UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No._______)

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Filed by a Party other than the Registrant [ ]

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[ ]    Definitive Additional Materials
[ ]    Soliciting Material under §240.14a-12

NELNET, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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121 SOUTH 13TH STREET, SUITE 100	p 402.458.2370
LINCOLN, NE 68508	www.nelnet.com

April 12, 2019

Dear Shareholder:

On behalf of the Board of Directors, we are pleased to invite you to Nelnet, Inc.'s Annual Shareholders' Meeting on Thursday, May 23, 2019 at the Courtyard Marriott, 808 R Street, Lincoln, Nebraska at 8:30 a.m., Central Time. The notice of the meeting and proxy statement on the following pages contain information about the meeting.

Your participation in the Annual Meeting is important. We hope that you will be able to attend the meeting and encourage you to read our annual report and proxy statement. At the meeting, members of the Company's management team will discuss the Company's results of operations and business plans and will be available to answer your questions. Regardless of whether you plan to attend, we urge you to vote your proxy at your earliest convenience.

Thank you for your support of Nelnet, Inc.

Sincerely,
Michael S. Dunlap
Executive Chairman of the Board of Directors

Nelnet, Inc.
121 South 13th Street, Suite 100, Lincoln, Nebraska 68508

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 12, 2019

TIME AND DATE	8:30 a.m., Central Time, on Thursday, May 23, 2019

PLACE	Courtyard Marriott
808 R Street
Lincoln, Nebraska 68508

ITEMS OF BUSINESS	(1) To elect three Class II directors nominated by the Board of Directors to serve for three-year terms until the 2022 Annual Meeting of Shareholders
(2) To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2019
(3) To conduct an advisory vote to approve the Company's executive compensation
(4) To approve a new Executive Officers Incentive Compensation Plan
(5)
To approve an amendment to the Company's Articles of Incorporation to modify the restrictions for trusts which may hold Class B common stock, with ten votes per share, without conversion into Class A common stock, with one vote per share

(6) To transact such other business as may be properly introduced

RECORD DATE	You can vote if you were a shareholder as of the close of business on March 28, 2019

OTHER INFORMATION	The Letter to Shareholders from the Chief Executive Officer and our 2018 Annual Report on Form 10-K, which are not part of the proxy soliciting materials, are enclosed.

PROXY VOTING
The Board of Directors solicits your proxy and asks you to vote your proxy at your earliest convenience to be sure your vote is received and counted. Instructions on how to vote are contained in our proxy statement and in the Notice of Internet Availability of Proxy Materials. Whether or not you plan to attend the meeting, we ask you to vote over the Internet as described in those materials as promptly as possible in order to make sure that your shares will be voted in accordance with your wishes at the meeting. Alternatively, if you requested a copy of the proxy/voting instruction card by mail, you may mark, sign, date, and return the proxy/voting instruction card in the envelope provided.  The Board of Directors encourages you to attend the meeting in person. If you attend the meeting, you may vote by proxy or you may revoke your proxy and cast your vote in person. We recommend you vote by proxy even if you plan to attend the meeting.

By Order of the Board of Directors,
William J. Munn
Corporate Secretary
Nelnet, Inc.

NELNET, INC.
2019 PROXY STATEMENT
TABLE OF CONTENTS

PROXY STATEMENT
General Information	1

VOTING	2

PROPOSAL 1 - ELECTION OF DIRECTORS	5
Class II Director Nominees to Hold Office for a Term Expiring at the 2022 Annual Meeting of Shareholders	6
Class III Directors Continuing in Office for a Term Expiring at the 2020 Annual Meeting of Shareholders	7
Class I Directors Continuing in Office for a Term Expiring at the 2021 Annual Meeting of Shareholders	8

CORPORATE GOVERNANCE
Code of Business Conduct and Ethics for Directors, Officers, and Employees	9
Board Composition and Director Independence	9
Governance Guidelines of the Board	9
Board Diversity	10
The Board's Role in Risk Oversight	10
Board Leadership Structure	11
Board Committees	11
Meetings of the Board	13
Attendance at Annual Meetings of Shareholders	13
Director Compensation Overview	13
Director Compensation Elements	13
Director Compensation Table for Fiscal Year 2018	14
Share Ownership Guidelines for Board Members	15

EXECUTIVE OFFICERS	15

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis	16
Compensation Committee Report	25
Compensation Committee Interlocks and Insider Participation	25
Summary Compensation Table for Fiscal Years 2018, 2017, and 2016	26
Grants of Plan-Based Awards Table for Fiscal Year 2018	27
Outstanding Equity Awards at Fiscal Year-End Table (As of December 31, 2018)	28
Stock Vested Table for Fiscal Year 2018	28
Stock Option, Stock Appreciation Right, Long-Term Incentive, and Defined Benefit Plans	28
Potential Payments Upon Termination or Change-in-Control	29
Pay Ratio Disclosure	29

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL SHAREHOLDERS
Stock Ownership	30
Section 16(a) Beneficial Ownership Reporting Compliance	36

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	37

AUDIT COMMITTEE REPORT	42

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
Independent Accountant Fees and Services	44

PROPOSAL 3 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	45

PROPOSAL 4 - APPROVAL OF A NEW EXECUTIVE OFFICERS INCENTIVE COMPENSATION PLAN	46

PROPOSAL 5 - APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO MODIFY THE RESTRICTIONS FOR TRUSTS WHICH MAY HOLD CLASS B COMMON STOCK, WITH TEN VOTES PER SHARE, WITHOUT CONVERSION INTO CLASS A COMMON STOCK, WITH ONE VOTE PER SHARE	50

OTHER SHAREHOLDER MATTERS
Householding	58
Other Business	58
Shareholder Proposals for 2020 Annual Meeting	58

MISCELLANEOUS	59

APPENDIX A - NELNET, INC. EXECUTIVE OFFICERS INCENTIVE COMPENSATION PLAN	A - 1
APPENDIX B - FORM OF ARTICLES OF AMENDMENT TO THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION OF NELNET, INC. TO MODIFY THE RESTRICTIONS FOR TRUSTS WHICH MAY HOLD CLASS B COMMON STOCK	B - 1

Nelnet, Inc.
121 South 13th Street
Suite 100
Lincoln, Nebraska 68508

PROXY STATEMENT

General Information

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Nelnet, Inc. (the “Company”) for the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 23, 2019, at 8:30 a.m., Central Time, at the Courtyard Marriott, 808 R Street, Lincoln, Nebraska 68508. The Annual Meeting will be held for the purposes set forth in the notice of such Annual Meeting on the cover page hereof.

Important Notice Regarding the Availability of Proxy Materials for the
2019 Annual Meeting of Shareholders to be held on May 23, 2019

Our notice of annual meeting and proxy statement, 2018 annual report on Form 10-K, letter to shareholders, electronic proxy card, and other annual meeting materials are available on the Internet at www.proxyvote.com. We intend to begin mailing our Notice of Internet Availability of Proxy Materials to shareholders on or about April 12, 2019. At that time, we also will begin mailing paper copies of our proxy materials to shareholders who requested them. Additional information on how these materials will be distributed is provided below.

Under U.S. Securities and Exchange Commission (the “SEC”) rules, we are allowed to mail a notice to our shareholders informing them that our proxy statement, annual report on Form 10-K, electronic proxy card, and related materials are available for viewing, free of charge, on the Internet. Shareholders may then access these materials and vote their shares over the Internet, or request delivery of a full set of proxy materials by mail or email. These rules give us the opportunity to serve shareholders more efficiently by making the proxy materials available online and reducing the environmental impact and costs associated with printing and physical delivery. We are utilizing this process for the 2019 Annual Meeting. We intend to begin mailing the required notice, called the Notice of Internet Availability of Proxy Materials (the "Notice"), to shareholders on or about April 12, 2019. The proxy materials will be posted on the Internet, at www.proxyvote.com, no later than the day we begin mailing the Notice. If you receive a Notice, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the Notice.
The Notice contains important information, including:

•	The date, time, and location of the Annual Meeting

•	A brief description of the matters to be voted on at the meeting

•	A list of the proxy materials available for viewing at www.proxyvote.com and the control number you will need to use to access the site

•	Instructions on how to access and review the proxy materials online, how to vote your shares over the Internet, and how to get a paper or email copy of the proxy materials if that is your preference

You may vote in person at the Annual Meeting or you may vote by proxy. To obtain directions to attend the Annual Meeting and vote in person, please call 402-458-3038. Giving the Board of Directors your proxy means that you authorize representatives of the Board to vote your shares at the Annual Meeting in the manner you specify. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. If your share ownership is registered directly, you may refer to voting instructions contained in this proxy statement and in the Notice. If your share ownership is beneficial (that is, your shares are held in the name of a bank, broker, or other nominee, referred to as being held in “street name”), your broker will issue you a voting instruction form that you use to instruct them how to vote your shares. Your broker must follow your voting instructions. Although most brokers and nominees offer mail, telephone, and Internet voting, availability and specific procedures will depend on their voting arrangements.

Your vote is important. For this reason, the Board of Directors is requesting that you permit your common stock to be voted by proxy at the Annual Meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

VOTING

Who Can Vote

You may vote if you owned Nelnet, Inc. Class A common stock, par value $0.01 per share, or Class B common stock, par value $0.01 per share, as of the close of business on March 28, 2019 (the “record date”). At the close of business on March 28, 2019 28,636,511 and 11,459,641 shares of the Company's Class A and Class B common stock, respectively, were outstanding and eligible to vote. The Class A common stock is listed on the New York Stock Exchange under the symbol “NNI.” The Class B common stock is not listed on any exchange or market. At the Annual Meeting, each Class A and Class B shareholder will be entitled to one vote and 10 votes, respectively, in person or by proxy, for each share of Class A and Class B common stock, respectively, owned of record as of the record date. The stock transfer books of the Company will not be closed. The Secretary of the Company will make a complete record of the shareholders entitled to vote at the Annual Meeting available for inspection by any shareholder beginning two business days after the Notice of the Annual Meeting is given and continuing through the Annual Meeting, at the Company's headquarters in Lincoln, Nebraska at any time during regular business hours. Such records will also be available for inspection at the Annual Meeting.

As a matter of policy, the Company keeps private all proxies, ballots, and voting tabulations that identify individual shareholders. Such documents are available for examination only by certain representatives associated with processing proxy voting instructions and tabulating the vote. No vote of any shareholder is disclosed, except as may be necessary to meet legal requirements.

How You Vote

You may vote your shares prior to the Annual Meeting by following the instructions provided in the Notice, this proxy statement, and the voter website, www.proxyvote.com. If you requested a paper copy of the proxy materials, voting instructions are also contained on the proxy card enclosed with those materials.

•	If you are a registered shareholder, there are three ways to vote your shares before the meeting:

By Internet (www.proxyvote.com): Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on May 22, 2019. Have your Notice of Internet Availability of Proxy Materials with you when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
By mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. There is no charge for requesting a paper copy of materials. To be valid, proxy cards must be received before the start of the Annual Meeting. If you want to receive a paper or e-mail copy of the proxy materials, please choose one of the following methods to make your request:

•	By internet: www.proxyvote.com

•	By telephone: 1-800-579-1639

•	By e-mail*: sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with your 16-Digit Control Number in the subject line.

By telephone (1-800-690-6903): Use any touch-tone phone to transmit your voting instructions until 11:59 p.m. EDT on May 22, 2019. Have your proxy card with you when you call and follow the instructions.

•
If your shares are held in street name, your broker, bank, or other holder of record may provide you with a Notice of Internet Availability of Proxy Materials. Follow the instructions on the Notice to access our proxy materials and vote online or to request a paper or e-mail copy of our proxy materials. If you receive these materials in paper form, the materials will include a voting instruction card so you can instruct your broker, bank, or other holder of record how to vote your shares.

You may vote your shares at the Annual Meeting. If you are a registered shareholder, you can vote at the meeting any shares that were registered in your name as the shareholder of record as of the record date. If your shares are held in street name, you are not a holder of record of those shares and cannot vote them at the Annual Meeting unless you have a legal proxy from the holder of record. If you plan to attend and vote your street name shares at the Annual Meeting, you should request a legal proxy from your broker, bank, or other holder of record and bring it with you to the meeting along with proof of identification.

If you plan to vote your shares at the Annual Meeting, please pick up a ballot at the registration table upon your arrival. You may then submit your ballot to a meeting usher at the time designated during the meeting. Ballots will not be distributed during the meeting. Shares may not be voted after the final vote at the meeting.
Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy.
What Items Require Your Vote
There are five proposals that will be presented for your consideration at the meeting:

•	Electing the three Class II director nominees named in this proxy statement to the Board of Directors for three-year terms

•	Ratifying the appointment of KPMG LLP as the Company's independent registered public accounting firm (“independent auditor”) for 2019

•	Approving on an advisory basis the Company's executive compensation

•	Approving a new Executive Officers Incentive Compensation Plan

•
Approving an amendment to the Company's Articles of Incorporation to modify the restrictions for trusts which may hold Class B common stock, with ten votes per share, without conversion into Class A common stock, with one vote per share

Each of the proposals have been submitted on behalf of the Company's Board of Directors.

How You Can Change Your Vote
If you are a registered shareholder, you can revoke your proxy and change your vote prior to the Annual Meeting by:

•
Sending a written notice of revocation to our Corporate Secretary at 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508 (the notification must be received by the close of business on May 22, 2019)

•	Voting again by Internet prior to 11:59 p.m. EDT on May 22, 2019 (only the latest vote you submit will be counted)

•	Submitting a new properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the Annual Meeting)
If your shares are held in street name, you should contact your broker, bank, or other holder of record about revoking your voting instructions and changing your vote prior to the meeting.
If you are eligible to vote at the Annual Meeting, you also can revoke your proxy or voting instructions and change your vote at the Annual Meeting by submitting a written ballot before the final vote at the meeting. Your attendance at the Annual Meeting will not automatically revoke your proxy; you must specifically revoke your proxy.
Quorum Needed To Hold the Meeting

In order to conduct the Annual Meeting, the Company's Articles of Incorporation and Bylaws provide that shares constituting a majority of the voting power of all the shares of the Company's stock entitled to vote must be present in person or by proxy. This is called a quorum. If you return valid proxy instructions or vote in person at the Annual Meeting, your shares will be considered part of the quorum. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. New York Stock Exchange rules allow banks, brokers, and other nominees to vote in their discretion the shares held by them for a customer on matters that the New York Stock Exchange considers to be routine, even though the bank, broker, or nominee has not received voting instructions from the customer. A broker “non-vote” occurs when a bank, broker, or other nominee has not received voting instructions from the customer and the bank, broker, or other nominee cannot vote the shares because the matter is not considered to be routine under New York Stock Exchange rules.

Under New York Stock Exchange rules, the election of directors, the advisory vote to approve executive compensation, the approval of the new Executive Officers Incentive Compensation Plan, and the approval of the amendment to the Articles of Incorporation will not be considered to be “routine” matters, and banks, brokers, and other nominees who are members of the New York Stock Exchange will not be permitted to vote shares held by them for a customer on these matters without instructions from the beneficial owner of the shares.

Counting Your Vote

If you provide specific voting instructions, your shares will be voted as instructed. If you hold shares in your name and submit a valid proxy without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors. If you hold your shares in your name and do not return a valid proxy and do not vote in person at the Annual Meeting, your shares will not be voted. If you hold your shares in the name of a bank, broker, or other nominee, and you do not give that nominee instructions on how you want your shares to be voted, the nominee has the authority to vote your shares in the nominee’s discretion on the ratification of the appointment of KPMG LLP as independent auditor. However, as discussed above, the nominee will not be permitted to vote your shares without your instructions on the election of directors, the advisory vote to approve executive compensation, the approval of the new Executive Officers Incentive Compensation Plan, and the approval of the amendment to the Company's Articles of Incorporation.

Giving the Board your proxy also means that you authorize their representatives to vote in their discretion on any other matter that may be properly presented at the Annual Meeting. As of the date of this proxy statement, the Company does not know of any other matters to be presented at the Annual Meeting.

What Vote is Needed

Our Articles of Incorporation provide that directors are elected by a majority of the votes cast by the shares entitled to vote at the Annual Meeting. Although abstentions and broker “non-votes” will be counted for purposes of determining whether there is a quorum (as discussed above), they will not be counted as votes cast in the election of directors and thus will not have the effect of votes for or against any director.

With respect to the election of the Class II directors, shareholders of the Company, or their proxy if one is appointed, have cumulative voting rights under the Nebraska Model Business Corporation Act. That is, shareholders, or their proxy, may vote their shares for as many directors as are to be elected, or may cumulate such shares and give one nominee as many votes as the number of directors to be elected multiplied by the number of their shares, or may distribute votes on the same principle among as many or as few nominees as they may desire. If a shareholder desires to vote cumulatively, he or she must vote in person or give his or her specific cumulative voting instructions to the designated proxy that the number of votes represented by his or her shares are to be cast for one or more designated nominees. Cumulative voting is not available for internet voting.

The Nebraska Model Business Corporation Act and our Bylaws provide that a majority of votes cast at the meeting is required to approve Proposals 2 and 3 (ratifying the appointment of KPMG LLP and approving on an advisory basis the Company's executive compensation, respectively). Although abstentions and broker “non-votes” will be counted for purposes of determining whether there is a quorum (as discussed above), they will not be counted as votes cast with respect to Proposals 2 and 3 and thus will not have the effect of votes for or against Proposals 2 and 3.

With respect to Proposal 4 (approval of a new Executive Officers Incentive Compensation Plan), New York Stock Exchange rules provide that approval of such proposal requires the affirmative vote of a majority of the votes cast. Holders of shares of Class A common stock and holders of shares of Class B common stock will vote together on this proposal as a single class. The New York Stock Exchange treats abstentions as votes cast, and thus abstentions will be treated as not being affirmative votes and thus will have the same effect as a vote against approval of this proposal. Broker "non-votes" will not be counted as votes cast with respect to this proposal, and thus will not have the effect of votes for or against this proposal.

With respect to Proposal 5 (approval of an amendment to the Articles of Incorporation to modify the restrictions for trusts which may hold Class B common stock, with ten votes per share, without conversion into Class A common stock, with one vote per share), the Nebraska Model Business Corporation Act provides that a majority of votes cast at the meeting is required to approve this proposal, with the Class A common shares and the Class B common shares voting together as a single class or voting group. Although abstentions and broker “non-votes” will be counted for purposes of determining whether there is a quorum (as discussed above), they will not be counted as votes cast with respect to this proposal and thus will not have the effect of votes cast for or against this proposal.

Voting Recommendations
The Company's Board of Directors recommends that you vote:

•	“FOR” the election of each of the Class II director nominees to the Board of Directors for a three-year term

•	“FOR” the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2019

•	“FOR” the approval of the compensation of the Company's named executive officers, as disclosed in this proxy statement

•	"FOR" the approval of the new Executive Officers Incentive Compensation Plan

•
“FOR” the approval of the amendment to the Company's Articles of Incorporation to modify the restrictions for trusts which may hold Class B common stock, with ten votes per share, without conversion into Class A common stock, with one vote per share

A proxy, when properly executed and not revoked, will be voted in accordance with the authorization and instructions contained therein. Unless a shareholder specifies otherwise, all shares represented will be voted in accordance with the recommendations of the Company's Board of Directors.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be reported in a current report on Form 8-K to be filed within four business days after the Annual Meeting date.

Cost of This Proxy Solicitation

The Company will pay the cost of soliciting proxies, including the preparation, assembly, and furnishing of proxy solicitation and other required annual meeting materials. Directors, officers, and regular employees of the Company may solicit proxies by telephone, electronic communications, or personal contact, for which they will not receive any additional compensation in respect of such solicitations. The Company will also reimburse brokerage firms and others for all reasonable expenses for furnishing proxy solicitation and other required annual meeting materials to beneficial owners of the Company's stock.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company’s Board of Directors consists of nine directors who are divided into three classes, designated as Class I, Class II, and Class III. In accordance with the Company’s Articles of Incorporation, the number of directors constituting the entire Board is fixed exclusively by the Board from time to time. The classes of directors serve for staggered three-year terms, with their current terms ending at the annual meeting of shareholders in the following years: Class I directors - 2021; Class II directors - 2019; and Class III directors - 2020.

Shareholders are asked to elect three Class II directors to serve on the Board of Directors for a three-year term ending at the 2022 annual meeting of shareholders. The nominees for these Class II directorships are James P. Abel, William R. Cintani, and Kimberly K. Rath. Each nominee is currently serving on the Board as a Class II director and was most recently elected to the Board by the shareholders at the 2017 annual meeting of shareholders, at which annual meeting the shareholders also approved an amendment to the Articles of Incorporation to classify the Board into three classes, with the directors in each class serving staggered three-year terms of office implemented by the directors in Class I, Class II, and Class III having initial terms of office expiring at the Company's annual meeting of shareholders in 2018, 2019, and 2020, respectively. In making these nominations, the Board and the Nominating and Corporate Governance Committee considered each nominee’s specific experience, qualifications, and skills as described below.

Upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board has nominated each of the Class II director nominees named below to serve on the Board of Directors as Class II directors.

The Board of Directors recommends that shareholders vote FOR the election of each Class II director nominee (named below) to the Board of Directors.

In the event that before the election any Class II director nominee becomes unable to serve or for good cause unwilling to serve, if elected, the shares represented by proxy will be voted for any substitute nominees designated by the Board, unless the proxy does not indicate that the shares are to be voted for all Class II director nominees, or, if the Board does not designate any substitute nominees, the shares represented by proxy may be voted for a reduced number of nominees. The Board of Directors knows of no reason why any of the persons nominated for election as Class II directors might be unable or unwilling to serve if elected, and each nominee has consented to and expressed an intention to serve if elected. There are no arrangements or understandings between any of the nominees and any other person pursuant to which any of the nominees was selected as a nominee.

The following sets forth certain information about (i) each of the three nominees for election as Class II directors to serve for a three-year term expiring at the 2022 annual meeting of shareholders, and (ii) each of the current Class I and Class III directors whose term of office continues beyond the 2019 Annual Meeting. The information includes, with respect to each such person: (a) his or her age, (b) the year during which he or she was first elected a director of the Company, (c) his or her principal occupation(s) and any other directorships with publicly-held companies (if applicable) during the past five years, and (d) the qualifications of such person that led to the conclusion that such person should serve as a director of the Company.

Class II Director Nominees to Hold Office for a Term Expiring at the 2022 Annual Meeting of Shareholders

James P. Abel, 68 Director since August 2003	Chief Executive Officer, NEBCO, Inc.
•
Chief Executive Officer, NEBCO, Inc., a company with interests in the manufacture of concrete building materials, road construction, insurance, mining, railroading, farming, and real estate, 2004 - present; President and Chief Executive Officer, 1983 - 2004

•
Chairman of the Board of Directors, Ameritas Mutual Holding Company and Ameritas Holding Company; and Director, Ameritas Life Insurance Corp. Ameritas Mutual Holding Company is the parent company and owns Ameritas Holding Company, which owns 100 percent of the stock of Ameritas Life Insurance Corp. These entities offer a wide range of insurance and financial products and services to individuals, families, and businesses.

Mr. Abel's qualifications include his experience on boards of directors of other private companies and his demonstrated executive leadership abilities and management experience as Chief Executive Officer of a complex diversified organization, as well as his knowledge of operations and experience with mergers and acquisitions, all of which give him critical insights into the operational requirements of the Company.

William R. Cintani, 66 Director since May 2012	Chairman and Chief Executive Officer, Mapes Industries
	•	Chairman and Chief Executive Officer, Mapes Industries, a diversified manufacturer of specialty architectural products with distribution across the United States and Canada, 1993 - present

Mr. Cintani's qualifications include more than 40 years of managing a diverse, nationwide manufacturing business with distribution in all 50 states and Canada. Mr. Cintani's service on numerous civic, philanthropic, and service boards has provided him with a wide array of experience in both corporate governance and operations. His practical knowledge and board experience provide the Company with a resource for all aspects of finance, operations, IT, and strategic planning. In addition, Mr. Cintani served 10 years as a member of the board of directors for certain of the Company's asset-backed securities special purpose corporations.

Kimberly K. Rath, 58 Director since October 2007	Co-Chairperson and President, Talent Plus, Inc.
	•	Co-Chairperson, Talent Plus, Inc., a global human resources consulting firm, August 2013 - present; President, June 2016 - present
	•	Co-Founder, Talent Plus, Inc., 1989 - present

Ms. Rath's qualifications include over 30 years of experience in the field of human resources, with expertise in executive development, employee engagement, and human capital management. Ms. Rath also has 30 years of experience leading an international executive management consulting and training organization, working with major global companies. Ms. Rath serves as an executive strategic advisor to many leaders across the globe in both private and public sectors.

Class III Directors Continuing in Office for a Term Expiring at the 2020 Annual Meeting of Shareholders

Kathleen A. Farrell, 55 Director since October 2007	Dean and Professor of Finance, College of Business Administration, University of Nebraska-Lincoln
•
Dean, College of Business Administration, University of Nebraska - Lincoln, December 2017 - present; Professor of Finance, August 2009 - present; Interim Dean, January 2017 - December 2017; Chair, Finance Department, August 2014 - December 2016; Senior Associate Dean of Academic Programs, August 2011 - July 2014; Associate Dean of Academic Programs, August 2010 - August 2011; Associate Professor of Finance, 2001 - July 2009; Assistant Professor of Finance, August 1993 - 2001

Dr. Farrell's qualifications include her expertise in corporate finance, executive turnover, and executive compensation, and her prior experience as an auditor at a national public accounting firm. Dr. Farrell has achieved designation as a Certified Public Accountant (inactive), has over 25 years of experience teaching university courses in the areas of banking and finance, and has conducted extensive research on these topics. Dr. Farrell has also published articles on these topics in numerous scholarly journals.

David S. Graff, 36 Director since May 2014	Chief Executive Officer, Agile Sports Technologies, Inc. (doing business as Hudl)
•
Chief Executive Officer, Hudl, May 2006 - present. Hudl provides online video analysis and coaching tools software for professional, college, high school, club, and youth teams and athletes, and as of 2018, Hudl software was used by hundreds of thousands of teams around the world, serving more than 30 different sports, including the National Hockey League, National Football League, National Basketball Association, and English Premier League.

Mr. Graff's qualifications include his experience and expertise in computer science, marketing, and sales. In addition, as co-founder of Hudl, Mr. Graff provides the Board of Directors and the Company significant expertise in business development and innovation. Mr. Graff serves on the Advisory Board for the Jeffrey S. Raikes School of Computer Science and Management at the University of Nebraska. In 2010, Mr. Graff was featured on Inc. Magazine's 30 Under 30 list along with the other Hudl co-founders, and in 2016 was named one of Fast Company's Most Creative People. In addition, Mr. Graff served as a member of the board of directors for certain of the Company's asset-backed securities special purpose corporations.

Thomas E. Henning, 66 Director since August 2003	President and Chief Executive Officer, Assurity Group, Inc. and its subsidiary, Assurity Life Insurance Company
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President and Chief Executive Officer, Assurity Group, Inc. and its subsidiary, Assurity Life Insurance Company, which offers a variety of disability income and critical illness protection, life insurance, and annuity products, 1990 - present

• Director, Great Western Bancorp, Inc. ("GWB") and Great Western Bank, August 2015 - present. GWB is a publicly traded full service regional bank holding company.
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Director, Federal Home Loan Bank Topeka, March 2007 - October 2015. The Federal Home Loan Bank Topeka is part of the 12-member Federal Home Loan Bank system. The bank serves the states of Oklahoma, Kansas, Nebraska, and Colorado and provides liquidity to member institutions to assist in financing real estate.

Mr. Henning's qualifications include almost 30 years of experience as President and Chief Executive Officer of a large insurance company, his prior experience as President of a regional bank, his financial expertise, including being a Chartered Financial Analyst, his experience in risk assessment and management, and his vast knowledge and experience in leadership and management. Mr. Henning also completed a comprehensive program of study by the National Association of Corporate Directors ("NACD") and has been named a NACD Fellow.

Class I Directors Continuing in Office for a Term Expiring at the 2021 Annual Meeting of Shareholders

Michael S. Dunlap, 55 Director since January 1996	Executive Chairman, Nelnet, Inc.
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Executive Chairman, Nelnet, Inc., January 2014 - present; Chairman, January 1996 - December 2013; Chief Executive Officer, May 2007 - December 2013 and December 2001 - August 2003; Co-Chief Executive Officer, August 2003 - May 2007

•
Chairman, Farmers & Merchants Investment Inc. (“F&M”), the parent of Union Bank and Trust Company (“Union Bank”), January 2013 - present; Co-President and Director, January 2007 - January 2013 (F&M is an affiliate of the Company)

Mr. Dunlap's qualifications include more than 30 years of experience in the areas of banking and financial services, leadership, strategic operations, and management, including as one of our co-founders and our Chairman since the Company's inception, as well as his experience as a member of the boards of directors of numerous other organizations. Mr. Dunlap's knowledge of every part of our business and his intense focus on innovation and excellence are keys to our Board's success.

Preeta D. Bansal, 53 Director since November 2018	Founder, Chairperson, and Chief Executive Officer, Social Emergence Corporation
	•	Founder, Chairperson, and Chief Executive Officer, Social Emergence Corporation, a not-for-profit, social benefit organization, 2015 - present
	•	Lecturer, Senior Advisor, and Visiting Scholar, Massachusetts Institute of Technology, 2014 - present
	•	Global General Counsel for Litigation and Regulatory Affairs, HSBC Holdings plc, one of the largest banking and financial services institutions in the world, 2012 - 2013
	•	General Counsel and Senior Policy Advisor, Office of Management and Budget, Executive Office of the President of the United States, 2009 - 2011
	•	Partner, Skadden, Arps, Slate, Meagher & Flom LLC, an international law firm, 2003 - 2009
	•	Commissioner, United States Commission on International Religious Freedom, 2003 - 2009 (Chair, 2004 - 2005)
	•	Visiting Professor, University of Nebraska College of Law, 2001 - 2003
	•	Solicitor General of the State of New York, 1999 - 2001
Ms. Bansal's qualifications include over 30 years of experience in banking, financial services, government, regulation, public policy, and academia as a distinguished lawyer and global business leader. Ms. Bansal provides to the Board of Directors and the Company valuable insight and leadership on various business, compliance, regulatory, and policy issues.

Michael D. Reardon, 66 Director since December 2003	Chairman, Provision Networks, LLC
	•	Chairman, Provision Networks, LLC, a telecommunications company, August 2015 - present; Chief Executive Officer, January 2004 - August 2015

Mr. Reardon's qualifications include over 35 years of experience starting and building companies from the ground up, providing strategy, leadership, business development, and management expertise, and dealing with financial and operational issues in challenging environments. Mr. Reardon also has experience leading technology related companies. Through his roles as an executive officer and Chairman of such companies, and his prior experience on the boards of directors and board committees of other public companies, Mr. Reardon provides valuable and unique insights.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics for Directors, Officers, and Employees

The Company has a written code of business conduct and ethics that applies to all of the Company's directors, officers, and employees, including the Company's Executive Chairman, Chief Executive Officer, President, Chief Operating Officer, and Chief Financial Officer (who is also the Company's principal accounting officer), and is designed to promote ethical and legal conduct. Among other items, the code addresses the ethical handling of actual or potential conflicts of interest, compliance with laws, accurate financial reporting, and procedures for promoting compliance with, and reporting violations of, the code. This code is available on the Company's investor relations website at www.nelnetinvestors.com under “Corporate Governance” and is available in print to any shareholder who requests it. Any future amendments to or waivers of the code, to the extent applicable to any executive officer or director, will be posted at this location on the Company's website.

Board Composition and Director Independence

The Board of Directors is composed of a majority of independent directors as defined by the rules of the New York Stock Exchange. A director does not qualify as an independent director unless the Board has determined, pursuant to applicable legal and regulatory requirements, that such director has no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company).  The Nominating and Corporate Governance Committee reviews compliance with the definition of “independent” director annually. Mr. Dunlap beneficially owns 77.1% of the combined voting power of the Company's shareholders. Because of his beneficial ownership, Mr. Dunlap can effectively elect each member of the Board of Directors and has the power to defeat or remove each member of the Board of Directors.

The Board has evaluated commercial, consulting, charitable, familial, and other relationships with each of its directors, director nominees, and entities with respect to which they are an executive officer, partner, member, and/or significant shareholder. As part of this evaluation, the Board noted that none of the current directors received any consulting, advisory, or other compensatory fees from the Company, other than those described under "Certain Relationships and Related Transactions" and "Director Compensation Table for Fiscal Year 2018." Based on this independence review and evaluation, and on other facts and circumstances the Board deemed relevant, the Board, in its business judgment, has determined that all of the Company's current directors are independent, with the exception of Mr. Dunlap, who is currently an employee of the Company.

The Company's Nominating and Corporate Governance Committee is responsible for reviewing and approving all new transactions, and any material amendments or modifications to existing transactions, between the Company and related parties, and taking such actions as the Committee deems necessary and appropriate in relation to such transactions, including reporting to the Board of Directors with respect to such transactions as the Committee deems necessary and appropriate. See “Certain Relationships and Related Transactions.”

Governance Guidelines of the Board
The Board's governance is guided by the Company's Corporate Governance Guidelines. The Board's current guidelines are available on the Company's investor relations website at www.nelnetinvestors.com under “Corporate Governance” and are available in print to any shareholder who requests them. Among other matters, the guidelines provide for the following:

•	A majority of the members of the Board must be independent directors.

•	The Board undertakes an annual self-review.

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The Board and each Board Committee has the authority to engage independent or outside counsel, accountants, or other advisors, as it determines to be necessary or appropriate. All related fees and costs of such advisors are paid by the Company.

•	Board members have open communication access to all members of management and counsel.

•
Directors who are not employees or officers of the Company or any of its subsidiaries ("Non-Employee Directors") meet in executive session, without the presence of management. Mr. Henning currently presides at these executive sessions. Anyone who has a concern about the Company may communicate that concern directly to these Non-Employee Directors. Such communication may be mailed to the Corporate Secretary at Nelnet, Inc., 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508 or anonymously submitted via the Company's investor relations website at www.nelnetinvestors.com under "Corporate Governance" - “Anonymous Reporting.” All such communications will be forwarded to the appropriate Non-Employee Directors for their review. The Non-Employee Directors may take any action deemed appropriate or necessary, including the retention of independent or outside counsel, accountants, or other advisors, with respect to any such communication addressed to them. No adverse action will be taken against any individual making any such communication in good faith to the Non-Employee Directors.

Board Diversity

In considering whether to recommend any candidate for election to the Board, including candidates recommended by shareholders, the Nominating and Corporate Governance Committee will apply the criteria set forth in Nelnet's Corporate Governance Guidelines. These criteria include the candidate's independence, wisdom, integrity, understanding and acceptance of the Company's corporate philosophy, business or professional knowledge and experience, record of accomplishment, and willingness to commit time and energy to the Company. Our Corporate Governance Guidelines also specify that the value of diversity on the Board should be considered by the Nominating and Corporate Governance Committee in the director identification and nomination process. The Board is committed to a strong and diverse membership and a thorough process to identify those individuals who can best contribute to the Company's continued success. As part of this process, the Nominating and Corporate Governance Committee will continue to take all reasonable steps to identify and consider for Board membership all candidates who satisfy the business needs of the Company at the time of appointment.

The Committee seeks nominees with a broad diversity of experience, professional skills, and backgrounds. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability, or any other basis proscribed by law.

The Board's Role in Risk Oversight
Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company in fostering a culture of risk-aware and risk-adjusted decision-making that allows the Company to avoid adverse financial and operational impacts. The involvement of the full Board of Directors in setting the Company's business strategy is a key part of its assessment of management's appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Risk and Finance Committee assists the Board of Directors in fulfilling its responsibilities with respect to oversight of the Company's enterprise-wide risk management framework and oversight of the Company's strategies relating to capital management. The Audit Committee focuses on the integrity of the Company's financial statements, system of internal controls, and policies for risk assessment and risk management. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibility with respect to regulatory, compliance, related-party transactions, and public policy issues that affect the Company, and works closely with the Company's legal and policy services groups.  The Compliance Committee assists the Board of Directors in fulfilling its responsibility to oversee the Company's Compliance Management Program, which is designed to ensure compliance with consumer protection laws, regulations, and corporate policies. In addition, the Audit Committee and the Risk and Finance Committee oversee various aspects of the Company’s initiatives, procedures, controls, plans, and other measures related to cybersecurity risks, including measures designed to prevent, detect, and respond to cybersecurity threats, with the Board of Directors receiving frequent updates with respect to such measures and related cybersecurity risk management activities. Finally, in setting compensation philosophy and strategy, the Compensation Committee strives to create incentives that encourage an appropriate level of risk-taking behavior consistent with the Company's business strategy.

Board Leadership Structure

Mr. Dunlap serves as Executive Chairman of the Board and Jeffrey R. Noordhoek serves as Chief Executive Officer. While the Board of Directors and management do not believe either a combined Chairman and CEO or separate roles necessarily guarantee better governance or the absence of risk, they believe the Company's current leadership structure is appropriate for our business at this time. The Board believes that its current leadership structure best serves the objectives of the Board's oversight of management, the ability of the Board to carry out its roles and responsibilities on behalf of the shareholders, and the Company's overall corporate governance. The Board also believes that the current separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing the Company, while leveraging the experience and perspectives of the Executive Chairman. It also allows the Executive Chairman to focus on leadership of the Board in addition to providing management direction on company-wide issues. The Board periodically reviews the leadership structure and may make changes in the future.

In addition, Mr. Henning is currently serving as the independent Lead Director of the Board. The Board believes having a lead independent director is an important governance practice, given that the Executive Chairman is not an independent director under our Corporate Governance Guidelines and applicable rules. Mr. Dunlap, as Executive Chairman, provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. In conjunction with Mr. Henning as the independent Lead Director, Mr. Dunlap sets the Board agendas with Board and management input, facilitates communication among directors, works with Mr. Henning to provide appropriate information flow to the Board, and presides at meetings of the Board of Directors and shareholders. Mr. Henning works with Mr. Dunlap and other Board members to provide strong, independent oversight of the Company's management and affairs. Among other things, Mr. Henning is involved in the development of Board meeting agendas as well as the quality, quantity, and timeliness of information sent to the Board, serves as the principal liaison between Mr. Dunlap and the independent directors, and chairs an executive session of the Non-Employee Directors at most regularly scheduled Board meetings. This structure allows the Company to optimize the roles of Chairman, CEO, and independent Lead Director and follow sound governance practices.

Board Committees

The Board uses committees to assist it in the performance of its duties. During 2018, the standing committees of the Board were the Audit Committee, Compensation Committee, Compliance Committee, Nominating and Corporate Governance Committee, Risk and Finance Committee, and Executive Committee. During 2018, all Board committees, with the exception of the Executive Committee, were composed entirely of independent directors, and each committee other than the Executive Committee operates pursuant to a formal written charter, approved by the Board, which sets forth the committees' functions and responsibilities. Each committee charter is posted on the Company's investor relations website at www.nelnetinvestors.com under “Corporate Governance” - “Governance Documents” and is available in print to any shareholder who requests it. The purposes of each committee and their current members are set forth below.

Audit Committee

The Audit Committee is composed of Ms. Farrell and Messrs. Cintani and Henning. The Committee held seven meetings in 2018. Each member of the Audit Committee is (1) “independent” in accordance with the rules and regulations of the New York Stock Exchange and the rules and regulations of the SEC and (2) sufficiently financially literate to enable him or her to discharge the responsibilities of an Audit Committee member. The Board has determined that all of the members of the Audit Committee have accounting and related financial management expertise which qualifies each of them as an “audit committee financial expert,” as defined in the applicable rules and regulations of the SEC.

The Audit Committee provides assistance to the Board of Directors in its oversight of the integrity of the Company's financial statements, the Company's system of internal controls, the Company's policy standards and guidelines for risk assessment and risk management, the qualifications and independence of the Company's independent auditor, the performance of the Company's internal and independent auditors, and the Company's compliance with other regulatory and legal requirements. The Audit Committee discusses with management and the independent auditor the Company's annual audited financial statements, including the Company's disclosures made under “Management's Discussion and Analysis of Financial Condition and Results of Operations” in its filings with the SEC, and recommends to the Board of Directors whether such audited financial statements should be included in the Company's annual report on Form 10-K. The Audit Committee also selects the independent auditors for the next year and presents such selection to the shareholders for ratification.

Compensation Committee

The Compensation Committee is composed of Mses. Rath and Bansal, and Messrs. Abel and Reardon. The Committee held five meetings in 2018. The members of the Compensation Committee are “independent” in accordance with the rules and regulations of the New York Stock Exchange and the rules and regulations of the SEC, and at least two members of the Committee are “Non-Employee Directors” as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee oversees the Company's compensation and benefit policies. The Company's compensation policies are designed with the goal of maximizing shareholder value over the long term. The Compensation Committee believes that this goal is best realized by utilizing a compensation program which serves to attract and retain superior executive talent by providing management with performance-based incentives and closely aligning the financial interests of management with those of the Company's shareholders. The level of compensation is based on numerous factors, including achievement of results and financial objectives established by the Compensation Committee and the Board of Directors. See “Executive Compensation.”

Compliance Committee

The Compliance Committee is composed of Mses. Farrell and Bansal, and Messrs. Abel and Graff. The Committee held four meetings in 2018. The Compliance Committee has principal oversight responsibility with respect to the Company's Compliance Management Program, including approval of applicable corporate policies, ensuring adequate resources are available for training and communications, ensuring the Program is designed to adequately address consumer complaints and other compliance issues, and receiving periodic reporting from management regarding compliance activities.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of Ms. Rath and Messrs. Abel, Graff, and Reardon. The Committee held four meetings in 2018. The members of the Nominating and Corporate Governance Committee are “independent” as determined in accordance with the rules and regulations of the New York Stock Exchange and the rules and regulations of the SEC. The Nominating and Corporate Governance Committee is responsible for identifying and recommending qualified nominees to serve on the Company's Board of Directors, identifying members of the Board to serve on each Board committee, overseeing the evaluation by the Board of itself and its committees, identifying individuals to serve as officers of the Company and recommending such individuals to the Board, as well as developing and overseeing the Company's internal corporate governance processes. The Nominating and Corporate Governance Committee reviews related party transactions in accordance with the written policies and procedures adopted by the Board of Directors for the Committee's review of related party transactions, and takes such actions as the Committee deems necessary and appropriate in relation to such transactions, including reporting to the Board of Directors with respect to such transactions as the Committee deems necessary and appropriate.

The Company's Corporate Governance Guidelines establish criteria for specific qualities and skills to be considered by the Nominating and Corporate Governance Committee as necessary for the Company's directors to possess. These criteria include, among other items, independence, diversity, integrity, understanding the Company's corporate philosophy, valid business or professional knowledge, proven record of accomplishment with excellent organizations, ability to challenge and stimulate management, and willingness to commit time and energy. The Nominating and Corporate Governance Committee has been given the responsibility to take all reasonable steps to identify and evaluate nominees for director and has adopted a policy requiring it to consider written proposals for director nominees received from shareholders of the Company. No such proposals were received during 2018 from a beneficial owner of more than 5% of Nelnet's stock (other than current management). There is no difference in the manner in which the Committee evaluates director nominees based on whether the nominee is recommended by a shareholder. All of the nominees identified in this proxy statement have been recommended by the Committee.

When seeking candidates for director, the Nominating and Corporate Governance Committee solicits suggestions from incumbent directors, management, shareholders, and others. The Committee has authority under its charter to retain a search firm for this purpose. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it recommends his or her candidacy to the full Board of Directors.

The Company's Bylaws include provisions setting forth the specific conditions under which persons may be nominated by shareholders for election as directors at an annual meeting of shareholders. The provisions include the condition that nominee proposals from shareholders must be in writing and that shareholders comply with the time-frame requirements described under “Other Shareholder Matters - Shareholder Proposals for 2020 Annual Meeting” for shareholder proposals not included in the Company's Proxy Statement. A copy of such provisions is available upon written request to: Nelnet, Inc., 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508, Attention: Corporate Secretary. The Company's Bylaws are also posted on the Company's investor relations website at www.nelnetinvestors.com under “Corporate Governance” - “Governance Documents.”

Risk and Finance Committee

The Risk and Finance Committee is composed of Mses. Farrell and Bansal, and Messrs. Cintani, Graff, and Henning. The Committee held four meetings in 2018. The Risk and Finance Committee has principal oversight responsibility with respect to the Company's enterprise-wide risk management framework, including the significant strategies, policies, procedures, and systems used to identify, assess, measure, and manage the major risks facing the Company and oversight of the Company's material financial matters, including capital management, funding strategy, investments, and acquisitions that are material to the Company's business.

Executive Committee

The Executive Committee is composed of Ms. Farrell and Messrs. Dunlap and Henning. The Executive Committee held no formal meetings in 2018. The Executive Committee exercises all of the powers of the full Board in the management of the business and affairs of the Company during the intervals between meetings of the full Board, subject only to limitations as the Board may impose from time to time, or as limited by applicable law.

Meetings of the Board

The Board of Directors held six meetings in 2018. All directors attended at least 75% of the meetings of the Board and committees on which they serve.

Attendance at Annual Meetings of Shareholders

The Company does not have a policy regarding director attendance at the annual meetings of shareholders.  All directors attended the prior year's annual meeting of shareholders.

Director Compensation Overview
The Company’s compensation program for Non-Employee Directors is designed to reasonably compensate Non-Employee Directors for their service on the Board of Directors and its committees, in amounts commensurate with their roles and involvement, and taking into consideration the significant amount of time they devote in fulfilling their duties in view of the Company’s size, complexity, and risks, as well as the experience and skill levels required of members of the Board. The Company intends to compensate its Non-Employee Directors in a manner that attracts and retains high quality Board members, and ensures that their interests are aligned with the shareholders. The Compensation Committee reviews the compensation program for Non-Employee Directors on an annual basis and makes recommendations regarding the program to the Board.
In addition to the various components of the Company’s compensation program for Non-Employee Directors discussed under the "Director Compensation Elements," “Director Compensation Table for Fiscal Year 2018,” and “Share Ownership Guidelines for Board Members” captions below, the Company has a policy prohibiting members of the Board of Directors from short sales of the Company’s common stock, buying or selling call or put options or other derivatives related to the Company’s common stock, or entering into other transactions that have the effect of hedging the economic value of any of their direct or indirect interest in the Company’s common stock, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. The Company also has a policy requiring members of the Board who wish to buy or sell the Company’s stock to do so only through Rule 10b5-1 stock trading plans.

Director Compensation Elements

Non-Employee Directors are compensated for Board meeting and committee meeting attendance, earning $1,000 for each Board and committee meeting attended. For 2018, the Company also paid an annual retainer of $100,000 to Non-Employee Directors. An additional annual retainer of $10,000 is paid to Non-Employee Directors who serve as members on each of the Audit Committee, Compensation Committee, Compliance Committee, Nominating and Corporate Governance Committee, Risk and Finance Committee, or Executive Committee, as applicable. In 2018, the Chair of the Audit Committee was paid an additional $12,500 annual retainer fee. Mr. Dunlap, who is an employee of the Company, does not receive any consideration for participation in Board or committee meetings.

The Company has a Directors Stock Compensation Plan for Non-Employee Directors that was approved by the Board of Directors and shareholders pursuant to which Non-Employee Directors can elect to receive their annual retainer fees in the form of cash or in shares of the Company's Class A common stock. Currently, up to 500,000 shares may be issued under the plan. If a Non-Employee Director elects to receive Class A common stock, the number of shares of Class A common stock that will be granted will be equal to the amount of the annual retainer fee otherwise payable in cash divided by 85 percent of the fair market value of a share of Class A common stock on the date the fee is payable. Non-Employee Directors who choose to receive Class A common stock may also elect to defer receipt of the Class A common stock until termination of their service on the Board of Directors. Any dividends paid in respect of deferred shares during the deferral period will also be deferred in the form of additional shares and paid out at termination of service on the Board of Directors. This plan may be amended or terminated by the Board of Directors at any time, but no amendment or termination will adversely affect a Non-Employee Director's rights with respect to previously deferred shares without the consent of the Non-Employee Director.

Director Compensation Table for Fiscal Year 2018

The following table sets forth summary information regarding compensation of Non-Employee Directors for the fiscal year ended December 31, 2018.

	2018 Compensation
Director name	Fees paid in cash ($) (a)		Stock awards ($)		All other compensation ($)		Total ($)
James P. Abel	18,000		152,944	(b)	—		170,944
Preeta D. Bansal	4,000		76,513	(c)	2,093	(d)	82,606
William R. Cintani	16,000		141,207	(b)	22,000	(e)	179,207
Kathleen A. Farrell	20,000		164,742	(b)	—		184,742
David S. Graff	16,000		152,944	(b)	—		168,944
Thomas E. Henning	16,000		167,646	(b)	—		183,646
Kimberly K. Rath	8,750	(f)	141,207	(b)	30,250	(g)	180,207
Michael D. Reardon	134,000		—		—		134,000

(a)
Amounts represent cash paid to Non-Employee Directors for attendance at Board and committee meetings. The amount for Mr. Reardon also includes his annual retainer fees ($120,000), which he elected to receive in cash.

(b)
Each of the Non-Employee Directors, with the exception of Mr. Reardon, elected to receive their annual retainer fees for 2018 in the form of the Company's Class A common stock or deferred shares in accordance with the provisions of the Directors Stock Compensation Plan. As such, the amounts under “Stock awards” represent the grant date fair value of the stock computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"), based on the closing market price of the Company's Class A common stock on the date of issuance, June 22, 2018, of $60.50 per share. The Company uses the closing market price of the Company's Class A common stock on the date the annual retainer fees are payable to calculate the number of shares to be issued under this plan. Additional information about the Company’s accounting for stock-based compensation under FASB ASC Topic 718 can be found in Note 2 - “Summary of Significant Accounting Policies and Practices - Compensation Expense for Stock Based Awards” and Note 18 - “Stock Based Compensation Plans - Non-employee Directors Compensation Plan” of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

(c)
The Company's Board of Directors appointed Ms. Bansal as a Class I member of the Board effective November, 8, 2018. At that time, Ms. Bansal elected to receive her pro rata annual retainer fees (for the period November 8, 2018 through May 23, 2019) in the form of the Company's Class A common stock. As such, the amount under "Stock awards" represents the grant date fair value of the stock based on the closing market price of the Company's Class A common stock on the date of issuance, November 8, 2018, of $55.89 per share.

(d)
Ms. Bansal received health, dental, and vision insurance coverage benefits from the Company during 2018, since Ms. Bansal does not currently participate in another similar group insurance plan. Such insurance coverage was provided on generally the same terms and conditions that apply to employees and that are available to directors of the Company. This amount represents the dollar value of insurance premiums paid by the Company in 2018 related to these benefits.

(e)
Amount represents contributions by the Company to charitable organizations on behalf of Mr. Cintani during 2018. The Company offers a matching gift program in which all employees with at least six months of service and all members of the Board of Directors are eligible to participate. Under this program, for every dollar ($100 minimum) that an employee or Board member contributes in cash and securities to an eligible charitable organization or educational institution, the Company will make matching donations of additional funds, subject to terms and conditions applicable in an equal manner to all employees and Board members. The total maximum dollar amount payable under the program is $25,000 per director or employee per calendar year.

(f)
Amount reflects a reduction in cash paid to Ms. Rath for her attendance at Board and committee meetings during 2018 in an amount corresponding to the $5,250 in tuition reimbursements received by Ms. Rath during 2018 pursuant to her participation in the Company’s tuition reimbursement program as discussed in footnote (g) below.

(g)
Amount includes (i) $25,000 in contributions by the Company to charitable organizations on behalf of Ms. Rath during 2018 pursuant to the Company’s matching gift program described in footnote (e) above; and (ii) $5,250 in tuition reimbursements by the Company during 2018 pursuant to Ms. Rath’s participation in the Company's tuition reimbursement program, in which all employees with at least one year of service and all members of the Board of Directors are eligible to participate, for qualified tuition expenses related to an area of business at the Company. The amount of Ms. Rath’s tuition reimbursements by the Company was deducted from the fees paid in cash for Ms. Rath’s attendance at Board and committee meetings during 2018, and thus there was no incremental increase in Ms. Rath’s total compensation as a result of her participation in the tuition reimbursement program.

Share Ownership Guidelines for Board Members

The Compensation Committee of the Board of Directors believes that Board members should have a significant equity interest in the Company. In order to promote equity ownership and further align the interests of Board members with the Company's shareholders, the Committee has recommended and the Board has adopted Share Ownership Guidelines for Board members. Under these guidelines, each Non-Employee Director is encouraged to own shares of the Company's Class A common stock with a value of 50% of the amount obtained by multiplying the base annual retainer fee ($100,000) by the number of years the Director has served on the Board. As of February 28, 2019, all Non-Employee Directors owned an amount of shares in excess of that suggested by the guidelines.

EXECUTIVE OFFICERS

Under the Company's Bylaws, each executive officer holds office for a term of one year or until his or her successor is elected and qualified. The executive officers of the Company are elected by the Board of Directors at its annual meeting immediately following the annual meeting of shareholders.

The following sets forth the executive officers of the Company, including their names, their ages, their positions with the Company, and if different, their business experience during the last five years.

See "Proposal 1 - Election of Directors" for biographical information regarding Mr. Dunlap.

Name and Age Position and Business Experience

Terry J. Heimes, 54	•	Chief Operating Officer, Nelnet, Inc., January 2014 - present
	•	Chief Financial Officer, Nelnet, Inc., March 2001 - December 2013

James D. Kruger, 56	•	Chief Financial Officer, Nelnet, Inc., January 2014 - present
	•	Controller, Nelnet, Inc., October 1998 - December 2013

William J. Munn, 51	•	Corporate Secretary, Chief Governance Officer, and General Counsel, Nelnet, Inc., September 2006 - present

Jeffrey R. Noordhoek, 53	•	Chief Executive Officer, Nelnet, Inc., January 2014 - present
	•	President, Nelnet, Inc., January 2006 - December 2013

Timothy A. Tewes, 60	•	President, Nelnet, Inc., January 2014 - present
	•	President and Chief Executive Officer, Nelnet Business Solutions, Inc., a subsidiary of Nelnet, Inc., May 2007 - December 2013

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this section, we provide a detailed description of our executive compensation philosophy and program for our named executive officers (the “Named Executive Officers”) for fiscal 2018:

Name	Title
Michael S. Dunlap	Executive Chairman
Jeffrey R. Noordhoek	Chief Executive Officer
Terry J. Heimes	Chief Operating Officer
James D. Kruger	Chief Financial Officer
Timothy A. Tewes	President

Executive Summary

This Compensation Discussion and Analysis describes the key principles and measures that underlie the Company's executive compensation policies for the Named Executive Officers. The Company's stated compensation philosophy is clear and consistent, that it pays for performance. Its Named Executive Officers are accountable for the Company's performance and the business segment or segments they manage, and are compensated based on that performance.

For 2018, the Company had net income, excluding derivative market value and foreign currency transaction adjustments, of $227.1 million, or $5.55 per share. Net income, excluding derivative market value and foreign currency transaction adjustments, and the corresponding per share measure are non-GAAP financial measures, and there is no comprehensive, authoritative guidance for the presentation of these measures. For information on how these measures are calculated from the Company’s financial statements, reconciliations to the most directly comparable financial measures for 2018 under GAAP, and other information about these measures, please refer to Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Overview - GAAP Net Income and Non-GAAP Net Income, Excluding Adjustments on pages 35-36 of the Company’s 2018 Annual Report on Form 10-K filed with the SEC on February 27, 2019. The Company has delivered strong financial results supported by achievement of its key objectives of growing its core businesses, driving diversification around its core, and improving customer experiences. The Company believes that its executive compensation program contributes to a high-performance culture where executives deliver results that drive sustained growth.

The following discussion summarizes the Company's executive compensation program, compensation philosophy, objectives, and process considered in determining compensation for its Named Executive Officers.

Compensation Committee Governance and Processes

The Company's Board of Directors has designated the Compensation Committee to assist the Board in discharging its responsibilities relating to:

•	determining and administering the compensation of the Named Executive Officers and other executive officers of the Company

•	administering certain compensation plans, including stock, incentive, and commission compensation plans

•	assessing the effectiveness of succession planning relative to key executive officers of the Company

•	reviewing, approving, and overseeing certain other benefit plans

The Compensation Committee consists solely of independent members (as defined by the rules of the New York Stock Exchange) of the Board of Directors, and operates under a written charter adopted by the Board. Compensation Committee policy requires that all of the Company's compensation plans and practices shall comply with applicable laws, rules, and regulations.

As discussed below, the Compensation Committee works with members of management to develop executive compensation objectives and programs. The Compensation Committee or a subcommittee of the Compensation Committee reviews and approves the Company's compensation framework and specific executive compensation determinations. The Compensation Committee also coordinates with the Board of Directors to monitor the performance of the Named Executive Officers throughout the year to ensure that the compensation being provided meets the performance incentive objectives of the Company's compensation framework.

Role of Management in Recommending Executive Compensation

The Executive Director of People Services, the Chief Executive Officer, and the Chief Operating Officer, referred to herein as the internal committee, are directed by the Compensation Committee to develop, recommend, and administer in a consistent manner, compensation objectives and programs for the Compensation Committee and the Board of Directors to consider and approve. As part of this process, each year the internal committee, with the assistance of other members of management, reviews and updates as necessary the Company's compensation philosophy and strategy statement, and develops a proposed executive compensation framework. The internal committee is also tasked with ensuring that the objectives of the programs are aligned with the Company's long-term strategy. The Executive Chairman makes compensation recommendations for himself and the other Named Executive Officers for the Compensation Committee's review and approval.

Objectives of Executive Compensation

The general compensation philosophy of the Company, as an organization that values the long-term success of its shareholders, customers, and employees (referred to by the Company as associates), is that the Company will pay competitive and equitable compensation that is designed to encourage focus on the long-term performance objectives of the Company and is differentiated based on both the individual’s performance and the performance of their respective business segment. In carrying out this philosophy, the Company structures its overall compensation framework with the general objectives of encouraging ownership, savings, wellness, productivity, and innovation. In addition, total compensation is intended to be market competitive compared to select industry surveys, internally consistent, and aligned with the philosophy of a performance-based organization. The Company believes this approach will enable it to attract, retain, develop, and motivate the talent required for the Company's long-term success, encourage the creation of shareholder value, and recognize high levels of associate performance.

To build a strong work environment and culture, the Company structures its total compensation to be comprised of:

Element	Purpose	Characteristics
Base salary	Competitive cash compensation to retain and attract executive talent.	Fixed cash compensation based upon the scope and complexity of the role, individual experience, performance, and market competitiveness. Reviewed annually and adjusted as warranted.
Annual performance-based incentive bonuses	Drive the achievement of key short-term business results and recognize individual contributions to these results.
Primary mode to differentiate compensation based on performance. Annual incentives based on a combination of financial metrics and individual goals. Potential cash-equity mix through performance-based incentive program stock election framework.

Restricted stock awards	Promote long-term focus on shareholder value, serve as an important retention tool, and encourage equity stake in the Company.	Equity-based compensation subject to vesting periods, or other restrictions on sale, generally for three to ten years.
Health, retirement, and other benefits	Designed to provide competitive health insurance options and income replacement upon retirement, death, or disability.	Benefits for Named Executive Officers are the same as those available to all associates.

The annual and long-term performance measures used by the Compensation Committee in reviewing and determining executive compensation are reflected in the Executive Officers' Incentive Compensation Plan described below.

Summary of Executive Compensation Policies and Practices

What we do	What we don't do
Pay for performance	No employment contracts
Periodically utilize external, independent compensation consulting firm(s)	No significant additional perks to executive officers
Mitigate undue risk in compensation programs	No individual change in control/severance compensation arrangements
Provide guidelines for stock ownership	No stock options
Maintain minimum vesting periods for stock awards
Consider market data across industries to obtain a general sense of current compensation practices and decisions
Prohibit hedging and short sales of stock
Provide for clawback of incentive-based compensation

Compensation Policies and Practices - Risk Management

The Compensation Committee and the internal committee review incentive compensation arrangements to ensure that the arrangements do not encourage associates to take unnecessary and excessive risks. This risk assessment process includes a review of program policies and practices; program analysis to identify risk and risk control related to the programs; and determinations as to the sufficiency of risk identification, the balance of potential risk to potential reward, risk control, and the support of the programs and their risks to the Company's strategy. A balance between Company and business segment performance is required to protect against unnecessary risks being taken. Based on their review and evaluation of the Company's compensation policies and practices for its associates, the Compensation Committee, the internal committee, and the Company’s Enterprise Risk Management team believe that the Company’s policies and practices do not create inappropriate or unintended significant risks that are reasonably likely to have a material adverse effect on the Company.

Prohibition on Hedging and Short Sales

The Company has a policy prohibiting members of the Board of Directors and all associates, including senior management, from short sales of the Company’s common stock or buying or selling call or put options or other derivatives related to the Company’s common stock. The policy also prohibits these persons from entering into other transactions that have the effect of hedging the economic value of any of their direct or indirect interest in the Company’s common stock, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds.

Clawback Policy

The Company has a Clawback Policy, which gives the Board of Directors or any appropriate committee of the Board (such as the Compensation Committee), the discretion to recover incentive awards paid to any current or former executive officers of the Company if the financial results used to determine the amount of the incentive awards are materially restated and/or such person engaged in fraud or intentional misconduct.

The policy was adopted in advance of final rules or regulations to be issued by the SEC and/or the New York Stock Exchange to implement the incentive-based compensation recovery requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Board has reserved the right to revise or restate the policy to any extent necessary to comply with such final rules or regulations, and application may be made on a retroactive basis, if necessary, to comply with such final rules or regulations.

Say on Pay

The Company has determined, consistent with the preference expressed by the Company’s shareholders at the 2017 annual meeting of shareholders and the related prior recommendation by the Board of Directors, that it is important for the shareholders to have an opportunity to cast an advisory vote on executive compensation on an annual basis as a means to express their views regarding the Company's executive compensation philosophy, plans, programs, policies, and decisions, all as disclosed in the Company's proxy statement. Accordingly, shareholders will have the opportunity to cast an advisory vote on executive compensation at this year's annual meeting. See Proposal 3 in this proxy statement with respect to a shareholder advisory vote on the compensation of the Company's Named Executive Officers as disclosed in this proxy statement. Although the shareholder vote on this proposal is non-binding, the Compensation Committee will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

Consideration of Prior Say on Pay Votes

In making executive compensation determinations, the Compensation Committee has also considered the results of last year's advisory shareholder vote approving the compensation of the Company's Named Executive Officers as disclosed in the proxy statement for the 2018 annual meeting of shareholders. At the 2018 annual meeting, the Company's shareholders overwhelmingly approved such executive compensation by 99.9 percent of the votes cast. These voting results, and similar previous say on pay voting results, have strongly communicated the shareholders' endorsement of the Compensation Committee's decisions and policies to date. The Board of Directors and Compensation Committee reviewed these final vote results and determined that, given the significant level of support from the shareholders, no significant changes to the Company's executive compensation plans, practices, and policies were necessary at this time based on the say on pay vote results. The Compensation Committee will continue to consider the results from this year's and future advisory shareholder votes regarding the Company's executive compensation programs.

Use of Compensation Consultant

To assist in establishing and maintaining a competitive overall compensation program, the Compensation Committee periodically engages a nationally recognized compensation consulting firm to review the compensation levels and practices for the most highly compensated executive officers of the Company, and compare those to the compensation levels and practices for executives holding comparable positions within select industries and companies. Through comparisons of the base salaries, the annual performance-based incentives, other benefit programs, and total compensation for the Company's Executive Chairman, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, and other executives, the consultant's analysis is used to develop a complete executive compensation package that is designed to be competitive in the marketplace. The study is also used by the Compensation Committee to identify potential gaps or inconsistencies in total compensation and to identify appropriate compensation levels and compensation design features and trends. The study is conducted as part of the Compensation Committee's oversight of the Company's continuing efforts to attract, retain, and motivate top executive talent that will drive the Company's performance results.

In 2016, the Compensation Committee engaged Towers Watson as its independent compensation consultant to review executive compensation at the Company. In connection with the 2016 engagement of Towers Watson, the Compensation Committee determined that Towers Watson does not perform any other services for the Company or have any relationship that would raise a conflict of interest or impair the independence of Towers Watson with respect to its 2016 services or its expected future services for the Compensation Committee. In making this determination, the Compensation Committee discussed and considered the following factors: (i) the fact that Towers Watson does not perform any other services for the Company; (ii) the amount of fees received by Towers Watson from the Company as a percentage of the total revenue of Towers Watson; (iii) the policies and procedures of Towers Watson that are designed to prevent conflicts of interest; (iv) any business or personal relationship between any individual Towers Watson consultant involved in the engagement by the Compensation Committee and a member of the Compensation Committee; (v) any stock of the Company owned by an individual Towers Watson consultant involved in the engagement; and (vi) any business or personal relationship between Towers Watson or any individual Towers Watson consultant involved in the engagement and any executive officer of the Company.

When developing the proposed compensation framework for the Compensation Committee to consider each year, the internal committee also reviews broad-based third party surveys of executive compensation to obtain a general sense of current compensation levels and practices in the marketplace. These reviews are based on information from various publicly available databases and publications. The purpose of these reviews is to ensure compensation is aligned with the market for comparable jobs so the Company can continue to attract, retain, motivate, and reward qualified executives. In addition, the internal committee considers the average salary adjustments anticipated in the marketplace each year, and develops proposed target increases for the Company's Named Executive Officers accordingly. In this way, the Company seeks to ensure that any changes to compensation are appropriate and reflect material changes in the market.

The Compensation Committee currently plans to engage Willis Towers Watson in 2019 to review the Company's executive compensation.

Elements of Executive Compensation

The Company's Named Executive Officers are compensated with a combination of annual base salary, annual performance-based incentive bonus payments, and, with respect to the Named Executive Officers other than Mr. Dunlap, the issuance of shares of the Company's Class A common stock, which are typically restricted from sale for some period of time. Mr. Dunlap has historically not received equity compensation because he already owns a significant amount of the Company's common stock and controls the majority of voting rights of the Company, and thus already has significant interests aligned with the other shareholders of the Company. In determining levels of compensation, the Compensation Committee and the internal committee work together to establish targeted total compensation for each executive and then allocate that compensation among base salary and performance-based incentive compensation.

Each element of compensation is designed to be competitive with comparable companies and to align management's incentives with the long-term interests of the Company's shareholders. The Compensation Committee considers the Executive Chairman's recommendations and determines the amount of each element of compensation by reviewing the current compensation mix for each of the Named Executive Officers in view of the Company's performance, the Company's long-term objectives, and the scope of that executive's responsibilities. The Compensation Committee seeks to achieve an appropriate balance between base salaries, annual performance-based bonus incentives, and longer-term equity incentives for all of the Company's Named Executive Officers. See "Objectives of Executive Compensation" above for a summary of the various elements of executive compensation. Further details are provided below.

Base Salaries

Base salaries for the Company's Named Executive Officers are based on an evaluation of individual responsibilities of each person, market comparisons from publicly available compensation surveys to obtain a general sense of current compensation levels and practices in the marketplace, and an assessment of each individual's performance. Changes in base salaries of Named Executive Officers depend on projected changes in the external market as well as individual contributions to the Company's performance.

Base salaries for Messrs. Dunlap, Noordhoek, and Heimes were increased by 3% for 2018, and base salaries for Messrs. Tewes and Kruger were increased by 6.8% for 2018, primarily as a result of strong individual performances and Company results in the prior year, increased responsibilities for these officers resulting from the Company’s initiatives to pursue additional strategic investments and acquisitions to diversify the Company both within and outside of its historical core education-related businesses and to reposition the Company for the eventual runoff of all Federal Family Education Loan Program (“FFELP”) student loans, and to make adjustments that the Compensation Committee determined to be appropriate to maintain the competitiveness of the base salary levels for the corresponding officer positions. Specific increased responsibilities included those related to the successful acquisition and integration of Great Lakes Educational Loan Services, Inc. and the acquisition of Tuition Management Solutions; the continued work on the Company's analyses of and responses to the Department of Education's (the "Department") contract procurement proposals for servicing all loans owned by the Department; the continued build-out in Lincoln, Nebraska and other communities of ALLO Communication's ("ALLO") fiber network and growth of market share in ALLO's existing communities; expanded activities related to consumer loan servicing that build on the Company's experience, systems, and technology solutions for servicing student loans; the development of new payment products and services and market share growth in the Company's Education Technology, Services, and Payment Processing operating segment; and continued real estate investments focused on the development of commercial properties in the Midwest, and particularly in Lincoln, Nebraska, where the Company's headquarters are located.

Executive Officers Incentive Compensation Plan

Historically, the performance-based incentive bonus pools were determined and funded based on the Company's financial performance, while allowing for subjective modifications by the Compensation Committee to account for unique results during the year. In 2014, the Board of Directors established an Executive Officers Incentive Compensation Plan (the "Plan"), which was intended to provide the Company's executive officers with an opportunity to earn incentive compensation based on certain performance measures that could be established by the Compensation Committee, and was designed to allow compensation under the Plan to qualify as tax-deductible "performance-based compensation" under the previous provisions of Section 162(m) of the Internal Revenue Code. On December 22, 2017, Section 162(m) was amended as part of the Tax Cuts and Jobs Act such that the “performance-based compensation” exception to the limitation on tax deductibility under Section 162(m) was repealed effective for tax years beginning after December 31, 2017. The Plan provided that, in the event that the Compensation Committee determined that it was advisable to make compensation payments to executive officers covered by Section 162(m) that did not qualify as “performance-based compensation,” the Compensation Committee could make such payments without satisfying the requirements of Section 162(m). The Plan was in effect for 2018, but expired pursuant to its terms on January 1, 2019. See "Proposal 4 - Approval of a New Executive Officers Incentive Compensation Plan" for the shareholders to approve a new Executive Officers Incentive

Compensation Plan, which is similar to the previous Plan except that it removes certain references and specific requirements applicable to the previous "performance-based compensation" framework under Section 162(m) and thus is more flexible than the previous Plan.

The Plan, which was administered by the Compensation Committee or a subcommittee of the Compensation Committee, was approved by the Company's shareholders at the 2014 annual meeting of shareholders. The performance measures upon which incentive compensation under the Plan could be based are generally described as follows:

•
Levels of earnings per share; net income; income before income taxes; net interest income; earnings per share or net income excluding derivative market value and foreign currency adjustments; revenues from fee-based businesses (including measures related to the diversification of revenues from fee-based businesses and increases in revenues through both organic growth and acquisitions); student loan assets; and total assets;

•	Return on equity, return on assets or net assets, return on capital (including return on total capital or return on invested capital), and ratio of common equity to total assets;

•
Share price or shareholder return performance (including, but not limited to, growth measures and total shareholder return, which may be measured in absolute terms and/or in comparison to a group of peer companies or an index);

•
Student loan servicing and other education finance or service customer measures (including loan servicing volume and service rating levels under the student loan servicing contract with the Department);

•
Cash flow measures (including, but not limited to, cash flows from operating activities, cash flow return on investment, assets, equity, or capital, and generation of long-term cash flows (including net cash flows from the Company’s securitized student loan portfolio));

•	Market share;

•	Operating performance and efficiency targets;

•	Employee engagement, productivity, and satisfaction measures;

•	Levels of, or increases or decreases in, operating margins, operating expenses, and/or nonoperating expenses;

•	Business segment performance measures (including growth in customer base, revenues, and segment profitability, as well as management of operating expense levels);

•
Consummation of acquisitions, dispositions, projects, or other specific events or transactions (including specific events or transactions intended to enhance the long-term strategic positioning of the Company);

•	Performance of investments; and

•	Regulatory compliance measures.

The Plan provided that in no event shall the amount paid under the Plan to a participating executive officer with respect to any calendar year exceed the lesser of (i) 150% of that officer’s base salary for that year; or (ii) $1,000,000. In each Plan Year, the Compensation Committee selected those executive officers who would participate in the Plan and be eligible to earn incentive compensation based on certain performance measures as the Compensation Committee deemed appropriate. The Company's Named Executive Officers have broad corporate responsibilities; therefore, their particular objectives for the year are tied to the overall company-wide performance.

While the Company strives for overall consistency in executive compensation, the Named Executive Officers' potential incentive bonus amounts can vary by business segment due to differences in roles, business models, and business performance. Incentives are generally positioned to be within a median range of the marketplace based on available broad based data.

The Company's 2018 annual performance-based incentive bonuses were paid, at the Named Executive Officers' option (other than Mr. Dunlap, who received his incentive in cash), as either 100 percent cash, 100 percent stock, or 50 percent cash/50 percent stock. Those electing stock also received an additional number of shares representing 15 percent of the amount of their bonus they elected to receive in stock, in order to promote increased and continued share ownership. All shares issued as part of the incentive bonus awards were issued pursuant to the Company's Restricted Stock Plan discussed below, and were fully vested but may not be transferred for three years from the date of issuance.

Performance of Named Executive Officers for 2018

In 2018, the Executive Chairman (Mr. Dunlap), Chief Executive Officer (Mr. Noordhoek), Chief Operating Officer (Mr. Heimes), Chief Financial Officer (Mr. Kruger), and President (Mr. Tewes) were selected by the Compensation Committee to participate in and be eligible for incentive compensation awards under the Plan for the year ended December 31, 2018. The Compensation Committee and a subcommittee of the Compensation Committee comprised of two outside directors within the meaning of the previous provisions of Section 162(m) of the Internal Revenue Code related to performance-based compensation (the “Subcommittee”) established performance goals for these individuals in early 2018 utilizing certain of the performance measures under the Plan referred to above and described in more detail below, and in early 2019 the Compensation Committee and the Subcommittee reviewed the level of attainment of the performance goals for these individuals for 2018 under the terms of the Plan in establishing incentive awards for each. For 2018, the Compensation Committee and the Subcommittee considered (i) the Company's earnings per share, as adjusted for certain items; achievements in strategic positioning and growth of the Company's core segments' operating results, including diversification; positive response, position, or award with respect to the Department's proposed new student loan servicing contract(s); increase in the number of ALLO customers; implementation of a new payment processing platform; the preparation and filing of an application for an industrial bank charter to establish Nelnet Bank in Utah; the origination or acquisition of private education and consumer loans; and the development and implementation of certain technology projects, including a multi-asset class origination and servicing system and various cloud strategies, goals with respect to which the eligible Named Executive Officers could earn incentive compensation based on a formula, and (ii) business segment performance; loan acquisitions and future cash flow from the Company's loan portfolio; cash position and liquidity; successful build-out of ALLO's fiber optic communications network in Lincoln, Nebraska; improved stabilization and enhancements to operating systems and infrastructure; real estate investments; and individual achievement, goals with respect to which the eligible Named Executive Officers could earn additional discretionary incentive compensation. Under the Plan, the eligible Named Executive Officers could qualify for total incentives up to 150% of their base salary (not to exceed $1,000,000). The formulaic criteria used to establish performance goals and measure performance were:

1.
The Company’s consolidated earnings per share for the year ended December 31, 2018, adjusted for mark to market on derivatives and foreign currency transaction adjustments (“Adjusted EPS”): In early 2018, the Compensation Committee and the Subcommittee established tiered Adjusted EPS goals whereby (i) Adjusted EPS of up to $5.00 per share would qualify for an incentive of 0-125% of salary, and (ii) Adjusted EPS of greater than $5.00 per share would qualify for an incentive of 100-150% of salary. Based on the final Adjusted EPS for 2018 of $5.55 per share as reported in the Company’s 2018 Annual Report on Form 10-K, the participating Named Executive Officers qualified for an incentive of 100-150% of salary. (Adjusted EPS is a non-GAAP financial measure. For information on how this measure is calculated from the Company’s financial statements and other information about this measure, please refer to Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Overview - GAAP Net Income and Non-GAAP Net Income, Excluding Adjustments on pages 35-36 of the Company’s 2018 Annual Report on Form 10-K filed with the SEC on February 27, 2019.)

2.
Strategic Positioning and Growth of Core Segments' Operating Results: In early 2018, the Compensation Committee and the Subcommittee established goals whereby achievement of a majority of the following would qualify for an incentive of up to 50% of salary: (i) Loan Servicing and Systems operating segment revenues of at least $280 million and pre-tax earnings of at least $48 million for 2018; (ii) Education Technology, Services, and Payment Processing operating segment net revenues of at least $160 million and pre-tax earnings of at least $37 million for 2018; (iii) a positive response and positioning in regards to the contract procurement process for the Department to acquire a servicing system for all student loans owned by the Department; (iv) an increase of 25,000 residential and business access lines in Lincoln, Nebraska and/or achieving 50,000 residential and business access lines overall in the Company's ALLO communications business (with access lines being lines reaching from customer premises to a connection with ALLO's fiber optic network distribution system); (v) successful development of a new payment processing platform, including boarding beta test merchants and processing more than $3.5 billion in payments; (vi) prepare and file an application for an industrial bank charter to establish Nelnet Bank in Utah; and (vii) originate or acquire $300 million in private education or consumer loan assets. Based on Loan Servicing and Systems operating segment revenues of $440 million and pre-tax earnings of $70 million and Education Technology, Services, and Payment Processing operating segment net revenues of $162 million and pre-tax earnings of $33 million (which included an $8 million impairment charge resulting from the Company's decision to terminate its investment in a proprietary payment processing platform) for 2018 as reported in the Company’s 2018 Annual Report on Form 10-K, ALLO's significant residential and business access line growth in Lincoln and its other markets, finishing 2018 with over 55,000 residential and business access lines in total, the preparation and filing of an application for an industrial bank charter to establish Nelnet Bank in Utah (which application was later withdrawn after constructive consultation with the FDIC, and may be refiled when the Company is ready to proceed), and the successful continued development of the Company's new multi-asset class origination and servicing system, the participating Named Executive Officers qualified for an incentive of up to 50% of salary.

The Subcommittee concluded, based on the eligible Named Executive Officers’ performance with respect to both formulaic and objective criteria, that incentives of up to 200% of their respective base salaries had been earned under the criteria. Considering the Plan’s maximum limit on incentive payments to any participant with respect to any calendar year of the lesser of 150% of base salary or $1,000,000, and other factors, the subcommittee of the Compensation Committee awarded the participating Named Executive Officers incentives equal to 125% of their respective base salaries, as reflected in the Summary Compensation Table below. Such annual performance incentive bonus amount for Mr. Noordhoek was $895,134. The total 2018 bonus amount for Mr. Noordhoek appearing in the Summary Compensation Table below exceeded $1,000,000 as a result of Mr. Noordhoek’s election to be paid all of his 2018 annual performance incentive bonus in stock, and thus Mr. Noordhoek received an additional number of shares issued under the Restricted Stock Plan representing 15 percent of his annual performance incentive bonus, pursuant to the cash/stock bonus payment election framework discussed above, in order to promote increased and continued share ownership.

Restricted Stock Plan

The Company maintains a Restricted Stock Plan to reward performance by associates, including the Named Executive Officers other than Mr. Dunlap. This plan permits the Compensation Committee to reward a recipient with an award of shares of the Company's Class A common stock, which, in the Compensation Committee's sole discretion, may have vesting requirements or other restrictions. These awards are designed to recognize and reward associates, and to connect the associates' financial interests directly to the Company's performance, thereby encouraging associates to focus their efforts as owners of the Company. As discussed above, shares issued in payment of annual performance-based incentive bonuses and other equity compensation awards are issued under the Restricted Stock Plan. The Company does not grant stock options, since management and the Compensation Committee believe that awards of shares of restricted stock are a better method of encouraging the Named Executive Officers to focus on the long-term value of the Company.

Employee Share Purchase Plan

The Company also has an Employee Share Purchase Plan (“ESPP”) that assists all associates, including the Named Executive Officers, in becoming owners and increasing their ownership of the Company. Under the ESPP, associates may purchase shares of the Company's Class A common stock through payroll deductions, at a discount of 15% to the lower of the average market price of the Company's stock on the first and last trading days of each calendar quarter.

Termination or Change-in-Control Compensation

Other than with respect to provisions in restricted stock award agreements for certain previous grants of restricted stock to Messrs. Kruger and Tewes whereby any unvested shares of restricted stock will become fully vested upon a termination of employment as a result of death, disability, or retirement after reaching the age to receive full social security benefits, which provisions are generally included in all agreements for restricted stock awards granted to associates, the Company does not have any contracts, agreements, plans, or arrangements with the Named Executive Officers that provide for payment in connection with any termination of employment or change-in-control of the Company.

Share Ownership Guidelines and Trading Requirements

The Compensation Committee believes that the Named Executive Officers should have a significant equity interest in the Company. In order to promote equity ownership and further align the interests of management with the Company's shareholders, the Board of Directors has adopted Share Ownership Guidelines for management associates at certain levels. Under these guidelines, each Named Executive Officer is encouraged to own at least 15,000 shares of Company stock. As of February 28, 2019, all of the Named Executive Officers met these guidelines, and are thereby subject to downside risk in the Company's equity performance.

The Company has adopted a policy requiring officers who wish to buy or sell the Company's stock to do so only through Rule 10b5-1 stock trading plans. This requirement is designed to enable officers to diversify a portion of their holdings in an orderly manner as part of their retirement and tax planning or other financial planning activities. The use of Rule 10b5-1 stock trading plans serves to reduce the risk that investors will view routine portfolio diversification stock sales by executive officers as a signal of negative expectations with respect to the future value of the Company's stock. In addition, the use of Rule 10b5-1 stock trading plans reduces the potential for concerns about trading on the basis of material non-public information that could damage the reputation of the Company.

Other Compensation

In addition to base salaries and annual performance-based incentive compensation, the Company provides the Named Executive Officers with certain other customary benefits, including health, dental, and vision coverage to assist the Company in remaining competitive for superior talent and to encourage executive retention. A critical aspect of the Company's health benefits program is its focus on associate health and wellness. The Company encourages all associates, including the Named Executive Officers, to take a proactive approach to their personal health and wellbeing. The Company has implemented wellness programs which encourage and reward associates for healthy habits by offering the opportunity to lower their insurance premiums.

The Company owns a controlling interest in an aircraft due to the frequent business travel needs of the Named Executive Officers and the limited availability of commercial flights in Lincoln, Nebraska, where the Company's headquarters are located. Union Financial Services, Inc. ("UFS"), which is owned by Mr. Dunlap and the estate of Stephen F. Butterfield, former Vice Chairman of the Board of Directors, owned the remaining interest in the aircraft during 2018. On December 31, 2018, UFS sold its remaining ownership interest in the plane to the Company and an entity owned by Mr. Dunlap. Consistent with guidance issued in 2010 from the Federal Aviation Administration, the Company can be reimbursed for the pro rata cost of owning, operating, and maintaining the aircraft when used for routine personal travel by certain individuals whose positions with the Company require them to routinely change travel plans within a short time period.  Accordingly, the Company allows certain members of executive management to utilize its interest in the aircraft for personal travel when it is not required for business travel. The value of the personal use of the aircraft is computed based on the Company's aggregate incremental costs, which include variable operating costs such as fuel costs, mileage costs, trip-related maintenance and hangar costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. Any amounts regarding the value of any personal use of the aircraft by a Named Executive Officer are included in the separate table for all other compensation under the Summary Compensation Table below.

The Company also offers the Named Executive Officers other perquisites, including indoor parking and use of Company-sponsored suites at local venues for personal use when not occupied for business purposes.

Tax Treatment of Compensation

The Compensation Committee considers and evaluates the impact of applicable tax laws with respect to the Company’s executive compensation policies, plans, and arrangements. For example, Section 162(m) of the Internal Revenue Code, as amended by the Tax Cuts and Jobs Act enacted on December 22, 2017, imposes a $1,000,000 limitation on a public company's income tax deductibility in any tax year with respect to compensation paid to any individual who served as the chief executive officer or the chief financial officer at any time during the taxable year and the three other most highly compensated executive officers of the company (other than the chief executive officer or the chief financial officer) for the taxable year, and once an executive becomes covered by Section 162(m), any compensation paid to him or her in future years (including post-employment) becomes subject to the Section 162(m) limitation on tax deductibility. Prior to the enactment of the Tax Cuts and Jobs Act and the amendments to Section 162(m) thereunder, which became effective for the Company on January 1, 2018, the $1,000,000 limitation did not apply to certain “performance-based” compensation paid under a shareholder approved plan (such as the Plan) that met the previous requirements of Section 162(m) and related regulations. The Tax Cuts and Jobs Act provides limited transition relief from its repeal of the "performance-based" compensation exemption with respect to compensation provided pursuant to a written binding contract which was in effect on November 2, 2017 and which was not modified in any material respect on or after such date. As a result of the written binding contracts in place on November 2, 2017 between the Company and its executive officers, the Company believes that the "performance-based" compensation paid under the plan to its executive officers for the tax year ended December 31, 2018 will be fully deductible for federal income tax purposes, although no assurance can be given that such compensation will ultimately be fully deductible, due to ambiguities and uncertainties as to the application and interpretation of the scope of the transition relief under the Tax Cuts and Jobs Act. However, as the Plan expired on January 1, 2019, all compensation paid to any of our covered executive officers in excess of $1,000,000 will not be deductible for federal income tax purposes in tax years beginning after December 31, 2018.

For the year ended December 31, 2018, the Company believes that none of the compensation paid to the Named Executive Officers will be subject to the Section 162(m) limitation on deductibility. However, due to ambiguities and uncertainties with respect to the interpretation of the provisions of the Tax Cuts and Jobs Act, including ambiguities and uncertainties as to the application and interpretation of the scope of the transition relief described above, no assurance can be given that compensation originally intended to satisfy the requirements for full deductibility under Section 162(m) will, in fact, be fully deductible.

The Compensation Committee believes that the Section 162(m) limitation on tax deductibility is only one of several relevant considerations in setting executive compensation. The Compensation Committee also believes that the Section 162(m) limitation on tax deductibility should not prevent the Compensation Committee from designing and maintaining executive compensation arrangements that, considering all relevant factors, are necessary to attract, retain, and motivate talented, high-performing executives who are critical to the Company’s success. Accordingly, the Compensation Committee retains the flexibility to provide for compensation to the Company’s executives that the Compensation Committee determines to be in the best interests of the Company and its shareholders, even if that compensation is not fully deductible under Section 162(m).

Matching Gift Program

The Company offers a matching gift program in which all associates with at least six months of service and all members of the Board of Directors are eligible to participate. Under this program, for every dollar ($100 minimum) that an associate or Board member contributes in cash or securities to an eligible charitable organization or educational institution, the Company will make matching donations of additional funds, subject to terms and conditions applicable in an equal manner to all associates and Board members. The total maximum dollar amount payable under the program is $25,000 per associate or Board member per calendar year. Any amounts matched by the Company for the Named Executive Officers per the provisions of the program are included in the summary compensation table below.

Conclusion

By ensuring market competitive compensation that is aligned with a performance-based organization philosophy, the Company expects to attract, motivate, and retain the executive talent required to achieve the Company's long-term goals. This is critical, as management and the Compensation Committee know that the Company's success hinges on having engaged executives who are committed to the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on this review and discussion, and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

Respectfully submitted,

Kimberly K. Rath, Chair
James P. Abel
Preeta D. Bansal
Michael D. Reardon

Compensation Committee Interlocks and Insider Participation
Each of the following Non-Employee Directors served as a member of the Compensation Committee during 2018: Mses. Rath and Bansal, and Messrs. Abel and Reardon. None of these individuals is formerly an officer of the Company. During 2018, no executive officer of the Company was a member of the board of directors of any other company where the relationship would be construed to constitute a compensation committee interlock within the meaning of the rules of the SEC.
Mr. Abel is Chief Executive Officer of NEBCO, Inc., a family-owned company based in Lincoln, Nebraska with interests in the manufacture of concrete building materials, road construction, insurance, mining, railroading, farming, and real estate. During 2018, the Company's communications subsidiary, ALLO, paid a subsidiary of NEBCO $0.6 million for construction rock products related to the construction and expansion of ALLO's fiber optic network in Lincoln, Nebraska.

Summary Compensation Table for Fiscal Years 2018, 2017, and 2016
The following table sets forth summary information with respect to the compensation paid and bonuses granted for services rendered by the Company's Chief Executive Officer and Chief Financial Officer, as well as each of the Company's other three most highly compensated executive officers during the year ended December 31, 2018 (collectively, the “Named Executive Officers”). The information presented in the table relates to the fiscal years ended December 31, 2018, 2017, and 2016. Salaries and bonuses are paid at the discretion of the Board of Directors.

		Annual compensation
Name and principal position	Year	Salary ($)	Bonus ($) (a)	All other compensation ($) (b)	Total ($)
Michael S. Dunlap	2018	530,450	663,063	21,522	1,215,035
Executive Chairman	2017	515,000	643,750	50,199	1,208,949
	2016	500,000	562,500	27,583	1,090,083

Jeffrey R. Noordhoek	2018	716,107	1,029,447	38,203	1,783,757
Chief Executive Officer	2017	695,250	999,436	43,956	1,738,642
	2016	675,000	816,338	40,524	1,531,862

Terry J. Heimes	2018	716,107	962,290	38,078	1,716,475
Chief Operating Officer	2017	695,250	869,063	36,645	1,600,958
	2016	675,000	759,375	29,539	1,463,914

James D. Kruger	2018	550,000	687,500	33,860	1,271,360
Chief Financial Officer	2017	515,000	643,750	39,573	1,198,323
	2016	500,000	646,916	36,991	1,183,907

Timothy A. Tewes	2018	550,000	687,500	38,880	1,276,380
President	2017	515,000	643,750	20,327	1,179,077
	2016	500,000	646,916	32,511	1,179,427

(a)
Amounts represent bonuses paid in 2019, 2018, and 2017 for services rendered during the 2018, 2017, and 2016 calendar years, respectively. The Company's annual performance-based incentive bonuses were paid, at the executives' option (other than to the Executive Chairman, who received his incentive in cash), as either 100 percent cash, 100 percent stock, or 50 percent cash/50 percent stock. Those electing stock also received an additional number of shares representing 15 percent of the amount of their bonus they elected to receive in stock, to promote increased and continued share ownership. All shares issued as part of the incentive bonus award were issued pursuant to the Company's Restricted Stock Plan and were fully vested, but may not be transferred for three years from the date of issuance. The stock issuances for annual performance bonuses were not made as equity incentive plan awards contemplating future service or performance. See "Grants of Plan-Based Awards Table for Fiscal Year 2018" below for information relating to the shares issued in 2018 with respect to 2017 annual incentive bonus payments.

(b)	“All other compensation” includes the following:

		All other compensation
	Year	Employer matching contributions under 401(k) Plan ($)	Premiums on life insurance ($)	Matching gift program ($) (1)	Dividends on restricted stock ($) (2)	Personal use of company aircraft ($) (3)	Personal use of company suite at sporting events ($) (3)	Other ($) (4)	Total ($)

Michael S. Dunlap	2018	11,000	390	—	—	10,132	—	—	21,522
	2017	10,800	420	—	—	33,441	5,538	—	50,199
	2016	10,600	420	100	—	16,463	—	—	27,583

Jeffrey R. Noordhoek	2018	11,000	390	25,000	—	1,813	—	—	38,203
	2017	10,800	420	25,000	—	2,492	5,244	—	43,956
	2016	10,600	420	25,000	—	3,119	1,385	—	40,524

Terry J. Heimes	2018	11,000	390	24,375	—	1,813	—	500	38,078
	2017	10,800	420	23,100	—	—	2,325	—	36,645
	2016	10,600	420	15,000	—	3,119	—	400	29,539

James D. Kruger	2018	11,000	390	18,780	1,990	—	—	1,700	33,860
	2017	10,800	420	18,780	3,382	—	4,591	1,600	39,573
	2016	10,600	420	19,380	4,891	—	—	1,700	36,991

Timothy A. Tewes	2018	11,000	390	25,000	1,990	—	—	500	38,880
	2017	10,800	420	4,000	3,382	725	500	500	20,327
	2016	10,600	420	16,100	4,891	—	—	500	32,511

(1)	See “Compensation Discussion and Analysis - Matching Gift Program” above for a description of this program.

(2)
The Company's cash dividend payments on its Class A and Class B common stock include dividend payments on unvested shares of Class A common stock issued pursuant to the Company's Restricted Stock Plan. Dividends paid to the Named Executive Officers on unvested restricted stock are included in the table above.

(3)	See "Compensation Discussion and Analysis - Other Compensation" above for a description of these arrangements.

(4)	Executive officers may receive other perquisites and other personal benefits, the aggregate annual dollar amounts of which are below the current SEC threshold of $10,000 for reporting.

Grants of Plan-Based Awards Table for Fiscal Year 2018

The following table sets forth summary information relating to each grant of an award made to the Company's Named Executive Officers in the fiscal year ended December 31, 2018 under the Company's Restricted Stock Plan.

Name	Grant date		Approval of grant by Compensation Committee	Number of shares of stock	Grant date fair value of stock awards ($)

Michael S. Dunlap	—		—	—	—

Jeffrey R. Noordhoek	March 9, 2018	(a)	February 1, 2018	18,132	999,436	(b)

Terry J. Heimes	—		—	—	—

James D. Kruger	—		—	—	—

Timothy A. Tewes	—		—	—	—

(a)
On March 9, 2018, the Company issued stock to pay fiscal year 2017 bonuses for those employees who elected to receive stock instead of cash for such bonuses. The stock issuances were not made as equity incentive plan awards. All 2017 bonuses (paid in 2018) were paid in fully vested shares of Class A common stock issued pursuant to the Company's Restricted Stock Plan.

(b)	The Company determined the value of these awards based on the average of the closing market prices for the Company's Class A common stock on February 28, 2018 through March 6, 2018, which was $55.12.

Outstanding Equity Awards at Fiscal Year-End Table (As of December 31, 2018)

The following table sets forth summary information relating to the outstanding unvested equity awards for the Company's Named Executive Officers as of December 31, 2018.

	Stock awards
Name	Number of shares of stock that have not vested		Market value of shares of stock that have not vested ($) (b)

Michael S. Dunlap	—		—

Jeffrey R. Noordhoek	—		—

Terry J. Heimes	—		—

James D. Kruger	2,419	(a)	126,610

Timothy A. Tewes	2,419	(a)	126,610

(a)
Amount represents (i) 718 shares of restricted Class A common stock issued to each of Mr. Kruger and Mr. Tewes on March 10, 2014 pursuant to the Company's Restricted Stock Plan, which vested on March 10, 2019 and (ii) 1,701 shares of restricted Class A common stock issued to each of Mr. Kruger and Mr. Tewes on March 13, 2015 pursuant to the Company's Restricted Stock Plan, of which 852 shares vested on March 10, 2019, and 849 shares are scheduled to vest on March 10, 2020.

(b)	Based on the closing market price of the Company's Class A common stock on December 31, 2018 ($52.34).

Stock Vested Table for Fiscal Year 2018

The following table sets forth summary information relating to the stock vested for the Company's Named Executive Officers during the fiscal year ended December 31, 2018.

	Stock awards
Name	Number of shares acquired on vesting		Value realized on vesting ($) (b)

Michael S. Dunlap	—		—

Jeffrey R. Noordhoek	—		—

Terry J. Heimes	—		—

James D. Kruger	2,457	(a)	136,020

Timothy A. Tewes	2,457	(a)	136,020

(a)	Amount includes 885, 720, and 852 shares of restricted Class A common stock issued on March 8, 2013, March 10, 2014, and March 13, 2015, respectively, pursuant to the Company's Restricted Stock Plan.

(b)	The closing market price of the Company's Class A common stock as of March 12, 2018 (the next market trading day from the March 10, 2018 vesting date for the shares) was $55.36 per share.

Stock Option, Stock Appreciation Right, Long-Term Incentive, and Defined Benefit Plans

The Company does not have any stock option, stock appreciation right, long-term incentive, or defined benefit plans covering its Named Executive Officers.

Potential Payments Upon Termination or Change-in-Control

Other than with respect to provisions in restricted stock award agreements for certain previous grants of restricted stock to James D. Kruger and Timothy A. Tewes whereby any unvested shares of restricted stock will become fully vested upon a termination of employment as a result of death, disability, or retirement after reaching the age to receive full social security benefits, which provisions are generally included in all agreements for restricted stock awards granted to employees, the Company does not have any contracts, agreements, plans, or arrangements with the Named Executive Officers that provide for payment in connection with any termination of employment or change-in-control of the Company. As set forth above under “Outstanding Equity Awards at Fiscal Year-End Table (As of December 31, 2018),” the market value of the 2,419 shares of unvested restricted stock held by each of Messrs. Kruger and Tewes as of December 31, 2018 was $126,610, based on the closing market price of the Company's Class A common stock on December 31, 2018 of $52.34. On March 10, 2019, a total of 1,570 of such shares for each of Messrs. Kruger and Tewes vested pursuant to the normal time-based employment service vesting provisions of the underlying restricted stock award agreements.

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of the SEC’s Regulation S-K, the Company is providing the following information about the relationship of the annual total compensation of the employees of the Company and its consolidated subsidiaries and the annual total compensation of Jeffrey R. Noordhoek, the Company’s Chief Executive Officer (the “CEO”).

For 2018, the Company’s last completed fiscal year:

•	the median of the annual total compensation of all employees of the Company and its consolidated subsidiaries (other than the CEO) was $44,153; and

•	the annual total compensation of the CEO, as disclosed above in the "Summary Compensation Table for Fiscal Years 2018, 2017, and 2016", was $1,783,757.

Based on this information, for 2018 the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees was 40 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of the SEC’s Regulation S-K. Given the different methodologies that various public companies may use to compute estimates of their pay ratios, the Company’s estimated pay ratio may not be comparable with the estimated pay ratios of other public companies.

To identify the median of the annual total compensation of all employees of the Company and its consolidated subsidiaries, as well as to determine the annual total compensation of the median employee and the CEO, the methodology and the material assumptions, adjustments, and estimates that the Company used were as follows:

1.
The Company determined that, as of December 31, 2018, the last Monday of 2018 that was a business day, the total number of employees of the Company and its consolidated subsidiaries (excluding the CEO) was 5,991, with 5,972 (99.7%) of these employees located in the United States, and 19 (less than 1%) of these employees located in Australia. Accordingly, the total numbers of U.S. employees and non-U.S. employees, before taking into consideration the adjustments permitted by SEC rules (as described below), were 5,972 and 19, respectively. These employees included all full-time, part-time, seasonal, and temporary employees of the Company and its consolidated subsidiaries. The Company selected the last Monday of 2018 that was a business day as the date within the last three months of the Company’s last completed fiscal year that the Company would use to identify the median employee because it enabled the Company to make such identification for 2018 in a reasonably efficient and economical manner from its existing internal payroll reporting system.

2.
The employee population used to identify the median employee, after taking into consideration the adjustments permitted by SEC rules, consisted of all of the 5,972 employees (excluding the CEO) located in the U.S as of December 31, 2018. The Company re-identified a median employee for 2018 due to the significant increase in the Company's employee population resulting from the Company's acquisition on February 7, 2018 of Great Lakes Educational Loan Services, Inc. ("Great Lakes"), which at that time had approximately 1,800 employees. As permitted by SEC rules, the Company chose to exclude all non-U.S. employees, consisting of all of the 19 employees who are employed in Australia, from the employee population used to identify the median employee, given the small number of employees in that jurisdiction and the estimated additional costs of obtaining, analyzing, and including their compensation information for purposes of identifying the median employee and determining the annual total compensation of the median employee. Based on the total numbers of U.S. employees and non-U.S. employees (before taking into consideration the adjustments permitted by SEC rules) as set forth above, the Company excluded a total of less than 5% of the total workforce of the Company and its consolidated subsidiaries (19 employees) from the employee population used to identify the median employee, as permitted by SEC rules.

3.
To identify the median employee from the employee population, the Company compared the amounts of salary and wages of the employees for 2018 that are taxable for U.S. federal income tax purposes and reportable to the U.S. Internal Revenue Service on Form W-2, as reflected in the Company’s existing internal payroll system reports as of December 31, 2018, and this compensation measure was consistently applied to all employees included in the calculation. In making this determination, the Company annualized the compensation of all permanent employees (full-time or part-time) included in the employee population who were hired during 2018 but did not work for the Company or a consolidated subsidiary for the entire fiscal year, including the employees of Great Lakes.

4.
After the Company identified the median employee, the Company combined all of the elements of such employee’s compensation for 2018 in accordance with the requirements of Item 402(c)(x) of the SEC’s Regulation S-K, resulting in annual total compensation of $44,153.

5.
With respect to the annual total compensation of the CEO, the Company used the amount disclosed in the “Total” column of the 2018 row for Mr. Noordhoek in the "Summary Compensation Table for Fiscal Years 2018, 2017, and 2016" included in this Proxy Statement and incorporated by reference under Item 11 of Part III of the Company’s 2018 Annual Report on Form 10-K.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL SHAREHOLDERS

Stock Ownership

The authorized common stock of the Company consists of 660,000,000 shares, $0.01 par value. The authorized common stock is divided into two classes, consisting of 600,000,000 shares of Class A common stock and 60,000,000 shares of Class B common stock. The Company also has authorized 50,000,000 shares of preferred stock, $0.01 par value.

The following table sets forth information as of February 28, 2019, regarding the beneficial ownership of each class of the Company's common stock by:

•	each person, entity, or group known by the Company to beneficially own more than five percent of the outstanding shares of any class of common stock

•	each of the Named Executive Officers

•	each incumbent director and each nominee for director

•	all executive officers and directors as a group
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, a person is deemed to beneficially own a share of the Company's common stock if that person has or shares voting power or investment power with respect to that share, or has the right to acquire beneficial ownership of that share within 60 days, including through the exercise of any option, warrant, or other right or the conversion of any other security. With respect to the shares for which certain non-employee directors have elected to defer delivery pursuant to the deferral election provisions of the Company’s Directors Stock Compensation Plan as indicated in certain footnotes to the following table, such shares are reported as beneficially owned by the respective director since, pursuant to such deferral election provisions, such shares shall be distributed to such director as the lump sum payment of deferred shares at the time of the termination of the director’s service on the Board (which the director has the unilateral right to cause within 60 days if the director were to resign from the Board within such time period), or as the initial installment of up to five annual installments commencing at the time of termination of the director’s service on the Board, as elected by the director.

Each share of Class B common stock is convertible at any time at the holder's option into one share of Class A common stock. The number of shares of Class B common stock for each person in the table below assumes such person does not convert any Class B common stock into Class A common stock. Unless otherwise indicated in a footnote, the address of each five percent beneficial owner is c/o Nelnet, Inc., 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508. Unless otherwise indicated in a footnote, the persons named in the tables below have sole voting and investment power with respect to all shares of common stock shown as being beneficially owned by them.

Beneficial Ownership - As of February 28, 2019
	Number of shares beneficially owned					Percentage of shares beneficially owned (1)			Percentage of combined voting power of all classes of stock (2)
Name	Class A		Class B		Total	Class A	Class B	Total

Michael S. Dunlap	6,630,228	(3)	10,389,437	(4)	17,019,665	23.1%	90.7%	42.3%	77.1%
Shelby J. Butterfield	510	(5)	3,765,353	(6)	3,765,863	*	32.9%	9.4%	26.3%
Angela L. Muhleisen	6,144,235	(7)	1,102,738	(8)	7,246,973	21.4%	9.6%	18.0%	12.0%
Union Bank and Trust Company	4,573,296	(9)	1,102,738	(10)	5,676,034	15.9%	9.6%	14.1%	10.9%
Dan D. Muhleisen	4,580,299	(11)	—		4,580,299	15.9%	—	11.4%	3.2%
Dimensional Fund Advisors LP	2,462,778	(12)	—		2,462,778	8.6%	—	6.1%	1.7%
Deborah Bartels	1,916,487	(13)	—		1,916,487	6.7%	—	4.8%	1.3%
The Vanguard Group	1,673,652	(14)	—		1,673,652	5.8%	—	4.2%	1.2%
Whitetail Rock Capital Management, LLC	—		5,943,449	(15)	5,943,449	—	51.9%	14.8%	41.5%
Union Financial Services, Inc.	—		1,586,691	(16)	1,586,691	—	13.8%	3.9%	11.1%
Terry J. Heimes	203,689	(17)	—		203,689	*	—	*	*
James D. Kruger	154,134	(18)	—		154,134	*	—	*	*
Jeffrey R. Noordhoek	499,944	(19)	—		499,944	1.7%	—	1.2%	*
Timothy A. Tewes	54,131	(20)	—		54,131	*	—	*	*
James P. Abel	64,228	(21)	—		64,228	*	—	*	*
Preeta D. Bansal	1,369		—		1,369	*	—	*	*
William R. Cintani	21,663	(22)	—		21,663	*	—	*	*
Kathleen A. Farrell	34,619	(23)	—		34,619	*	—	*	*
David S. Graff	13,575		—		13,575	*	—	*	*
Thomas E. Henning	63,975	(24)	—		63,975	*	—	*	*
Kimberly K. Rath	42,872	(25)	—		42,872	*	—	*	*
Michael D. Reardon	15,000	(26)	—		15,000	*	—	*	*
Executive officers and directors as a group (14 persons)	7,681,782		10,389,437		18,071,219	26.7%	90.7%	45.0%	77.8%
* Less than 1%.

(1)	Based on 28,729,948 shares of Class A common stock and 11,459,641 shares of Class B common stock outstanding as of February 28, 2019.

(2)
These percentages reflect the different voting rights of the Company's Class A common stock and Class B common stock under the Company's Articles of Incorporation. Each share of Class A common stock has one vote and each share of Class B common stock has ten votes on all matters to be voted upon by the Company's shareholders.

(3)
Mr. Dunlap is deemed to have sole voting and investment power over 2,049,574 shares of Class A common stock. Mr. Dunlap may be deemed to have shared voting and investment power over a total of 4,580,654 shares of Class A common stock, which includes (i) a total of 7,358 shares held by or for each of Mr. Dunlap's three adult sons, and (ii) a total of 4,573,296 shares held for the accounts of miscellaneous trusts, IRAs, and investment accounts at Union Bank and Trust Company (“Union Bank”) (some of which shares may under certain circumstances be pledged as security by Union Bank's customers under the terms of the accounts) with respect to which Union Bank may be deemed to have or share voting or investment power. Mr. Dunlap controls Union Bank through F&M. Mr. Dunlap disclaims beneficial ownership of the shares held for the accounts of miscellaneous trusts, IRAs, and investment accounts at Union Bank, except to the extent that he actually has or shares voting power or investment power with respect to such shares. With respect to the number of shares of Class A common stock reported as beneficially owned by Mr. Dunlap that are held by Union Bank, the number of shares set forth in the table reflects the number of shares held by Union Bank as of December 31, 2018, as reported in a Schedule 13G/A filed by Union Bank with the SEC on February 13, 2019. The total of 4,573,296 shares held for the accounts of miscellaneous trusts, IRAs, and investment accounts at Union Bank may also be deemed to be beneficially owned by Union Bank and Angela L. Muhleisen (a sister of Mr. Dunlap) and are also included in the total number of shares beneficially owned by each of them as set forth in this table. Such number of shares held by Union Bank includes a total of 142,112 shares held by Union Bank as trustee under a post-annuity trust and a charitable remainder unitrust ("CRUT") established by Jeffrey R. Noordhoek, which shares may also be deemed to be beneficially owned by Mr. Noordhoek and are also included in the total number of shares beneficially owned by Mr. Noordhoek as set forth in this table, a total of 402,297 shares held by Union Bank in various managed agency accounts and trusts for Deborah Bartels (a sister of Mr. Dunlap and Ms. Muhleisen), her spouse, and the adult sons of Ms. Bartels and her spouse, which shares may also be deemed to be beneficially owned by Ms. Bartels, and are also included in the total number of shares beneficially owned by Ms. Bartels as set forth in this table, and 510 shares held by Union Bank in an account for the Estate of Stephen F. Butterfield, for which Shelby J. Butterfield serves as the Personal Representative, which shares may also be deemed to be beneficially owned by Ms. Butterfield, and are also included in the total number of shares believed to be beneficially owned by Ms. Butterfield as set forth in this table.

(4)
Mr. Dunlap is deemed to have sole voting and investment power over a total of 1,756,259 shares of Class B common stock, which includes 554,960 shares owned by Mr. Dunlap's spouse, which reflects annuity distributions to Mr. Dunlap's spouse during 2018 of shares from six separate grantor retained annuity trusts ("GRATs") established by Mr. Dunlap's spouse in 2015, and 1,201,299 shares held by Mr. Dunlap, which reflects an annuity distribution to Mr. Dunlap during 2018 from a GRAT established by Mr. Dunlap in 2003, and annuity distributions to Mr. Dunlap during 2018 of shares from four separate GRATs established by Mr. Dunlap in 2011. Mr. Dunlap is deemed to have shared voting and investment power over a total of 8,633,178 shares of Class B common stock, which includes (i) 1,586,691 shares owned by Union Financial Services, Inc., of which Mr. Dunlap is Chairman and owns 50.0% of the outstanding capital stock, (ii) 898,630 shares held by Union Bank as trustee for a GRAT established by Mr. Dunlap in 2003, which reflects an annuity distribution during 2018 to Mr. Dunlap, (iii) a total of 204,108 shares held by Union Bank as trustee for five separate irrevocable trusts for the benefit of Stephen F. Butterfield's children established upon the 2013 expiration of an annuity term of a GRAT previously established by Mr. Butterfield, (iv) a total of 300 shares held by or for each of Mr. Dunlap's three adult sons, (v) a total of 2,442,784 shares held in four separate GRATs established by Mr. Dunlap during 2011 (which reflects annuity distributions during 2018 from such GRATs to Mr. Dunlap), three separate other irrevocable trusts established by Mr. Dunlap during 2011, and three separate post-annuity irrevocable trusts established under two separate other GRATs in connection with the expiration of the annuity terms of such GRATs that were established by Mr. Dunlap in 2011, for which trusts Whitetail Rock Capital Management, LLC ("WRCM"), a majority owned subsidiary of the Company, has been designated to serve as investment adviser as discussed in footnote 15 below, (vi) a total of 2,445,040 shares held in six separate GRATs established by Mr. Dunlap's spouse during 2015 (which reflects annuity distributions during 2018 to Mr. Dunlap's spouse), for which GRATs WRCM has been designated to serve as investment adviser, (vii) a total of 1,002,630 shares held in twelve separate GRATs established in 2015 by Ms. Butterfield and Mr. Butterfield (which reflects annuity distributions during 2018), for which GRATs WRCM has been designated to serve as investment adviser, and (viii) 52,995 shares held by a charitable lead annuity trust ("CLAT") established by Mr. Butterfield in 2016 (which reflects an annuity distribution during 2018), for which CLAT WRCM has been designated to serve as investment adviser. Mr. Dunlap disclaims beneficial ownership of the shares held by Union Financial Services, Inc., except to the extent that he actually has or shares voting power or investment power with respect to such shares. Mr. Dunlap also disclaims beneficial ownership of the total of 204,108 shares held by Union Bank as trustee in the five separate irrevocable trusts for the benefit of Mr. Butterfield's children, the total of 1,002,630 shares held by the twelve GRATs established by Ms. Butterfield and Mr. Butterfield in 2015, and the 52,995 shares held by the CLAT, except to the extent that Mr. Dunlap actually has or shares voting power or investment power with respect to such shares. The 1,586,691 shares owned by Union Financial Services, Inc. are also deemed to be beneficially owned by Union Financial Services, Inc. and are believed to be beneficially owned by Ms. Butterfield as the Personal Representative of the Estate of Stephen F. Butterfield, and are also included in the total number of shares beneficially owned by Union Financial Services, Inc. and Ms. Butterfield as set forth in this table. The 898,630 shares held by Union Bank as trustee for a GRAT established by Mr. Dunlap in 2003 and the total of 204,108 shares held by Union Bank as trustee for five separate irrevocable trusts for the benefit of Mr. Butterfield's children may also be deemed to be beneficially owned by Union Bank and Ms. Muhleisen, and are also included in the total number of shares beneficially owned by each of them as set forth in this table. The total of 1,002,630 shares held in twelve separate GRATs established in 2015 by Ms. Butterfield and Mr. Butterfield, a total of 100,650 shares held in two of the five separate irrevocable trusts for the benefit of Mr. Butterfield's children, and the 52,995 shares held by a CLAT established by Mr. Butterfield in 2016 may also be deemed to be beneficially owned by Shelby J. Butterfield, and are also included in the total number of shares believed to be beneficially owned by Ms. Butterfield as set forth in this table. The total of 5,943,449 shares held in trusts for which WRCM has been designated to serve as investment adviser are also deemed to be beneficially owned by WRCM, and are also included in the total number of shares beneficially owned by WRCM as set forth in this table.

On March 22, 2019, an Amendment No. 5 to Statement on Schedule 13D was filed by Mr. Dunlap to report that he may be deemed to have acquired beneficial ownership of an additional 778,089 shares of Class B common stock transferred effective as of March 14, 2019 from the Estate of Stephen F. Butterfield (the “Butterfield Estate”) to the Butterfield Family Trust and 135,332 shares of Class B common stock transferred effective as of March 14, 2019 from the Stephen F. Butterfield Revocable Living Trust to the restated Stephen F. Butterfield Revocable Living Trust, for which Butterfield Family Trust and restated Stephen F. Butterfield Revocable Living Trust WRCM has been designated to serve as investment adviser with respect to shares of the Company’s stock held in such trusts. For additional information regarding the Butterfield Estate and the Stephen F. Butterfield Revocable Living Trust, see footnotes 5 and 6 below.

(5)
Ms. Butterfield is the Personal Representative of the Butterfield Estate, and as such Ms. Butterfield is believed to have voting and investment power with respect to shares held by the Butterfield Estate. Stephen F. Butterfield passed away on April 16, 2018, and at the time of his passing Mr. Butterfield was Vice Chairman of the Board of Directors and a significant shareholder of the Company. Based on information in the Company’s records, the Company believes that, as of February 28, 2019, Ms. Butterfield had shared voting and/or investment power with respect to 510 shares of Class A common stock held in an account at Union Bank for the Butterfield Estate. The business address for Ms. Butterfield is c/o Gallagher & Kennedy, 2575 East Camelback Road, Phoenix, Arizona 85016.

(6)
Based on information in a Schedule 13G/A filed by Stephen F. Butterfield with the SEC on February 12, 2018 and information in the Company’s records, the Company believes that, as of February 28, 2019, Ms. Butterfield had sole voting and investment power with respect to a total of 887,055 shares of Class B common stock, which included 778,094 shares of Class B common stock held by the Butterfield Estate, 108,761 shares of Class B common stock held by Ms. Butterfield, and a total of 200 shares of Class B common stock held by Ms. Butterfield as UTMA custodian for Mr. and Ms. Butterfield’s minor children. Based on the same information, the Company believes that, as of February 28, 2019, Ms. Butterfield had shared voting and investment power with respect to a total of 2,878,298 shares of Class B common stock, which included (i) 1,586,691 shares owned by Union Financial Services, Inc., of which the Butterfield Estate owned 50.0% of the outstanding capital stock as of February 28, 2019, (ii) 135,332 shares held by the Stephen F. Butterfield Revocable Living Trust, of which Ms. Butterfield is a trustee, (iii) a total of 100,650 shares held by Union Bank as trustee for two separate irrevocable trusts for the benefit of Mr. and Ms. Butterfield's minor children established upon the 2013 expiration of an annuity term of a GRAT previously established by Mr. Butterfield, (iv) a total of 691,339 shares held in eight separate GRATs established by Ms. Butterfield in 2015 (which reflects annuity distributions during 2018 from certain of such GRATs to Ms. Butterfield), for which GRATs WRCM has been designated to serve as investment adviser, (v) a total of 311,291 shares held in four separate GRATs established by Mr. Butterfield in 2015 (which reflects annuity distributions during 2018 from such GRATs to the Butterfield Estate), for which GRATs WRCM has been designated to serve as investment adviser, and (vi) 52,995 shares held by a CLAT established by Mr. Butterfield in 2016 (which reflects an annuity distribution by the CLAT in 2018), for which CLAT WRCM has been designated to serve as investment adviser. Ms. Butterfield may disclaim beneficial ownership of the shares held by Union Financial Services, Inc. and the trusts discussed in this footnote, except to the extent that she actually has or shares voting power or investment power with respect to such shares. The 1,586,691 shares owned by Union Financial Services, Inc. are also deemed to be beneficially owned by Union Financial Services, Inc. and Mr. Dunlap, and are also included in the total number of shares beneficially owned by each of them as set forth in this table. The total of 100,560 shares held by Union Bank as trustee for two separate irrevocable trusts established upon the 2013 expiration of an annuity term of a GRAT previously established by Mr. Butterfield may also be deemed to be beneficially owned by Union Bank, Mr. Dunlap, and Ms. Muhleisen, and are also included in the total number of shares beneficially owned by each of them as set forth in this table. The total of 1,055,625 shares held in trusts for which WRCM has been designated to serve as investment adviser are also deemed to be beneficially owned by WRCM and may also be deemed to be beneficially owned by Mr. Dunlap, and are also included in the total number of shares beneficially owned by each of them as set forth in this table.

On March 22, 2019, an Amendment No. 5 to Statement on Schedule 13D was filed by Mr. Dunlap to report that he may be deemed to have acquired beneficial ownership of an additional 778,089 shares of Class B common stock transferred effective as of March 14, 2019 from the Butterfield Estate to the Butterfield Family Trust and 135,332 shares of Class B common stock transferred effective as of March 14, 2019 from the Stephen F. Butterfield Revocable Living Trust to the restated Stephen F. Butterfield Revocable Living Trust, for which Butterfield Family Trust and restated Stephen F. Butterfield Revocable Living Trust WRCM has been designated to serve as investment adviser with respect to shares of the Company’s stock held in such trusts.

(7)
Ms. Muhleisen is deemed to have sole voting and investment power over 616,639 shares of Class A common stock. Ms. Muhleisen is deemed to have shared voting and investment power over a total of 5,527,596 shares of Class A common stock, which includes (i) 52,344 shares jointly owned by Ms. Muhleisen and her spouse, Dan D. Muhleisen, (ii) 2,448,362 shares owned by Ms. Muhleisen’s spouse, (iii) 692,885 shares owned by Ms. Muhleisen's adult daughter, (iv) 684,538 shares owned by Ms. Muhleisen's adult son, (v) a total of 350,000 shares held in two separate irrevocable trusts established by Ms. Muhleisen and her spouse, of which the adult daughter and the adult son of Ms. Muhleisen and her spouse are the initial beneficiaries and for which Union Bank serves as trustee, (vi) a total of 352,170 shares held in four separate irrevocable trusts established upon the expiration of the annuity term of GRATs established by

Ms. Muhleisen and her spouse, of which the adult daughter and the adult son of Ms. Muhleisen and her spouse are the beneficiaries and for which Union Bank serves as trustee, and (vii) shares that are owned by entities that Ms. Muhleisen may be deemed to control, consisting of a total of 947,297 shares held by Union Bank for the accounts of miscellaneous other trusts, IRAs, and investment accounts at Union Bank (some of which shares may under certain circumstances be pledged as security by Union Bank's customers under the terms of the accounts) with respect to which Union Bank may be deemed to have or share voting or investment power. Ms. Muhleisen, a sister of Michael S. Dunlap, is a director, chairperson, president, and chief executive officer of and controls Union Bank through F&M. Ms. Muhleisen disclaims beneficial ownership of the shares held for the accounts of miscellaneous trusts, IRAs, and investment accounts at Union Bank, except to the extent that she actually has or shares voting power or investment power with respect to such shares. The address for Ms. Muhleisen is c/o Union Bank and Trust Company, P.O. Box 82529, Lincoln, Nebraska 68501. With respect to the number of shares of Class A common stock beneficially owned by Ms. Muhleisen that are held by Union Bank, the number of shares set forth in the table reflects the number of shares held by Union Bank as of December 31, 2018, as reported in a Schedule 13G/A filed by Union Bank with the SEC on February 13, 2019.

(8)
Ms. Muhleisen is deemed to have shared voting and investment power over a total of 1,102,738 shares of Class B common stock that are held by Union Bank as trustee, which includes 898,630 shares held by Union Bank as trustee for a GRAT established by Mr. Dunlap in 2003 (which reflects an annuity distribution from the GRAT to Mr. Dunlap during 2018), and a total of 204,108 shares held by Union Bank as trustee for five separate irrevocable trusts for the benefit of Stephen F. Butterfield's children established upon the 2013 expiration of an annuity term of a GRAT previously established by Mr. Butterfield. Ms. Muhleisen disclaims beneficial ownership of the shares held by Union Bank as trustee for the GRAT and the five separate irrevocable trusts, except to the extent that she actually has or shares voting power or investment power with respect to such shares. The total of 1,102,738 shares of Class B common stock held by Union Bank as trustee for the GRAT established by Mr. Dunlap and the five separate irrevocable trusts for the benefit of Mr. Butterfield's children are also deemed to be beneficially owned by Union Bank and Mr. Dunlap, and are also included in the total number of shares beneficially owned by each of them as set forth in this table. A total of 100,650 shares held by Union Bank as trustee for two of the five separate irrevocable trusts for the benefit of Mr. Butterfield's children may also be deemed to be beneficially owned by Ms. Butterfield, and are also included in the total number of shares beneficially owned by Ms. Butterfield as set forth in this table.

(9)
Union Bank is deemed to have sole voting and investment power over 30,000 shares of Class A common stock that are held by the Union Bank profit sharing plan. Union Bank is deemed to have shared voting and investment power over 4,543,296 shares of Class A common stock, which includes (i) 24,000 shares held as trustee for the University of Nebraska Foundation, (ii) a total of 142,112 shares held by Union Bank as trustee under a post-annuity trust and a CRUT established by Mr. Noordhoek, (iii) a total of 3,625,999 shares of Class A common stock held by Union Bank in individual accounts for Ms. Muhleisen, Mr. Muhleisen, their adult daughter, and their adult son; and (iv) a total of 751,185 shares held for the accounts of miscellaneous trusts, IRAs, and investment accounts at Union Bank (some of which shares may under certain circumstances be pledged as security by Union Bank's customers under the terms of the accounts) with respect to which Union Bank may be deemed to have or share voting or investment power. Union Bank disclaims beneficial ownership of such shares except to the extent that Union Bank actually has or shares voting power or investment power with respect to such shares. The address for Union Bank is P.O. Box 82529, Lincoln, Nebraska 68501; Attention: Angela L. Muhleisen, President. The number of shares of Class A common stock set forth in the table for Union Bank reflects the number of shares held by Union Bank as of December 31, 2018, as reported in a Schedule 13G/A filed by Union Bank with the SEC on February 13, 2019.

(10)
Union Bank is deemed to have shared voting and investment power over a total of 1,102,738 shares of Class B common stock that are held by Union Bank as trustee for a GRAT established by Mr. Dunlap in 2003 and as trustee for five separate irrevocable trusts for the benefit of Mr. Butterfield's children, as discussed in footnote 8 above. Union Bank disclaims beneficial ownership of such shares except to the extent that Union Bank actually has or shares voting power or investment power with respect to such shares.

(11)
Mr. Muhleisen is deemed to have shared voting and investment power over a total of 4,580,299 shares of Class A common stock, which includes (i) 2,448,362 shares owned by Mr. Muhleisen; (ii) 52,344 shares owned jointly by Mr. Muhleisen and his spouse, Angela L. Muhleisen, (iii) 692,885 shares owned by Mr. Muhleisen's adult daughter, (iv) 684,538 shares owned by Mr. Muhleisen's adult son, (v) a total of 350,000 shares held in two separate irrevocable trusts established by Mr. Muhleisen and his spouse, of which the adult daughter and the adult son of Mr. Muhleisen and his spouse are the initial beneficiaries and for which Union Bank serves as trustee, (vi) a total of 352,170 shares held in four separate irrevocable trusts established upon the expiration of the annuity term of GRATs established by Mr. Muhleisen and his spouse, of which the adult daughter and the adult son of Mr. Muhleisen and his spouse are the beneficiaries and for which Union Bank serves as trustee. All of the shares included as beneficially owned by Mr. Muhleisen are also included in the total number of shares beneficially owned by Angela L. Muhleisen as set forth in this table. Mr. Muhleisen disclaims beneficial ownership of the shares held in the trusts discussed above, except to the extent that he actually has or shares voting power or investment power with respect to such shares. The address for Mr. Muhleisen is 6321 Doecreek Circle, Lincoln, Nebraska 68516.

(12)
On February 8, 2019, Dimensional Fund Advisors LP ("Dimensional") filed a Schedule 13G/A indicating that they beneficially owned 8.42% of the Company's Class A common stock as of December 31, 2018, with sole voting power over a total of 2,414,957 shares and sole dispositive power over a total of 2,462,778 shares. The amount set forth in the table reflects the number of shares reported in the Schedule 13G/A. Dimensional acts as investment advisor and manager to certain funds, and indicated that all shares reported in their 13G/A were owned by such funds. The address of Dimensional is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(13)
On February 13, 2019, Deborah Bartels filed a Schedule 13G/A with the SEC indicating that she beneficially owned 6.7% of the Company's Class A common stock as of December 31, 2018, with sole voting and dispositive power over 1,297,040 shares and shared voting and dispositive power over a total of 619,447 shares. The amount set forth in the table reflects the number of shares reported in the Schedule 13G/A and includes (i) 1,297,040 shares held by Ms. Bartels, (ii) a total of 118,807 shares held in managed agency accounts for Ms. Bartels and her spouse by Union Bank, which is controlled by F&M, of which Ms. Bartels' brother, Mr. Dunlap, and sister, Ms. Muhleisen, are directors, executive officers, and significant shareholders; (iii) 217,150 shares held by Ms. Bartels' spouse; (iv) a total of 123,490 shares held by Union Bank as trustee for irrevocable trusts for the benefit of the adult sons of Ms. Bartels and her spouse ("Post-GRAT Trusts") established upon the expiration of the annuity term of GRATs established by Ms. Bartels and her spouse; and (v) a total of 160,000 shares held by Union Bank as trustee for irrevocable trusts established by Ms. Bartels and her spouse, of which the adult sons of Ms. Bartels and her spouse are the initial beneficiaries (the "Dynasty Trusts"). Ms. Bartels disclaims beneficial ownership of the shares held in the Post-GRAT Trusts and the Dynasty Trusts except to the extent that she actually has or shares voting power or dispositive power with respect to such shares. The total of 402,297 shares held in the managed agency accounts, the Post-GRAT Trusts, and the Dynasty Trusts may also be deemed to be beneficially owned by Union Bank, Mr. Dunlap, and Ms. Muhleisen, and are included in the total number of shares beneficially owned by each of them as set forth in this table.

(14)
On February 11, 2019, The Vanguard Group ("Vanguard") filed a Schedule 13G/A indicating that they beneficially owned 5.42% of the Company's Class A common stock as of December 31, 2018, with sole voting power over 19,454 shares, shared voting power over 4,051 shares, sole dispositive power over 1,652,585 shares, and shared dispositive power over 21,067 shares. The amount set forth in the table reflects the number of shares reported in the Schedule 13G/A. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(15)
Includes shares held in four separate GRATs and three separate other irrevocable trusts established by Mr. Dunlap in 2011, three separate post-annuity trusts established upon the expiration of the annuity terms of two other separate GRATs established by Mr. Dunlap in 2011, shares held in six separate GRATs established by Mr. Dunlap's spouse in 2015, shares held in eight separate GRATs established by Shelby J. Butterfield in 2015, shares held in four separate GRATs established by Stephen F. Butterfield in 2015, and shares held in a CLAT established by Mr. Butterfield in 2016, which number of shares reflects annuity distributions of shares from certain of the GRATs during 2018 to the grantors of such GRATs pursuant to the terms thereof and an annuity distribution of shares from the CLAT during 2018 to a charitable beneficiary of the CLAT pursuant to the terms thereof. Under the trusts, WRCM has been designated to serve as investment adviser with investment power with respect to assets held by the trusts and voting power with respect to the shares of stock held by the trusts. WRCM is not a beneficiary of any of the trusts, and is a majority owned subsidiary of the Company. The shares deemed to be beneficially owned by WRCM are also deemed to be beneficially owned by Mr. Dunlap, and the shares held in the twelve separate GRATs established by Ms. Butterfield and Mr. Butterfield in 2015 and the CLAT established by Mr. Butterfield in 2016 are also believed to be beneficially owned by Ms. Butterfield. For additional information regarding the shares held in trusts established by Mr. Dunlap and his spouse, and the shares held in trusts established by Ms. Butterfield and Mr. Butterfield, see footnotes 4 and 6, respectively, above.

On March 22, 2019, an Amendment No. 5 to Statement on Schedule 13D was filed by Mr. Dunlap to report that he may be deemed to have acquired beneficial ownership of an additional 778,089 shares of Class B common stock transferred effective as of March 14, 2019 from the Butterfield Estate to the Butterfield Family Trust and 135,332 shares of Class B common stock transferred effective as of March 14, 2019 from the Stephen F. Butterfield Revocable Living Trust to the restated Stephen F. Butterfield Revocable Living Trust, for which Butterfield Family Trust and restated Stephen F. Butterfield Revocable Living Trust WRCM has been designated to serve as investment adviser with respect to shares of the Company’s stock held in such trusts.

(16)
On February 13, 2019, Union Financial Services, Inc. filed (on a joint basis with Mr. Dunlap) a Schedule 13D/A with the SEC indicating that it beneficially owned 1,586,691 shares of the Company’s Class B common stock, with shared voting and dispositive power over such shares, representing 5.2% of the Company's Class A common stock as of December 31, 2018. The address for Union Financial Services, Inc. is 502 East John Street, Carson City, Nevada 89706. As of February 28, 2019, Mr. Dunlap and the Butterfield Estate each owned 50.0% of the outstanding capital stock of Union Financial Services, Inc., and the 1,586,691 shares of the Company’s Class B common stock owned by Union Financial Services, Inc. are also reported as beneficially owned by each of Mr. Dunlap and Ms. Butterfield.

(17)	Includes 50,087 shares owned by Mr. Heimes' spouse. A total of 50,000 shares are pledged as collateral for a line of credit agreement, under which no amounts were drawn as of February 28, 2019.

(18)
Includes 149,485 shares jointly owned by Mr. Kruger and his spouse, and 2,419 shares issued under the Company's Restricted Stock Plan, of which 1,570 shares vested in March 2019; the remaining shares are scheduled to vest on March 10, 2020.

(19)
Includes 294,582 shares held by The Jeffrey R. Noordhoek Amended And Restated Revocable Trust dated August 9, 2016, 126,462 shares held by Union Bank as trustee under an irrevocable trust established upon the expiration of the annuity term of a GRAT established by Mr. Noordhoek in 2003, and 15,650 shares held by Union Bank as trustee under a CRUT established by Mr. Noordhoek. Mr. Noordhoek is deemed to have shared voting and investment power with respect to the shares held in the Post-Annuity Trust and the CRUT. The total of 142,112 shares held by Union Bank as trustee under the post-annuity irrevocable trust and the CRUT may also be deemed to be beneficially owned by Union Bank, Mr. Dunlap, and Ms. Muhleisen, and are included in the total number of shares beneficially owned by each of them as set forth in this table.

(20)	Includes 2,419 shares issued under the Company's Restricted Stock Plan, of which 1,570 shares vested in March 2019; the remaining shares are scheduled to vest on March 10, 2020.

(21)
Includes 53,503 shares that Mr. Abel has elected to defer delivery of pursuant to the deferral election provisions of the Company's Directors Stock Compensation Plan. Also includes 500 shares owned by Mr. Abel's spouse.

(22)	Includes 17,715 shares that Mr. Cintani has elected to defer delivery of pursuant to the deferral election provisions of the Company's Directors Stock Compensation Plan.

(23)	Includes 27,543 shares that Ms. Farrell has elected to defer delivery of pursuant to the deferral election provisions of the Company's Directors Stock Compensation Plan.

(24)
Includes 40,566 shares that Mr. Henning has elected to defer delivery of pursuant to the deferral election provisions of the Company's Directors Stock Compensation Plan and 3,102 shares owned by Mr. Henning's spouse.

(25)	Includes 42,872 shares that Ms. Rath has elected to defer delivery of pursuant to the deferral election provisions of the Company's Directors Stock Compensation Plan.

(26)
Mr. Reardon's shares are owned jointly with his spouse and are held in a margin securities account at a brokerage firm. Positions held in such account, including shares of the Company's Class A common stock, may under certain circumstances be pledged as collateral security for the repayment of debit balances, if any, in such account.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the SEC reports of ownership of Company securities and changes in reported ownership. Based solely on a review of information furnished to the Company and contained in reports filed with the SEC, as well as written representations from reporting persons that all reportable transactions were reported, the Company believes that during the year ended December 31, 2018, the Company's executive officers, directors, and greater than ten percent beneficial owners timely filed all reports they were required to file under Section 16(a) of the Exchange Act, except as noted below.

A Form 4 report for Angela L. Muhleisen filed on October 1, 2018 included the late reporting of four gifts of shares of Class A common stock by Ms. Muhleisen and her spouse to charitable organizations under Section 501(c)(3) of the Internal Revenue Code that occurred in two prior fiscal years, for which two Form 5s were not timely filed due to inadvertent administrative oversights by the Company’s staff.

At the time of his passing on April 16, 2018, Stephen F. Butterfield was Vice Chairman of the Board of Directors and a significant shareholder of the Company, and filed reports under Section 16(a) of the Exchange Act as a director and as a more than ten percent beneficial owner of the Company. If, as a result of Mr. Butterfield’s passing or otherwise, any person is deemed to be the beneficial owner, pursuant to Section 13(d) of the Exchange Act, of more than ten percent of the Company’s Class A common stock (except for certain specified types of institutions and other persons holding securities for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of business and without the purpose or effect of changing or influencing control of the Company), a Form 3 would be required to be filed within ten days after acquiring such greater than ten percent beneficial ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures on Transactions with Related Persons

The Company has adopted written policies and procedures for the Nominating and Corporate Governance Committee's review of any transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness) or series of similar transactions, arrangements, or relationships in which (i) the Company is a participant, (ii) the aggregate amount involved will or may be expected to exceed $120,000, and (iii) a related person has or will have a direct or indirect material interest. For purposes of this policy, a “related person” means (i) any of our directors, executive officers, or nominees for director, (ii) any stockholder that beneficially owns more than five percent of the Company's outstanding shares of common stock, and (iii) any immediate family member of the foregoing. The Nominating and Corporate Governance Committee approves or ratifies only those transactions that it determines in good faith are in, or are not inconsistent with, the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee may, in its discretion, submit certain transactions to the full Board of Directors for approval where it deems appropriate.

In determining whether to approve or ratify a transaction, the Nominating and Corporate Governance Committee takes into account the factors it deems appropriate, which may include, among others, the benefits to the Company, the availability of other sources for comparable products or services, the impact on a director's independence in the event the related person is a director, and the extent of the related person's interest in the transaction. The policy also provides for the delegation of its authority to the Chairman of the Nominating and Corporate Governance Committee for any related person transaction requiring pre-approval or ratification between meetings of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews and assesses ongoing relationships with a related person on at least an annual basis to see that they are in compliance with the policy and remain appropriate.

All approved related party transactions are communicated to the full Board of Directors by the Chairman of the Nominating and Corporate Governance Committee, or his designee. Mr. Dunlap beneficially owns shares representing 77.1% of the combined voting power of the Company's shareholders as of February 28, 2019. Because of his beneficial ownership, Mr. Dunlap can effectively elect each member of the Board of Directors, including all members of the Nominating and Corporate Governance Committee, and has the power to defeat or remove each member.

Although there is no formal requirement for executive management of the Company to approve related party transactions, executive management reviews all related party transactions. Upon reviewing related party transactions, executive management takes into account the factors it deems appropriate, which may include, among others, the benefits to the Company, the availability of other sources for comparable products or services, the impact on a director's independence in the event the related person is a director, and the extent of the related person's interest in the transaction.

As Executive Chairman and controlling shareholder of the Company, Mr. Dunlap effectively has control over each member of the Company's executive management, who were initially hired by Mr. Dunlap and can be fired or otherwise penalized at his direction.

During 2018, the Company entered into certain transactions and had business arrangements with Union Bank and Trust Company, Union Financial Services, Hudl, Assurity Life Insurance Company ("Assurity"), and NEBCO, Inc. ("NEBCO"). These transactions were reviewed and approved by the Nominating and Corporate Governance Committee and reviewed by executive management. Union Bank and Trust Company, Union Financial Services, Hudl, Assurity, and NEBCO are related persons as discussed below. We cannot affirm whether or not the fees and terms of each transaction are substantially the same terms as those prevailing at the time for transactions with persons that do not have a relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company). However, all related party transactions are based on available market information for comparable assets, products, and services and are extensively negotiated.

•
Union Bank and Trust Company - Union Bank is controlled by Farmers & Merchants Investment Inc. ("F&M"), which owns 81.4% of Union Bank's common stock and 15.4% of Union Bank's non-voting non-convertible preferred stock. Michael S. Dunlap, a significant shareholder, Executive Chairman, and a member of the Board of Directors of the Company, along with his spouse and children, owns or controls a total of 33.0% of the stock of F&M, including a total of 48.6% of the outstanding voting common stock of F&M, and Mr. Dunlap’s sister, Angela L. Muhleisen, along with her spouse and children, owns or controls a total of 31.7% of F&M stock, including a total of 47.5% of the outstanding voting common stock of F&M. Mr. Dunlap serves as a Director and Chairman of F&M. Ms. Muhleisen serves as a Director and Chief Executive Officer of F&M and as a Director, Chairperson, President, and Chief Executive Officer of Union Bank. Union Bank is deemed to have beneficial ownership of a significant number of shares of Nelnet because it serves in a capacity of trustee or account manager for various trusts and accounts holding shares of the Company, and may share voting and/or investment power with respect to such shares. At February 28, 2019, Union Bank was deemed to beneficially own 14.1% of the Company's common stock. The stock holdings of Union Bank are deemed to be beneficially owned by both Mr. Dunlap and Ms. Muhleisen. At February 28, 2019, Mr. Dunlap beneficially owned 42.3% of the Company's outstanding common stock and Ms. Muhleisen beneficially owned 18.0% of the Company's outstanding common stock.

•
Union Financial Services, Inc. - Union Financial Services, Inc. (“UFS”) is a corporation which is owned 50% by Michael S. Dunlap, a significant shareholder, Executive Chairman, and a member of the Board of Directors of the Company, and 50% by the estate of Stephen F. Butterfield, former significant shareholder, Vice Chairman, and member of the Board of Directors of the Company.

•
Hudl - Hudl is an online video and coaching tools software company for athletes of all levels, of which Mr. Graff, who has served on the Company's Board of Directors since 2014, is CEO, co-founder, and a director.

•
Assurity - Assurity is a company which offers a variety of disability income and critical illness protection, life insurance, and annuity products, of which Mr. Henning, who has served on the Company's Board of Directors since 2003, is President and CEO.

•
NEBCO, Inc. - NEBCO is a family-owned company based in Lincoln, Nebraska with interests in the manufacture of concrete building materials, road construction, insurance, mining, railroading, farming, and real estate, of which Mr. Abel, who has served on the Company's Board of Directors since 2003, is CEO.

Transactions with Union Bank

The Company has entered into certain contractual arrangements with Union Bank. These transactions include:

•	Loan purchases - During 2018, the Company purchased $74.7 million (par value) of private education and consumer loans from Union Bank.

In addition, in 2018, the Company entered into agreements with Union Bank in which the Company will provide marketing, origination, and loan servicing services to Union Bank related to private education loans. The Company has committed to purchase, or arrange for a designee to purchase, a 95% participation interest in private education loans originated by Union Bank under these agreements upon a request for purchase by Union Bank. In addition, Union Bank has agreed to sell a 95% participation interest in private education loans originated by Union Bank under these agreements to the Company or its designee upon a request for sale by the Company. As of December 31, 2018, $1.5 million (par value) of private education loans has been originated by the Company under these agreements and are currently owned by Union Bank. Union Bank paid approximately $26,000 in marketing and origination fees to the Company in 2018 under these agreements.

•
Loan servicing - As of December 31, 2018, the Company serviced $405.5 million of loans for Union Bank. Servicing revenue earned by the Company from this portfolio was $0.5 million for the year ended December 31, 2018. As of December 31, 2018, accounts receivable includes approximately $51,000 due from Union Bank for loan servicing.

•
Funding - The Company maintains an agreement with Union Bank, as trustee for various grantor trusts, under which Union Bank has agreed to purchase from the Company participation interests in student loans. The Company uses this facility as a source to fund FFELP student loans. As of December 31, 2018, $664.3 million of loans were subject to outstanding participation interests held by Union Bank, as trustee, under this agreement. The agreement automatically renews annually and is terminable by either party upon five business days' notice. This agreement provides beneficiaries of Union Bank's grantor trusts with access to investments in interests in student loans, while providing liquidity to the Company on a short term basis. The Company can participate loans to Union Bank to the extent of availability under the grantor trusts, up to $750 million or an amount in excess of $750 million if mutually agreed to by both parties.

•
Operating cash - The majority of the Company's cash operating bank accounts are maintained at Union Bank. The Company also invests cash in the Short term Federal Investment Trust (“STFIT”) of the Student Loan Trust Division of Union Bank, which the Company uses as operating cash accounts. As of December 31, 2018, the Company had $147.2 million deposited at Union Bank in operating accounts or invested in the STFIT. Interest income earned from cash deposited in these accounts for the year ended December 31, 2018 was $1.0 million.

•
529 Plan administration - The Company provides certain 529 Plan administration services to certain college savings plans (the “College Savings Plans”) through a contract with Union Bank, as the program manager. Union Bank is entitled to a fee as program manager pursuant to its program management agreement with the College Savings Plans. In 2018, the Company received fees of $3.2 million from Union Bank related to the Company's administration services provided to the College Savings Plans.

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Lease arrangements - Union Bank leases approximately 4,000 square feet of office space in the Company's corporate headquarters building. During 2018, Union Bank paid the Company approximately $76,000 for rent. The lease agreement expires on June 30, 2023.

•
Trustee services - On December 21, 2018, the Company entered into an agreement with Union Bank in which Union Bank will serve as trustee for the Company's private education loan repurchase agreement. The Company paid no fees to Union Bank in 2018 under this agreement.

•	Other fees paid to Union Bank - During 2018, the Company paid Union Bank approximately $128,000 for cash management fees.

•	Other fees received from Union Bank - During 2018, the Company received approximately $223,000 from Union Bank related to an employee sharing arrangement and for providing payment processing services.

•
Investment services - Union Bank has established various trusts whereby Union Bank serves as trustee for the purpose of purchasing, holding, managing, and selling investments in student loan asset-backed securities. In 2011, WRCM, an SEC-registered investment advisor and a majority owned subsidiary of the Company, entered into a management agreement with Union Bank, under which WRCM performs various advisory and management services on behalf of Union Bank with respect to investments in securities by the trusts, including identifying securities for purchase or sale by the trusts. The agreement provides that Union Bank will pay to WRCM annual fees of 25 basis points on the outstanding balance of the investments in the trusts. As of December 31, 2018, the outstanding balance of investments in the trusts was $699.7 million. In addition, Union Bank will pay additional fees to WRCM of up to 50 percent of the gains from the sale of securities from the trusts or securities being called prior to the full contractual maturity. During 2018, the Company earned $4.5 million of fees under this agreement.

In January 2012 and October 2015, WRCM entered into management agreements with Union Bank under which it was designated to serve as investment advisor with respect to the assets within several trusts established by Michael S. Dunlap and his spouse. Union Bank serves as trustee for the trusts. Per the terms of the agreements, Union Bank pays WRCM five basis points of the aggregate value of the assets of the trusts as of the last day of each calendar quarter. Mr. Dunlap and his spouse contributed a total of 3,375,000 and 3,000,000 shares of the Company's Class B common stock to the trusts upon the establishment of the trusts in 2011 and 2015, respectively. As of December 31, 2018, a total of 2,442,784 and 2,445,040 shares, respectively, of the Company's Class B common stock remained in such trusts. In January 2016, WRCM entered into a similar management agreement with Union Bank with respect to several trusts established in December 2015 by Mr. Butterfield and Ms. Butterfield, to which trusts Mr. Butterfield and Ms. Butterfield contributed a total of 1,200,000 shares of the Company's Class B common stock upon the establishment thereof. As of December 31, 2018, a total of 1,002,630 shares of the Company's Class B common stock remained in such trusts. In March 2017, WRCM entered into a similar management agreement with Union Bank with respect to a CLAT established by Mr. Butterfield in December 2016, to which CLAT Mr. Butterfield contributed 70,286 shares of the Company's Class B common stock on January 3, 2017. As of December 31, 2018, 52,995 shares of the Company's Class B common stock remained in such trust. During 2018, the Company earned approximately $172,000 of fees under these agreements.

As of December 31, 2018, accounts receivable included $0.3 million due from Union Bank related to fees earned by WRCM from the investment services described above.

Effective as of March 14, 2019, the Butterfield Estate transferred 778,089 shares of the Company’s Class B common stock to the Butterfield Family Trust, for which trust Union Bank serves as a trustee and WRCM has been designated to serve as investment adviser with respect to shares of the Company’s stock held in such trust. In addition, also effective as of March 14, 2019, the Stephen F. Butterfield Revocable Living Trust transferred 135,332 shares of the Company’s Class B common stock to the restated Stephen F. Butterfield Revocable Living Trust, for which restated trust Union Bank serves as a trustee and WRCM has been designated to serve as investment adviser with respect to shares of the Company’s stock held in such trust. It is anticipated that, with respect to the shares of the Company’s stock held in the Butterfield Family Trust and the restated Stephen F. Butterfield Revocable Living Trust, WRCM will have management agreement arrangements with Union Bank similar to those described above.

WRCM has established private investment funds for the primary purpose of purchasing, selling, investing, and trading, directly or indirectly, in student loan asset-backed securities, and to engage in financial transactions related thereto. Mr. Dunlap, Jeffrey R. Noordhoek (Chief Executive Officer of the Company), Ms. Muhleisen and Mr. Muhleisen, and WRCM have invested $6.2 million, $1.1 million, $5.2 million, and $0.3 million, respectively, in certain of these funds. Based upon the current level of holdings by non-affiliated limited partners, the management agreements provide non-affiliated limited partners the ability to remove WRCM as manager without cause. WRCM earns 50 basis points (annually) on the outstanding balance of the investments in these funds, of which WRCM pays approximately 50 percent of such amount to Union Bank as custodian. As of December 31, 2018, the total outstanding balance of investments in these funds was $153.1 million. During 2018, the Company paid Union Bank $0.3 million as custodian. WRCM also earns up to 50 percent of the gains from the sale of securities from the funds or securities being called prior to the full contractual maturity.

•
Defined contribution plan - Union Bank administers the Company's 401(k) defined contribution plan. Fees paid to Union Bank to administer the plan, approximately $313,000 in 2018, are paid by the plan's participants.

The net aggregate impact on the Company's consolidated statements of income for the year ended December 31, 2018 related to the transactions with Union Bank as described above was income (before income taxes) of $9.2 million.

The Company intends to maintain its relationship with Union Bank, which the Company's management believes provides certain benefits to the Company. Those benefits include Union Bank's knowledge of and experience in the FFELP industry, its willingness to provide services, and at times liquidity and capital resources, on an expedient basis, and the proximity of Union Bank to the Company's corporate headquarters located in Lincoln, Nebraska.

The majority of the transactions and arrangements with Union Bank are not offered to unrelated third parties or subject to competitive bids. Accordingly, these transactions and arrangements not only present conflicts of interest, but also pose the risk to the Company's shareholders that the terms of such transactions and arrangements may not be as favorable to the Company as it could receive from unrelated third parties. Moreover, the Company may have and/or may enter into contracts and business transactions with related parties that benefit Mr. Dunlap and his sister, as well as other related parties, that may not benefit the Company and/or its minority shareholders.

Transactions with Union Financial Services

During 2018, the Company owned a 65% interest in an aircraft due to the frequent business travel needs of the Company's executives and the limited availability of commercial flights in Lincoln, Nebraska, where the Company's headquarters are located. UFS owned the remaining interest in the same aircraft. On December 31, 2018, UFS sold all of its interest in such aircraft to the Company and an entity owned by Mr. Dunlap. The Company and Mr. Dunlap each purchased a 17.5% interest in the aircraft for $717,500, which reflected what available information indicated was the aircraft's fair market value at the time of sale. The aircraft joint ownership and management agreements provide that each owner of the aircraft must pay for all flight operating expenses for each flight conducted on its behalf and their pro-rata portion, based on actual use percentages, of the cost of maintaining the aircraft. As a result of this transaction, the Company's ownership in the aircraft increased to 82.5%.

Transactions with Hudl

The Company and Mr. Dunlap, along with his children, currently hold combined direct and indirect equity ownership interests in Hudl of 19.7% and 3.5%, respectively. The Company's and Mr. Dunlap's direct and indirect equity ownership interests in Hudl consist of preferred stock with certain liquidation preferences that are considered substantive.

The Company holds a promissory note issued by Hudl for approximately $120,000 in certain fees paid by the Company on behalf of Hudl in December 2015 related to the construction of a building for Hudl's corporate headquarters in Lincoln, Nebraska. The promissory note is interest-free and repayment by Hudl is contingent upon its receipt of certain future refunds from the City of Lincoln based on future job creation.

The Company also has three notes payable, which were each issued by TDP Phase Three, LLC ("TDP") in connection with the development of a commercial building in Lincoln, Nebraska that is the new corporate headquarters for Hudl. TDP is an entity established during 2015 for the sole purpose of developing and operating this building. The Company owns 25 percent of TDP. However, because the Company was the developer of and a current tenant in this building, the operating results of TDP are included in the Company's consolidated financial statements. As of December 31, 2018, the first TDP note had $12.0 million outstanding with a maturity date of March 31, 2023 and a fixed interest rate of 3.38%; the second TDP note had $6.4 million outstanding with a maturity date of December 15, 2045; the third TDP note had $1.7 million outstanding with a maturity date of March 31, 2023. Both the second and third notes have a fixed interest rate of 5.22%. Recourse to the Company on the outstanding balance of these notes is equal to its ownership percentage of TDP.

Hudl has a $20.0 million unsecured line of credit with Union Bank, which expires on September 30, 2019.

Transactions with Assurity Life Insurance Company

During the year ended December 31, 2018, Nelnet Business Solutions, a subsidiary of the Company, paid $1.7 million to Assurity for insurance premiums for insurance on certain tuition payment plans. As part of providing the tuition payment plan insurance to Nelnet Business Solutions, Assurity entered into a reinsurance agreement with the Company's insurance subsidiary, under which Assurity paid the Company's insurance subsidiary reinsurance premiums of $1.3 million in 2018, and the Company's insurance subsidiary paid claims on such reinsurance to Assurity of $0.9 million in 2018. In addition, Assurity pays Nelnet Business Solutions a partial refund annually based on claim experience, which was approximately $84,000 in 2018.

During the year ended December 31, 2018, the Company made available to its employees certain voluntary insurance products through Assurity. Premiums are paid by participants and are remitted to Assurity by the Company on behalf of the participants. The Company remitted to Assurity approximately $329,000 in premiums related to these products during 2018.

Both the aggregate of the payments made by the Company to Assurity during 2018, and the aggregate of the payments received by the Company from Assurity during 2018, were less than 2% of Assurity's gross revenues for 2018.

Transactions with NEBCO, Inc.

During 2018, the Company's communications subsidiary, ALLO, paid a subsidiary of NEBCO $0.6 million for construction rock products related to the construction and expansion of ALLO's fiber optic network in Lincoln, Nebraska.

Other Employment Relationship

Mr. Cintani, who serves on the Company's Board of Directors, has a son, Brian Cintani, 42, who is employed by the Company as an experienced financial analyst in the Company's capital markets group. During the year ended December 31, 2018, Brian Cintani's total compensation was approximately $155,000.  Brian Cintani has been employed by the Company since 2002 and his employment preceded Mr. Cintani's service as a director which began in May 2012.

Other Transactions

Though not required to be disclosed under Item 404(a) of Regulation S-K, below are transactions the Company had with other related parties during 2018.

Unico Group, Inc. ("Unico"), an insurance agency of which Mr. Dunlap and Ms. Muhleisen's children own approximately 4.0%, provided real estate related insurance services to TDP during 2018. TDP paid Unico approximately $8,000 for these services during 2018.

During 2018, the Company paid approximately $1,000 to Union Title Company, LLC, a 77.0% owned subsidiary of F&M, for fees related to the Company's real estate development activity.

The Company has engaged Talent Plus to provide talent acquisition, selection, and development solutions to the Company. The Company paid Talent Plus approximately $51,000 related to these services in 2018. Ms. Rath, who serves on the Company's Board of Directors, is the Chairperson and President of Talent Plus, and with her spouse is a principal owner.

In addition to the foregoing, from time to time, the Company, some of the Company's executive officers, and some of the members of the Company's Board of Directors invest in small or startup companies, often in the Company's local community. In some cases, executive officers of the Company may also serve as members of the Board of Directors of such companies in connection with the investment.

The Company and certain executive officers have invested a total of $2.0 million in Capricorn Healthcare and Special Opportunities, LP ("Capricorn"). Capricorn is located in Palo Alto, California and is a limited partnership that primarily invests in healthcare-related companies. As of December 31, 2018, the investors and amount invested include the Company ($973,000), Mr. Dunlap ($973,000), and Mr. Noordhoek ($97,000).

Neither the Company, the Company's executive officers, nor members of the Company's Board of Directors, individually or in the aggregate, owns a majority interest in any of these companies.

While the Company does not deem these investments to be related party transactions, the Company reports investment activity of this type to the Board of Directors.

AUDIT COMMITTEE REPORT

Report of the Board Audit Committee

The Audit Committee of the Board of Directors (the “Committee”) is responsible for the oversight of the integrity of the Company's consolidated financial statements, the Company's system of internal control over financial reporting, the Company's policy standards and guidelines for risk assessment and risk management and compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent auditor, and the performance of the Company's internal and independent auditors. The Committee has the sole authority and responsibility to select, determine the compensation of, evaluate, and, when appropriate, replace the Company's independent auditor. The Committee, with input from management, regularly monitors the performance of the key members of the independent auditors’ team, including the lead partner. In the case of rotation of the lead partner, the Committee is involved in the selection of the new lead audit partner, and considers such factors as the individual’s professional and relevant industry experience, other current assignments, and the proximity of their office location to the Company’s headquarters. The Committee is also responsible under the Sarbanes-Oxley Act of 2002 for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Committee is currently comprised of three independent directors and operates under a written charter adopted by the Board, a copy of which is available at www.nelnetinvestors.com. The Board has determined that each Committee member is independent under the standards of director independence established under the Company's Corporate Governance Guidelines and the New York Stock Exchange listing requirements and is also independent under applicable independence standards of the Exchange Act and the SEC rules thereunder.

The Committee serves in an oversight capacity and is not part of the Company's managerial or operational decision-making process. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with generally accepted accounting principles, and for the report on the Company's internal control over financial reporting. The Company's independent auditor, KPMG LLP, is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and for expressing an opinion on the effectiveness of the Company's internal control over financial reporting. The Committee's responsibility is to oversee the financial reporting process and to review and discuss management's report on the Company's internal control over financial reporting. The Committee relies, without independent verification, on the information provided to it and on the representations made by management, the internal auditor, and the independent auditor.

The Committee held seven meetings during 2018. The Committee, among other things:

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Reviewed and discussed the Company's earnings releases, Quarterly Reports on Form 10-Q, and Annual Report on Form 10-K, including the consolidated financial statements and compliance with legal and regulatory requirements

•
Reviewed and discussed, in conjunction with the Risk and Finance Committee, the Company's policies and procedures for risk assessment and risk management and the major risk exposures of the Company and its business units, as appropriate

•	Reviewed and discussed the annual plan and the scope of the work of the internal auditor for fiscal 2018 and reviewed all completed reports of the internal auditor

•	Reviewed management's progress on addressing internal and certain external audit findings

•	Reviewed and discussed the annual plan and scope of the work of the independent auditor

•	Reviewed and discussed, in conjunction with the Compliance Committee, reports from management on the Company's policies regarding applicable consumer-oriented legal and regulatory requirements

•	Met with KPMG LLP, the internal auditor, and Company management in separate executive sessions

The Committee reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2018 with management, the internal auditor, and KPMG LLP. The Committee reviewed and discussed the critical accounting policies and estimates as set forth in the Company's Annual Report on Form 10-K, management's annual report on the Company's internal control over financial reporting, and KPMG LLP's opinion on the effectiveness of internal control over financial reporting. The Committee also discussed with management and the internal auditor the process used to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the Company's periodic filings with the SEC and the processes used to support management's annual report on the Company's internal control over financial reporting.

The Committee discussed with KPMG LLP matters related to the audit of the Company's consolidated financial statements and the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”). This review included a discussion with management and KPMG LLP as to the quality (not merely the acceptability) of the Company's accounting principles, the reasonableness of significant estimates and judgments, and the disclosures within the Company's consolidated financial statements, including the disclosures relating to critical accounting policies.

KPMG LLP also provided to the Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG LLP's communications with the Committee concerning independence. The Committee discussed with KPMG LLP their independence from the Company. When considering KPMG LLP's independence, the Committee considered if services they provided to the Company beyond those rendered in connection with their audit of the Company's consolidated financial statements, reviews of the Company's interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q, and their opinion on the effectiveness of the Company's internal control over financial reporting were compatible with maintaining their independence. The Committee also reviewed and pre- approved, among other things, the audit, audit-related, and tax services performed by KPMG LLP. For tax services, the pre-approval included discussion with KPMG concerning their independence as required by PCAOB Rule 3524 (Audit Committee Pre-approval of Certain Tax Services). The Committee received regular updates on the amount of fees and scope of audit, audit-related, and tax services provided.

Based on the Committee's review and these meetings, discussions, and reports, and subject to the limitations on the Committee's role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that the Company's audited consolidated financial statements for the year ended December 31, 2018 be included in the Company's 2018 Annual Report on Form 10-K for filing with the SEC.

The Committee has also selected KPMG LLP as the Company's independent auditor for the year ending December 31, 2019 and is presenting the selection to the shareholders for ratification.

KPMG has been the Company’s independent auditor since 1998. The Committee last went through a Request for Proposal for independent audit and non-audit services effective for the year ended December 31, 2012.
Respectfully submitted,
Thomas E. Henning, Chairman
Kathleen A. Farrell
William R. Cintani

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee selects the Company's independent registered public accounting firm. This proposal is put before the shareholders because the Board believes that it is good corporate governance practice to seek shareholder ratification of the selection of the independent registered public accounting firm. If the appointment of KPMG LLP is not ratified, the Audit Committee will evaluate the basis for the shareholders' vote when determining whether to continue the firm's engagement.

The Board of Directors of the Company recommends a vote FOR the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for 2019.

The affirmative vote of the majority of votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP. Unless marked to the contrary, proxies will be voted FOR the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for 2019.

Representatives of KPMG LLP are expected to attend the Annual Meeting and to respond to appropriate questions from shareholders present at the meeting and will have an opportunity to make a statement if they desire to do so.

Independent Accountant Fees and Services

Aggregate fees for professional services rendered by KPMG LLP for the years ended December 31, 2018 and 2017 are set forth below.

	2018	2017
Audit fees	$765,120	653,949
Audit-related fees	1,227,594	1,173,580
Tax fees	55,553	139,443
All other fees	1,780	1,780
Total	$2,050,047	1,968,752

Audit-related fees were for assurance and other services related to service provider compliance reports, including Service Organization Controls (SOC1) reports on the effectiveness of the Company's controls for student loan servicing and other services provided for its customers, employee benefit plan audits, agreed-upon procedures for Company-sponsored student loan securitization financings and other matters, and consultations concerning financial accounting and reporting standards.

Tax fees were for services related to tax compliance and planning.

All other fees represent the amount paid by the Company for access to an on-line accounting and tax reference tool.

In addition to the services and fees described above, KPMG was engaged to perform audits of and provide tax services for certain private investment funds which are managed by WRCM, for which KPMG received total fees of $77,500 and $82,750 in 2018 and 2017, respectively. Additionally, TDP Phase Three, LLC, an entity of which the Company owns 25 percent and was established for the sole purpose of developing and operating a building, engaged KPMG to perform audits in 2018 and 2017, for which KPMG received total fees of $23,800 and $17,500, respectively.

The Audit Committee's pre-approval policy with respect to audit and permitted non-audit services by the independent auditor is set forth in its charter. The Audit Committee has the sole authority to appoint, retain, and terminate the Company's independent auditor, which reports directly to the Audit Committee. The Audit Committee is directly responsible for the evaluation, compensation (including as to fees and terms), and oversight of the work of the Company's independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attestation services for the Company. All related fees and costs of the independent auditor, as determined by the Audit Committee, are paid promptly by the Company in accordance with its normal business practices. All auditing services and permitted non-audit services performed for the Company by the independent auditor, including the services for 2018 and 2017 described above, are pre-approved by the Audit Committee, subject to applicable laws, rules, and regulations. The Audit Committee may form and delegate to a subcommittee the authority to grant pre-approvals with respect to auditing services and permitted non-auditing services, provided that any such grant of pre-approval shall be reported to the full Audit Committee at its next meeting.

PROPOSAL 3 - ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Exchange Act requires that the Company provide its shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of the Company's Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC, and the Company is therefore providing its shareholders with the opportunity to cast such an advisory vote on executive compensation at this year’s Annual Meeting as described below. The Company believes that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company's executive compensation program.

Based on the results of an advisory vote on the frequency of advisory votes on executive compensation at the Company's 2017 annual meeting of shareholders, where the Board of Directors recommended and the shareholders voted in favor of holding an advisory vote on executive compensation every year, the Board of Directors determined that, until the next vote on the frequency of holding advisory votes on executive compensation, the Company will hold a shareholder advisory vote on executive compensation every year. Therefore, the next advisory vote on executive compensation will occur at the Company’s 2020 annual meeting of shareholders. Section 14A of the Exchange Act requires that at least once every six years the Company provide its shareholders with the opportunity to vote, on a nonbinding, advisory basis, on whether the frequency of future advisory votes on executive compensation will be every one, two, or three years.

As described in the Compensation Discussion and Analysis section of this Proxy Statement, the Company's objective for its executive compensation program is to attract, motivate, develop, and retain executives who will contribute to the Company's long-term success and the creation of shareholder value. The Company seeks to accomplish this objective in a way that rewards performance and is aligned with its shareholders' long-term interests, and the Company's compensation programs are designed to reward the Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The framework and executive compensation philosophy are established by an independent Compensation Committee of the Board of Directors. The following items reflect our commitment to pay for performance and to maintain a strong executive compensation governance framework:

•	Incentive plans that are based upon financial and operational goals that are reviewed annually by the Compensation Committee.

•	An annual risk assessment conducted by the Compensation Committee to evaluate whether incentive programs drive behaviors that are demonstrably within the risk management parameters it deems prudent.

•	A robust share ownership and retention policy.

The Compensation Discussion and Analysis and the compensation tables and disclosures provided in this Proxy Statement describe the Company's executive compensation program in more detail, and discuss the following key elements of the program:

•
We pay for performance, both in setting base salaries and awarding incentives via an Executive Officers Incentive Compensation Plan. This plan is used to assess the participating Named Executive Officers’ performance based on numerous criteria, including certain financial measures such as levels of earnings, growth of assets, return on equity and assets, shareholder return, cash flow, market share, operating margins and operating expenses; certain service measures including performance of the Company's operating segments; employee engagement; and strategic positioning (the prior plan expired on January 1, 2019 - see "Proposal 4 - Approval of a New Executive Officers Incentive Compensation Plan" for the shareholders to approve a new plan which is similar to the prior plan except that it removes certain references and specific requirements applicable to the previous "performance-based compensation" framework under Section 162(m) of the Internal Revenue Code and thus is more flexible than the prior plan).

•
Periodically, we retain external, independent compensation consultants to review the compensation levels and practices for the Named Executive Officers, compare those levels to executives in comparable positions in select industries and companies, and identify potential gaps or inconsistencies in our compensation practices.

•
None of the Named Executive Officers has an employment agreement or severance arrangement. In addition, the Company generally does not provide significant perquisites, tax reimbursements, or change in control benefits to the Named Executive Officers that are not available to other employees, and we do not issue stock options.

•	Each of the Named Executive Officers is employed at-will and is expected to demonstrate exceptional personal performance in order to continue serving as a member of the executive team.

The Company believes the compensation program for the Named Executive Officers is instrumental in helping the Company achieve its strong financial performance, and is asking shareholders to approve the compensation of the Company's Named Executive Officers as disclosed in this Proxy Statement, including in the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables.

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. As an advisory vote, the vote on this proposal is not binding upon the Company, the Board of Directors, or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

Accordingly, the Company's shareholders are asked to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company's shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company's Proxy Statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure.”

The Board of Directors recommends a vote FOR the approval of the compensation of the Company's Named Executive Officers, as disclosed in this Proxy Statement.

PROPOSAL 4 - APPROVAL OF A NEW EXECUTIVE OFFICERS INCENTIVE COMPENSATION PLAN

Background

The Board of Directors has established a new Executive Officers Incentive Compensation Plan, the purpose of which is to provide the Company’s executive officers with opportunities to earn performance-based incentive compensation that aligns their interests with the interests of shareholders, including the achievement of long-term strategic business objectives.

The new Executive Officers Incentive Compensation Plan is intended to replace the previous shareholder-approved Executive Officers Incentive Compensation Plan, which expired pursuant to its terms on January 1, 2019 and was designed so that compensation under that plan could qualify for the previous “performance based compensation” exemption from the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code, which exemption was repealed under the Tax Cuts and Jobs Act which became effective on January 1, 2018. The new Executive Officers Incentive Compensation Plan is similar to the previous plan, except that it removes certain references and specific requirements applicable to the previous “performance based compensation” framework under Section 162(m), and thus is more flexible than the previous plan.

The Company is seeking shareholder approval of the new Executive Officers Incentive Compensation Plan in order to ensure compliance with NYSE rules, since it is anticipated that some executive officers who earn incentive compensation under the new plan may either receive or elect to receive payment of all or a portion of that compensation in shares of Class A common stock issued under the Company’s shareholder-approved Restricted Stock Plan.

If the Company’s shareholders do not approve this proposal, the Compensation Committee will consider other alternatives for providing the Company’s executive officers with opportunities to earn performance-based incentive compensation that aligns their interests with the interests of shareholders.

Summary of the Plan

The following is a summary of the principal features of the new Executive Officers Incentive Compensation Plan, a copy of which is attached to this proxy statement as Appendix A. In addition, the Company will furnish a copy of the plan to any shareholder upon written request to the Company’s Corporate Secretary.

Administration

The Executive Officers Incentive Compensation Plan is administered by the Compensation Committee of the Board of Directors, and the Compensation Committee has the authority to make determinations as may be required under the terms of the plan. The Compensation Committee may delegate its authority under the Executive Officers Incentive Compensation Plan to a subcommittee of the Compensation Committee.

Eligibility and Participation

The Executive Officers Incentive Compensation Plan provides that each of the Company’s executive officers is eligible to be selected by the Compensation Committee to participate in the plan. As of March 31, 2019, the Company had six executive officers.

Performance-Based Awards

The Executive Officers Incentive Compensation Plan provides that the Compensation Committee may establish performance criteria with respect to awards which participants may be eligible to receive with respect to a performance period (which is a calendar year or such other period established by the Compensation Committee), and performance goals may be based on one or more of the following criteria:

•
Levels of earnings per share; net income; income before income taxes; net interest income; earnings per share or net income excluding derivative market value and other adjustments as the Committee deems appropriate in the Committee’s sole discretion; revenues from fee-based businesses (including measures related to the diversification of revenues from fee-based businesses and increases in revenues through both organic growth and acquisitions); federally insured student loan assets; private education loan assets; consumer loan assets; and total assets;

•
Return on equity (including return on tangible equity); return on assets or net assets; return on capital (including return on total capital or return on invested capital); return on investments; and ratio of equity to total assets;

•	Student loan servicing and other education finance or service customer measures (including loan servicing volume and service rating levels under contracts with the U.S. Department of Education);

•	Success or progress made in efforts to obtain new contracts with the U.S. Department of Education, as well as other loan servicing business;

•
Cash flow measures (including cash flows from operating activities, cash flow return on investment, assets, equity, or capital, and generation of long-term cash flows (including net cash flows from the Company’s securitized loan portfolios));

•	Market share;

•	Customer satisfaction levels, and employee engagement, productivity, retention, and satisfaction measures;

•	Operating performance and efficiency targets and ratios, as well as productivity targets and ratios;

•	Levels of, or increases or decreases in, operating margins, operating expenses, and/or nonoperating expenses;

•
Business segment, division or unit profitability and other performance measures (including growth in customer base, revenues, earnings before interest, taxes, depreciation and amortization, and segment profitability, as well as management of operating expense levels);

•	Acquisitions, dispositions, projects, or other specific events or transactions (including specific events or transactions intended to enhance the long-term strategic positioning of the Company);

•	Performance of investments;

•	Regulatory compliance measures; or

•	Any other criteria as determined by the Committee in its sole discretion.

The Executive Officers Incentive Compensation Plan provides that any criteria may be used to measure the performance of the Company as a whole and/or any one or more operating segments, divisions, business units, and/or subsidiaries of the Company or any combination thereof, as the Compensation Committee may deem appropriate. The Compensation Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a particular participant and, if they have, to ascertain the amount of the applicable performance-based award, and the Compensation Committee may provide that any evaluation of attainment of a performance goal may include or exclude extraordinary items.

Payment of Awards

Awards for a performance period are to be paid after the Compensation Committee has determined that such awards are payable, and in any event the timing of the payment of awards must comply with Section 409A of the Internal Revenue Code. It is anticipated that some participants may either receive or elect to receive payment of all or a portion of their awards in shares of Class A common stock issued under the Restricted Stock Plan.

Annual Per Participant Limit on Awards

In no event will the amount paid under the Executive Officers Incentive Compensation Plan to a participant with respect to any calendar year exceed 150% of that participant’s base salary for that year.

Form of Award

The Compensation Committee, at their discretion, can determine if an award is to be paid in cash, stock, or a combination thereof, or provide the option for the participant to elect to receive their award in cash, stock, or a combination thereof. The payment of any award, or any applicable portion of any award, in stock shall be made pursuant to the Company's Restricted Stock Plan.

Nontransferability

No awards or rights under the Executive Officers Incentive Compensation Plan may be transferred or assigned other than by will or the laws of descent and distribution.

Amendments and Termination

The Board of Directors may terminate the Executive Officers Incentive Compensation Plan at any time and may amend it from time to time. However, no termination or amendment of the Executive Officers Incentive Compensation Plan may adversely affect the rights of a participant to a previously earned award.

Effective Date and Duration

The new Executive Officers Incentive Compensation Plan is effective as of January 1, 2019, subject to approval of this proposal by the Company’s shareholders at the Annual Meeting. If such shareholder approval is obtained and the Executive Officers Incentive Compensation Plan becomes effective, the plan will expire on January 1, 2024, which is five years after the effective date of the plan.

Principal Federal Income Tax Consequences

The following discussion summarizes the principal U.S. federal income tax consequences to participants who may receive awards under the Executive Officers Incentive Compensation Plan and to the Company as a result of the payment of such awards. The discussion is based on the provisions of the Internal Revenue Code as of March 31, 2019 and regulations promulgated thereunder as of that date.

An award under the Executive Officers Incentive Compensation Plan will be taxable income to the participant at the time of payment. The participant will have ordinary compensation income equal to the amount of the payment received, and the Company expects that it will generally be entitled to a corresponding tax deduction in the same amount, subject to the limitations of Section 162(m) of the Internal Revenue Code. Under Section 162(m), the Company will generally not be entitled to a tax deduction with respect to any amount that represents compensation in excess of $1 million paid to covered employees. For this purpose, a “covered employee” means the Company’s Chief Executive Officer, Chief Financial Officer, and three highest compensated employees other than the Chief Executive Officer and the Chief Financial Officer (based on compensation reported to the Company’s shareholders), and any individual who was previously a covered employee at any time on or after January 1, 2017. The Compensation

Committee retains the flexibility to award compensation under the Executive Officers Incentive Compensation Plan that it determines to be in the best interests of the Company and its shareholders, even if such compensation is not deductible for tax purposes.

New Plan Benefits

The Company cannot currently determine the benefits subject to awards that may be granted in the future to executive officers under the Executive Officers Incentive Compensation Plan. Such awards will be subject to the annual per participant limits discussed above and as set forth in Section 6 of the plan document attached to this proxy statement as Appendix A.

Although the levels of future awards under the Executive Officers Incentive Compensation Plan are not currently determinable since such awards will be based in part upon the future performance and the relative compensation objectives for participants, the dollar value of incentive bonus compensation paid in 2019 to the Company’s executive officers under the previous Executive Officers Incentive Compensation Plan for services rendered during the year ended December 31, 2018 was as follows:

Michael S. Dunlap Executive Chairman	$663,063

Jeffrey R. Noordhoek Chief Executive Officer	1,029,447	(a)

Terry J. Heimes Chief Operating Officer	962,290	(a)

James D. Kruger Chief Financial Officer	687,500

Timothy A. Tewes President	687,500

Executive Group	4,191,051

(a) The executive officer elected to be paid all or a portion of his incentive bonus in shares of Class A common stock issued under the Restricted Stock Plan, and thus the amount reflects an additional number of shares issued under the Restricted Stock Plan representing 15 percent of the amount of his incentive bonus he elected to receive in stock, pursuant to the cash/stock bonus payment election framework discussed in footnote (a) to the Summary Compensation Table in this proxy statement.

Equity Compensation Plan Information

The following table summarizes, as of December 31, 2018, information about compensation plans under which equity securities are authorized for issuance.

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	—	—	2,144,814	(1)
Equity compensation plans not approved by shareholders	—	—	—
Total	—	—	2,144,814

(1)
Includes 1,563,438, 118,498, and 462,878 shares of Class A Common Stock remaining available for future issuance under the Nelnet, Inc. Restricted Stock Plan, Nelnet, Inc. Directors Stock Compensation Plan, and Nelnet, Inc. Employee Share Purchase Plan, respectively.

The Board of Directors has unanimously approved the new Executive Officers Incentive Compensation Plan, and recommends a vote FOR approval of the new Executive Officers Incentive Compensation Plan.

PROPOSAL 5 - APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO MODIFY THE RESTRICTIONS FOR TRUSTS WHICH MAY HOLD CLASS B COMMON STOCK, WITH TEN VOTES PER SHARE, WITHOUT CONVERSION INTO CLASS A COMMON STOCK, WITH ONE VOTE PER SHARE

Overview

The Board of Directors has unanimously approved and unanimously recommends that the Company’s shareholders approve an amendment to the Company’s Articles of Incorporation as described below to modify the restrictions for trusts which may hold shares of the Company’s Class B Common Stock, par value $0.01 per share (“Class B Shares”), which have ten votes per share on all matters to be voted upon by the Company’s shareholders, without automatic conversion of such Class B Shares into shares of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Shares”), which have one vote per share on all matters to be voted upon by the Company’s shareholders. This amendment is referred to as the “Class B Trust Amendment.” The purpose of the proposed Class B Trust Amendment is to make changes to the description of eligible trust beneficiaries, in part utilizing a uniform law “qualified beneficiary” term, in order to simplify and clarify the requirements for beneficiaries of trusts to which transfers of Class B Shares may be made without automatic conversion of such Class B Shares into Class A Shares (with such trusts referred to as “Class B Eligible Trusts”), and thereby facilitate the use of customary estate planning trusts by holders of Class B Shares who do not intend for such shares to be converted, without inordinate time required of the Company in reviewing such trusts to determine the proper classification of such shares upon transfer to such trusts under the current provisions of the Articles of Incorporation.

The description in this proxy statement of the Class B Trust Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the proposed amendment, which is included in the form of Articles of Amendment to Third Amended and Restated Articles of Incorporation attached to this proxy statement as Appendix B. If the Class B Trust Amendment is approved by the shareholders, the Articles of Amendment in substantially the same form as set forth in Appendix B will be promptly filed with the Nebraska Secretary of State and will become effective upon such filing.

Description of the Amendment

If the Class B Trust Amendment is approved by the shareholders, the first paragraph of Section 4.6 of the Articles of Incorporation will be amended as follows (with text in strikethrough format indicating deletions and underlined text indicating insertions):

4.6     Conversion. Class A Common Stock is not convertible. Each share of Class B Common Stock is convertible at any time at the holder’s option into one (1) share of Class A Common Stock. Each share of Class B Common Stock shall automatically convert into one (1) share of Class A Common Stock, without any action by the Corporation or further action by the holder thereof, upon the Transfer (as defined below) of such share, other than the following Transfers: (i) to any other holder of Class B Common Stock or to any natural person or business organization that, directly or indirectly, controls, is controlled by or is under common control with such holder (“business organization” shall mean any corporation, limited liability company, partnership or like entity); (ii) to a spouse, sibling, parent, grandparent or descendant, whether natural or adopted, of a holder of Class B Common Stock; (iii) to any charitable foundation or other organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or the corresponding provision of any subsequent federal tax law; (iv) to a trust all of the ~~beneficiaries~~ Beneficiaries (as defined below) of which are holders of Class B Common Stock (or are eligible to hold Class B Common Stock without triggering a conversion) each of whom is a natural person~~, natural persons~~ as described in clause (ii) hereof, and/or are entities described in clause (iii) hereof; (v) by will to any transferee described in clause (ii), (iii) or (iv) hereof; (vi) pursuant to the laws of descent and distribution to a spouse, sibling, parent, grandparent and/or descendant, whether natural or adopted, of a holder of Class B Common Stock; or (vii) to the Corporation. Notwithstanding the foregoing, a share of Class B Common Stock shall automatically convert into one (1) share of Class A Common Stock, without any action by the Corporation or further action by the holder thereof, upon any Transfer of such share pursuant to a divorce or separation agreement, decree or order. “Transfer” means a sale, assignment, transfer, gift, encumbrance or other disposition, other than a bona fide pledge for collateral security purposes. “Beneficiaries” means qualified beneficiaries of a trust, expressly intending to exclude any remote beneficiaries and any beneficiaries not otherwise existing or otherwise reasonably ascertainable, identifiable or known at the time of the Transfer to such trust under the laws of the State of Nebraska and/or the laws of the state governing such trust.
The remaining second and third paragraphs of Section 4.6 of the Articles of Incorporation will not be changed by the Class B Trust Amendment.

Background of, Reasons for, and General Effects of the Amendment

Background

The Company was co-founded by Michael S. Dunlap, currently the Company’s Executive Chairman of the Board of Directors, and Stephen F. Butterfield, who passed away in April 2018 and was serving as the Company’s Vice Chairman of the Board of Directors at the time of his passing. Through their leadership, the Company grew to become a leading originator, holder, and servicer of federal student loans, principally consisting of loans originated under the Federal Family Education Loan Program, and is now a diverse company with a focus on delivering education-related products and services and loan asset management.

Effective August 14, 2003 (approximately four months before the Company’s initial public offering of Class A Shares on December 11, 2003), the Company recapitalized its outstanding capital stock. In connection therewith, all of the currently issued and outstanding Class B Shares were issued to Messrs. Dunlap and Butterfield (then the Company’s Co-Chief Executive Officers and Chairman and Vice Chairman of the Board of Directors, respectively) and persons related to them. No additional Class B Shares have been issued subsequent to the Company’s initial public offering of Class A Shares.

As further discussed below, over time, in connection with reviewing documents for various customary estate planning trusts to which it has been proposed that Class B Shares be transferred, the Company has in some cases spent inordinate time analyzing the beneficiaries of such trusts, in particular remote beneficiaries, in order to determine whether such trusts were Class B Eligible Trusts. Accordingly, as also further discussed below, the Class B Trust Amendment is proposed in order to simplify and clarify the requirements for beneficiaries of Class B Eligible Trusts, and thereby facilitate the use of customary estate planning trust documents by simplifying the process required to determine whether a given trust is a Class B Eligible Trust.

Description of Capital Stock

The principal difference between Class B Shares and Class A Shares is the relative voting rights, with each Class B Share having ten votes and each Class A Share having one vote on all matters to be voted upon by the Company’s shareholders. Otherwise, the rights of the Class A Shares and the Class B Shares under the Articles of Incorporation are substantially identical. Class B Shares are not listed for trading on the New York Stock Exchange as are Class A Shares, but each Class B Share is convertible at any time at the holder’s option into one Class A Share. A further description of various aspects of the Company’s capital stock is set forth immediately below.

Authorized and Outstanding Capital Stock

The Articles of Incorporation authorize the Company to issue up to 660,000,000 shares of common stock, par value $0.01 per share. The authorized common stock is divided into two classes, consisting of 600,000,000 Class A Shares and 60,000,000 Class B Shares. As of March 28, 2019, there were 28,636,511 Class A Shares and 11,459,641 Class B Shares issued and outstanding, respectively (excluding a total of 11,305,731 Class A Shares held by wholly owned subsidiaries of the Company).

As discussed above, all of the issued and outstanding Class B Shares were issued prior to the Company’s initial public offering of Class A Shares on December 11, 2003, and as of such date the issued and outstanding Class B Shares were beneficially owned principally by Messrs. Dunlap and Butterfield and persons related to them. No additional Class B Shares have been issued subsequent to December 11, 2003, and the Articles of Incorporation provide that, except for Class B Shares issued in connection with stock splits, stock dividends, and other similar distributions, the Company shall not issue additional Class B Shares unless approved by the affirmative votes of the holders of a majority in voting power of the stock of the Company entitled to vote thereon.

The Articles of Incorporation also authorize the Company to issue up to 50,000,000 shares of preferred stock, par value $0.01 per share, with the Board of Directors having authority to fix the relative rights and preferences of each series of preferred stock. As of March 28, 2019, there were no shares of preferred stock issued and outstanding, and the Board of Directors does not have any current plans for the Company to issue shares of preferred stock.

Voting Rights and Relative Voting Power

As discussed above, holders of Class A Shares are entitled to one vote per share and holders of Class B Shares are entitled to ten votes per share on all matters submitted to a vote of shareholders. Except as otherwise required by law, Class A Shares and Class B Shares shall vote as a single class on all matters to be voted on by the shareholders, including, without limitation, any consolidation or merger of the Company into or with any other corporation or the sale or transfer by the Company of all or substantially all of its assets. With the approval of a majority of the Class B Shares, voting separately as a class, the Company may lower the number of votes per share each Class B Share shall be entitled to have.

As of March 28, 2019, based on the total numbers of Class A Shares and Class B Shares issued and outstanding as indicated under “Authorized and Outstanding Capital Stock” above, the relative percentages of total voting power represented by such outstanding Class A Shares and Class B Shares were 20.0% and 80.0%, respectively.

With respect to the election of directors, shareholders of the Company have cumulative voting rights under the Nebraska Model Business Corporation Act, whereby shareholders may vote their shares for as many directors as are to be elected, or may cumulate such shares and give one nominee as many votes as the number of directors to be elected multiplied by the number of their shares, or may distribute votes on the same principle among as many or as few nominees as they may desire.

Under the Articles of Incorporation, the Company has a classified Board of Directors, whereby the Board is divided into three classes, with each class containing one-third of the total number of directors (with the current total being nine), and with directors in each class serving staggered three-year terms. The classified Board has the effect of reducing the impact of cumulative voting under the Nebraska Model Business Corporation Act and increasing the difficulty that minority shareholders have in electing a particular director or directors, since a fewer number of directors are elected at each annual meeting of shareholders, and thus a fewer number of votes per share of common stock can be accumulated by shareholders to vote for a particular director nominee or nominees.

The Nebraska Model Business Corporation Act provides that, unless the corporation’s articles of incorporation require a greater vote or a greater number of shares to be present, approval of an amendment to a corporation’s articles of incorporation (which would include an amendment to modify the rights of holders of capital stock of the corporation) requires the approval of the shareholders at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast on the amendment exists, and, if any class of shares is entitled to vote as a separate group on the amendment, the approval of each such separate voting group at a meeting at which a quorum of the voting group consisting of at least a majority of the votes entitled to be cast on the amendment by that voting group exists. The Nebraska Model Business Corporation Act also provides that, if a quorum exists, an amendment to a corporation’s articles of incorporation is approved if the votes cast in favor of the amendment exceed the votes cast against the amendment, unless the corporation’s articles of incorporation require a greater number of affirmative votes. Article IX of the Company’s Articles of Incorporation has a proviso whereby the affirmative vote of the holders of a majority of the voting power of all the shares of the capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, repeal, or adopt any provision in the Articles of Incorporation inconsistent with Section 4.9 (regarding rights with respect to future issuances and sales of the Company’s securities or properties), Article VI (regarding shareholder actions and meetings of shareholders), or such provision.

The Nebraska Model Business Corporation Act also provides that, if a corporation has more than one class of shares outstanding, holders of the outstanding shares of a class are entitled to vote as a separate voting group on a proposed amendment to the corporation’s articles of incorporation if the amendment would, among other things, change the rights, preferences, or limitations of all or part of the shares of the class, or increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions that are prior or superior to the shares of the class. As indicated under “Dividend Rights” and “Other Rights” below, Class B Shares do not have rights or preferences with respect to distributions that are prior or superior to Class A Shares. Therefore, holders of Class A Shares are not entitled to vote as a separate voting group on the proposed Class B Trust Amendment.

Dividend Rights

Holders of the Company’s common stock are entitled to receive ratably dividends payable in cash, in stock or otherwise, as and when declared by the Board of Directors out of assets legally available therefor, subject to any preferential rights of any outstanding preferred stock. The Company has no dividends in arrears with respect to outstanding securities.

Conversion Provisions

The Class B Share conversion provisions are set forth in Section 4.6 of the Articles of Incorporation, the first paragraph of which Section 4.6 is proposed to be amended as described under “Description of the Amendment” above. The Class B Trust Amendment will not change the current provision of Section 4.6 pursuant to which Class A Shares are not convertible.

Under the current provisions of Section 4.6, each Class B Share is convertible at any time at the holder’s option into one Class A Share, and each Class B Share shall automatically convert into one Class A Share, without any action by the Company or further action by the holder thereof, upon the transfer of such Class B Share, other than the following transfers:

•
to any other holder of Class B common stock or to any natural person or business organization that, directly or indirectly, controls, is controlled by or is under common control with such holder (with the term “business organization” defined to mean any corporation, limited liability company, partnership or like entity);

•	to a spouse, sibling, parent, grandparent or descendant, whether natural or adopted, of a holder of Class B common stock;

•	to any charitable foundation or other organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

•	to a trust all of the beneficiaries of which are:

–	holders of Class B common stock each of whom is a natural person,

–	a spouse, sibling, parent, grandparent or descendant, whether natural or adopted, of a holder of Class B common stock, and/or

–	a charitable foundation or other organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

•	by will to:

–	a spouse, sibling, parent, grandparent or descendant, whether natural or adopted, of a holder of Class B common stock,

–	a charitable foundation or other organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or

–	to a trust as described in the bullet point immediately above;

•	pursuant to the laws of descent and distribution to a spouse, sibling, parent, grandparent and/or descendant, whether natural or adopted, of a holder of Class B common stock; or

•	to the Company.

Notwithstanding the foregoing, a Class B Share shall automatically convert into one Class A Share upon any transfer thereof pursuant to a divorce or separation agreement, decree or order.

In the event at any time the Class B Shares outstanding constitute less than 50% of the 14,023,454 Class B Shares outstanding as of the date of the final prospectus relating to the Company’s initial public offering (which date was December 10, 2003, and which 50% amount equals 7,011,727 Class B Shares), each remaining Class B Share outstanding shall automatically be converted into one Class A Share. As of March 28, 2019, there were 11,459,641 Class B Shares issued and outstanding.

The proposed Class B Trust Amendment would amend the Class B Eligible Trust requirements described in the fourth bullet point of the bullet point list immediately above to provide as follows:

•	to a trust all of the Beneficiaries (as defined below) of which are:

–
holders of Class B common stock (or are eligible to hold Class B common stock without triggering a conversion) each of whom is a natural person who is a spouse, sibling, parent, grandparent or descendant, whether natural or adopted, of a holder of Class B common stock, and/or

–	a charitable foundation or other organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended,

with the term “Beneficiaries” defined to mean qualified beneficiaries of a trust, expressly intending to exclude any remote beneficiaries and any beneficiaries not otherwise existing or otherwise reasonably ascertainable, identifiable or known at the time of the transfer to such trust under the laws of the State of Nebraska and/or the laws of the state governing such trust.

Other Rights

Upon liquidation, dissolution or winding up of the Company, after payment in full of the amounts required to be paid to the holders of any outstanding preferred stock, all holders of common stock are entitled to receive ratably any assets available for distribution to holders of common stock after the payment of all debts and other liabilities of the Company. No shares of common stock have preemptive rights. All outstanding shares of common stock are fully paid and nonassessable. The rights, preferences and privileges of holders of common stock are subject to and may be adversely affected by the rights of holders of any preferred stock that may be issued in the future.

Current Ownership of Class B Shares

As of February 28, 2019, the issued and outstanding Class B Shares were beneficially owned principally by:

•	Michael S. Dunlap, Executive Chairman of the Board, his spouse and adult children, and trusts for the various family members’ benefit; and

•
Shelby J. Butterfield, the widow of Stephen F. Butterfield, their children, the adult children of Mr. Butterfield from a prior marriage and their children, and trusts for the various family members’ benefit.

As of February 28, 2019, Mr. Dunlap and Ms. Butterfield were deemed under SEC rules to have beneficial ownership of 90.7% and 32.9%, respectively, of the issued and outstanding Class B Shares, and 77.1% and 26.3%, respectively, of the combined voting power of the Company’s shareholders. For additional information, see “Security Ownership of Directors, Executive Officers, and Principal Shareholders - Stock Ownership” above. Such beneficial ownership is determined in accordance with SEC rules, under which a person is deemed to have beneficial ownership of shares with respect to which such person has or shares voting or dispositive power, and in some cases the same shares are deemed to be beneficially owned by more than one person. As a result, certain Class B Shares are deemed under applicable SEC rules to be beneficially owned by both Mr. Dunlap and Ms. Butterfield, as discussed under “Security Ownership of Directors, Executive Officers, and Principal Shareholders - Stock Ownership” above. In addition, on March 22, 2019, an Amendment No. 5 to Statement on Schedule 13D was filed by Mr. Dunlap to report that he may be deemed to have acquired beneficial ownership of an additional 778,089 Class B Shares transferred effective as of March 14, 2019 from the Estate of Stephen F. Butterfield to the Butterfield Family Trust and 135,332 Class B Shares transferred effective as of March 14, 2019 to the restated Stephen F. Butterfield Revocable Living Trust, for which trusts Whitetail Rock Capital Management, LLC, an SEC-registered investment adviser and majority owned subsidiary of the Company, has been designated to serve as investment adviser with respect to shares of the Company's stock held in such trusts.

Due to the potential related party nature of the proposed Class B Trust Amendment with respect to trusts that the current holders of Class B Shares may wish to establish in the future, and the possibility that Mr. Dunlap, as Executive Chairman of the Board and the beneficial owner of a significant number of Class B Shares, may be deemed to have a conflict of interest in the proposed Class B Trust Amendment, the proposed Class B Trust Amendment was separately reviewed and approved by the Board’s Nominating and Corporate Governance Committee, all of the members of which are independent directors and none of the members of which had a material interest in the proposed Class B Trust Amendment, and the Nominating and Corporate Governance Committee recommended that the Board approve the proposed Class B Trust Amendment. For additional information about the Nominating and Corporate Governance Committee, including the composition thereof, see “Corporate Governance - Board Committees - Nominating and Corporate Governance Committee” above.

Reasons for the Amendment

As indicated under “Overview” above, the purpose of the proposed Class B Trust Amendment is to make changes to the description of eligible trust beneficiaries, in part utilizing a uniform law “qualified beneficiary” term, in order to simplify and clarify the requirements for beneficiaries of Class B Eligible Trusts, and thereby facilitate the use of customary estate planning trusts by holders of Class B Shares who do not intend for such shares to be converted, without inordinate time required of the Company in reviewing such trusts to determine the proper classification of such shares upon transfer to such trusts under the current provisions of the Articles of Incorporation.

As indicated under “Conversion Provisions” above, in order for Class B Shares to be transferred to a trust without automatic conversion to Class A Shares under the current provisions of the Articles of Incorporation, all of the beneficiaries of the trust must fall into at least one of the following categories:

•	holders of Class B common stock each of whom is a natural person;

•	a spouse, sibling, parent, grandparent or descendant, whether natural or adopted, of a holder of Class B common stock, and/or;

•	a charitable foundation or other organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

The Articles of Incorporation are governed by Nebraska law, and the term “beneficiary” is broadly defined under the Nebraska Uniform Trust Code to mean a person that:

•	has a present or future beneficial interest in a trust, vested or contingent; or

•	in a capacity other than that of trustee, holds a power of appointment over trust property.

Under that framework, in order to determine the proper classification of Class B Shares upon the transfer of such shares to a trust, the trust agreement must be reviewed to determine whether all beneficiaries, including persons with a contingent possible future interest the likelihood of which ever resulting in an actual benefit from the trust appears to be remote, fall into at least one of the required categories of beneficiaries of a Class B Eligible Trust as enumerated above. Since estate planning trust agreements can be very elaborate in order to reflect the trustor’s long-term objectives yet contemplate various possible contingencies, such review is often an inordinately time-consuming process, and if the trustor’s intent is to preserve the Class B Share status, in some cases the trust agreement must be revised to ensure that each beneficiary (even a person with a contingent possible future interest the likelihood of which ever resulting in an actual benefit from the trust appears to be remote) falls within at least one of the required categories of beneficiaries of a Class B Eligible Trust. This perspective often comes into tension with customary estate planning trust document provisions which designate various possible remote beneficiaries who would receive a benefit from the trust only if a very unlikely event actually occurs, primarily as a trust protection device in order to avoid or minimize the need for third-party intervention if such event does actually occur. The matter is further complicated when the trust agreement is governed by the laws of a state other than Nebraska.

In view of the foregoing, the proposed Class B Trust Amendment would replace the term “beneficiaries” in the first paragraph of Section 4.6 of the Articles of Incorporation with the capitalized term “Beneficiaries,” which is defined in the Class B Trust Amendment to mean qualified beneficiaries of a trust, expressly intending to exclude any remote beneficiaries and any beneficiaries not otherwise existing or otherwise reasonably ascertainable, identifiable or known at the time of the transfer to such trust under the laws of the State of Nebraska and/or the laws of the state governing such trust. The “qualified beneficiary” term reflected in the Class B Trust Amendment definition of “Beneficiaries” is in turn defined under the Nebraska Uniform Trust Code to mean a beneficiary who, on the date the beneficiary’s qualification is determined:

•	is a distributee or permissible distributee of trust income or principal;

•
would be a distributee or permissible distributee of trust income or principal if the interests of the distributees described in the immediately preceding bullet point terminated on that date without causing the trust to terminate; or

•	would be a distributee or permissible distributee of trust income or principal if the trust terminated on that date.

Accordingly, qualified beneficiaries are generally limited to beneficiaries currently eligible to receive a distribution from the trust together with those who are essentially first-line remainder beneficiaries who would become eligible to receive distributions were the event triggering the termination of a beneficiary’s interest or of the trust itself to occur on the date in question.

The above-described “qualified beneficiary” term is based on the Uniform Trust Code, a comprehensive codification of the common law on trusts developed by the National Conference of Commissioners on Uniform State Laws in 2000 in response to the increased use of trusts in family estate planning, and adopted in some form in Nebraska and approximately 30 other states and the District of Columbia. The Uniform Trust Code notes in its accompanying comments that, due to the difficulty of identifying beneficiaries whose interests are remote and contingent, and because such beneficiaries are not likely to have much interest in the day-to-day affairs of the trust, the Uniform Trust Code uses the concept of “qualified beneficiary” to limit the class of beneficiaries to whom certain notices must be given or consents received.

Similarly, the Company believes that limiting the beneficiaries of a trust who or which must fall within at least one of the required categories for a Class B Eligible Trust to the qualified beneficiaries of such trust, with the additional text in the proposed Class B Trust Amendment stating that qualified beneficiaries expressly intends to exclude any remote beneficiaries and any beneficiaries not otherwise existing or otherwise reasonably ascertainable, identifiable or known at the time of the transfer to such trust under the laws of the State of Nebraska and/or the laws of the state governing such trust, is a reasonable method of simplifying and clarifying the requirements for determining whether a trust is a Class B Eligible Trust by limiting the focus to the substantively significant beneficiaries of the trust. The Company also believes that such simplification and clarification remain consistent with the intent of the provisions governing the Class B Shares, including the intent of the original provisions for Class B Eligible Trusts. In connection therewith, the proposed Class B Trust Amendment facilitates the holding of Class B Shares through customary estate planning vehicles that otherwise qualify as Class B Eligible Trusts, but it does not expand the group or class of individuals or entities who may hold Class B Shares or be qualified beneficiaries of Class B Eligible Trusts.

In addition, the proposed Class B Trust Amendment essentially combines the current first two categories of beneficiaries for Class B Eligible Trusts of (1) holders of Class B common stock each of whom is a natural person, and (2) a spouse, sibling, parent, grandparent or descendant, whether natural or adopted, of a holder of Class B common stock, into a single category of (1) holders of Class B common stock (or are eligible to hold Class B Common Stock without triggering a conversion) each of whom is a natural person who is a spouse, sibling, parent, grandparent or descendant, whether natural or adopted, of a holder of Class B common stock. Further, the proposed Class B Trust Amendment includes minor grammatical changes intended to make clearer that a beneficiary which is a charitable foundation or other organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, need not be an existing holder of Class B common stock in order for the trust to be a Class B Eligible Trust.

General Effects of the Amendment

The Nominating and Corporate Governance Committee and the Board believe that the Class B Trust Amendment is advisable and in the best interests of the Company and its shareholders, including both the holders of Class A Shares and the holders of Class B Shares. The Nominating and Corporate Governance Committee and the Board believe that the potential advantages of the Class B Trust Amendment include, but are not limited to, the factors listed below. These factors are not intended to be exhaustive, but include material factors considered by the Nominating and Corporate Governance Committee and the Board in deciding to approve the Class B Trust Amendment and recommend that the Company’s shareholders approve the Class B Trust Amendment. In light of the variety of factors considered, neither the Nominating and Corporate Governance Committee nor the Board found it practicable to, and did not, quantify or otherwise assign relative weights to the advantages, disadvantages, or other considerations, although the following factors were considered important in their decision.

Potential Benefits, Advantages, or Positive Considerations of the Amendment

•
Reduced Time and Expense to Determine Whether a Particular Trust is a Class B Eligible Trust. The anticipated general effect of the Class B Trust Amendment is a simplification and clarification of the requirements for determining whether a given trust is a Class B Eligible Trust as discussed above, and a relative reduction in future time and expense that must be incurred by the Company in reviewing customary estate planning trust documents in order to determine the proper classification of Class B Shares upon the transfer to trusts governed thereby, as well as a relative reduction in future time and expense that must be incurred by holders of Class B Shares in developing trust documents that do not inadvertently result in the conversion of Class B Shares into Class A Shares, whereby the voting power of such stock would be reduced from ten votes per share to one vote per share. Such trust documents include trust agreements for trusts into which Class B Shares may be transferred by will, since the text of Section 4.6 of the Articles of Incorporation for a transfer by will includes a transfer by will to a trust described in the clause for trusts proposed to be amended in the Class B Trust Amendment.

•
On-Going Relationship with Holders of Class B Shares. The Nominating and Corporate Governance Committee and the Board determined that the Class B Trust Amendment may have the effect of furthering an ongoing collaborative relationship between the Company and the current holders of Class B Shares. As indicated above, the Class B Trust Amendment is expected to make it easier and less expensive for holders of Class B Shares to utilize customary estate planning arrangements, which may avoid or minimize expensive and lengthy probate proceedings and may have certain tax benefits, and also benefit the Company through reduced time and expenses required to review the documents for the trusts involved in such arrangements in order to determine the proper classification of the Class B Shares upon the transfer thereto. Accordingly, the Class B Trust Amendment may facilitate future estate planning objective of the holders of Class B Shares and their family members, without affecting their control of the Company.

•
Potential Avoidance of Adverse Impacts on Market Price for Class A Shares Resulting from Inadvertent Conversions of Class B Shares. By making it easier for holders of Class B Shares to preserve the status of Class B Shares transferred to customary estate planning trusts if preservation of such status is their intent, and thus less likely that inadvertent conversions of Class B Shares will occur, the proposed Class B Trust Amendment may also have the effect of avoiding adverse impacts on the market price for Class A Shares, since it may be more likely that Class B Shares which are inadvertently converted into Class A Shares are thereafter sold into the market, which if done in significant amounts could have adverse effects on the stock market price and volatility of the Class A Shares.

Potential Disadvantages or Negative Considerations of the Amendment

•
Certain Persons Have Interests in the Class B Trust Amendment that are Not Shared by Other Shareholders. Current holders of Class B Shares, including Mr. Dunlap and Ms. Butterfield, and their respective family members, have interests in the Class B Trust Amendment that may be different from, or in addition to, the interests of holders of Class A Shares, since the Class B Trust Amendment is expected to make it easier to use customary estate planning trusts to facilitate the future estate planning objectives of holders of Class B Shares, which may result in potential tax benefits for such holders of Class B Shares and their family members. Shareholders are urged to carefully study and consider the Class B Trust Amendment in light of the interests of certain persons in the Class B Trust Amendment that are different from the interests of shareholders generally.

•
On-Going Control by Holders of Class B Shares. The proposed Class B Trust Amendment is expected to make it easier for holders of Class B Shares to maintain the voting power associated with Class B Shares with their family members and other subjects of their estate planning objectives, particularly as Class B Shares are transferred into new estate planning trusts by members of successive generations who may reside in states other than Nebraska. This may have the effect of making it more difficult for a potential acquirer to pursue a possible acquisition of control of the Company, as discussed below under “Potential Anti-Takeover Effects.”

The Class B Trust Amendment does not involve the issuance of additional authorized Class B Shares, does not affect the existing voting rights of Class A Shares and Class B Shares, either as separate classes or in relation to one another, and the voting rights of existing shareholders are not disparately reduced or restricted by the Class B Trust Amendment. The Nominating and Corporate Governance Committee and the Board believe there is a reasonable business justification for the proposed Class B Trust Amendment as discussed above, and the Class B Trust Amendment is not proposed with the intent to disenfranchise any of the Company’s shareholders.

Potential Anti-Takeover Effects

As indicated under “Current Ownership of Class B Shares” above, as of February 28, 2019, Mr. Dunlap and Ms. Butterfield were deemed under SEC rules to have beneficial ownership of 90.7% and 32.9%, respectively, of the issued and outstanding Class B Shares, and 77.1% and 26.3%, respectively, of the combined voting power of the Company’s shareholders (with certain Class B Shares deemed under applicable SEC rules to be beneficially owned by both Mr. Dunlap and Ms. Butterfield). As discussed above, the proposed Class B Trust Amendment is expected to make it easier for current holders of Class B Shares to maintain the voting power associated with Class B Shares with their family members and other subjects of their estate planning objectives, particularly as Class B Shares are transferred into new estate planning trusts by members of successive generations who may reside in states other than Nebraska. As a result, the proposed Class B Trust Amendment may have the effect of making it more difficult for a potential acquirer to pursue a possible acquisition of control of the Company, even if shareholders believe that such change of control may be in their best interests.

The Company is not aware of any pending, planned, or proposed transfers of Class B Shares to trusts that the proposed Class B Trust Amendment would apply to, and the Class B Trust Amendment is not being proposed in response to any such plan or proposal. Rather, the Board is proposing and recommending the Class B Trust Amendment as a result of the inordinate amount of time that has been spent by the Company in reviewing customary estate planning trust documents in order to determine the proper classification of Class B Shares transferred to such trusts, which time may increase as Class B Shares are transferred to members of successive generations who may reside in states other than Nebraska.

Appraisal Rights

Shareholders are not entitled to assert appraisal rights under the Nebraska Model Business Corporation Act in connection with the Class B Trust Amendment.

Other Matters

The Company does not believe that the Class B Trust Amendment will have any material impact on the Company’s business, financial condition, or operations. As a result, the Company does not believe that any of its financial statements or financial information is material to the exercise of prudent judgment with respect to the decision whether to vote for or against approval of the Class B Trust Amendment. Accordingly, the Company’s financial statements and financial information are not included or incorporated by reference in this proxy statement.

The Board of Directors unanimously recommends a vote FOR the approval of the amendment to the Company’s Articles of Incorporation to modify the restrictions for trusts which may hold Class B common stock, with ten votes per share, without conversion into Class A common stock, with one vote per share.

OTHER SHAREHOLDER MATTERS

Householding

Under SEC rules, we are allowed to send in a single envelope our Notice of Internet Availability of Proxy Materials or a single copy of our proxy solicitation and other required annual meeting materials to two or more shareholders sharing the same address. We may do this only if the shareholders at that address share the same last name or if we reasonably believe that the shareholders are members of the same family or group. If we are sending a Notice, the envelope must contain a separate Notice for each shareholder at the shared address. Each Notice must also contain a unique control number that each shareholder will use to gain access to our proxy materials and vote online. If we are mailing a paper copy of our proxy materials, the rules require us to send each shareholder at the shared address a separate proxy card.

We believe these rules are beneficial to both our shareholders and to us. Our printing and postage costs are lowered anytime we eliminate duplicate mailings to the same household. However, shareholders at a shared address may revoke their consent to the householding program and receive their Notice in a separate envelope, or, if they have elected to receive a full copy of our proxy materials in the mail, receive a separate copy of these materials. If you receive a single set of proxy materials but prefer to receive separate copies for each registered account in your household, please contact our agent, Broadridge, at: 1-866-540-7095, or in writing at: Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Broadridge will remove you from the householding program within 30 days of receipt of your request, following which you will begin receiving an individual copy of the material.

You can also contact Broadridge at the phone number above if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Other Business

On the date that this Proxy Statement was first made available to shareholders, the Board of Directors had no knowledge of any other matter which will come before the Annual Meeting other than the matters described herein. However, if any such matter is properly presented at the Annual Meeting, the proxy solicited hereby confers discretionary authority to the proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the Annual Meeting.

Shareholder Proposals for 2020 Annual Meeting

Shareholder proposals intended to be presented at the 2020 Annual Meeting of Shareholders, currently scheduled for May 21, 2020, must be received at the Company's offices at 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508, Attention: Corporate Secretary, on or before December 14, 2019, to be eligible for inclusion in the Company's 2020 proxy materials. The inclusion of any such proposal in such proxy materials shall be subject to the requirements of the proxy rules adopted under the Exchange Act, (the “Proxy Rules”). The submission of a shareholder proposal does not guarantee that it will be included in the Company's Proxy Statement.

A shareholder may otherwise propose business for consideration or nominate persons for election to the Board of Directors, in compliance with federal proxy rules, applicable state law, and other legal requirements and without seeking to have the proposal included in the Company's Proxy Statement pursuant to the Proxy Rules. Under the Company's Bylaws, the Secretary of the Company must receive notice of any such proposal or nominations for the Company's 2020 Annual Meeting between January 24 and February 23, 2020 (90 to 120 days before the first anniversary of this year's Annual Meeting date). The notice must contain the information required by the Company's Bylaws. A proxy may confer discretionary authority to vote on any matter at a meeting if the Company does not receive notice of the matter within the time frame described above. A copy of the Company's Bylaws is available at the Company's investor relations website at www.nelnetinvestors.com under “Corporate Governance” - “Governance Documents” or is available upon request to: Nelnet, Inc., 121 South 13th Street, Suite 100, Lincoln, Nebraska 68508, Attention: Corporate Secretary. The Chairman of the meeting may exclude matters that are not properly presented in accordance with these requirements.

MISCELLANEOUS

The information under the captions “Compensation Committee Report” and “Audit Committee Report” (i) shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

Appendix A

NELNET, INC.
EXECUTIVE OFFICERS INCENTIVE COMPENSATION PLAN
(Effective as of January 1, 2019)

1.	Purpose.

The purpose of the Nelnet, Inc. Executive Officers Incentive Compensation Plan is to advance the interests of Nelnet, Inc. and its shareholders by strengthening its ability to attract, retain, and motivate executive officers of Nelnet, Inc. upon whose judgment, initiative, and efforts ensure the continued success, growth and development of Nelnet, Inc. The intent is to provide them with opportunities to earn performance-based incentive compensation that aligns their interests with the interests of the shareholders, including the achievement of long-term strategic business objectives.

2.	Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)    “Award” means the amount of incentive compensation in the form of a Performance-Based Award for a Performance Period that the Committee has determined is payable to a Participant in accordance with the Plan.

(b)    “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Participant, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(c)    “Board” means the Board of Directors of the Company.

(d)    “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

(e)    “Committee” means the Compensation Committee of the Board (or a subcommittee thereof to which authority under this Plan may be delegated by the Compensation Committee of the Board pursuant to Section 3 of this Plan).

(f)    “Company” means Nelnet, Inc., a corporation organized under the laws of Nebraska, or any successor corporation.

(g)    “Executive Officer” means an “executive officer” of the Company within the meaning of Rule 3b-7 under the Securities Exchange Act of 1934, as amended, including the Executive Chairman of the Board.

(h)    “Participant” means an Executive Officer who has been selected by the Committee to participate in the Plan for a particular Performance Period and be eligible to receive an Award for that Performance Period.

(i)“Performance-Based Award” means an Award as described under Section 4 of the Plan.

(j)    “Performance Period” means a calendar year or such other period established by the Committee in its sole discretion.

(k)    “Plan” means this Nelnet, Inc. Executive Officers Incentive Compensation Plan.

3.    Administration. The Plan shall be administered by the Compensation Committee of the Board, provided that such Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof and, to the extent of any such delegation, references in this Plan to the Committee shall be deemed to be references to such subcommittee. For each Performance Period, the Committee shall select those Executive Officers who will participate in the Plan and be eligible for an Award under the Plan for that Performance Period. The Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall deem advisable, and to interpret the terms and provisions of the Plan. All determinations made by the Committee with respect to the Plan and Awards thereunder shall be final and binding on all persons, including the Company and all Executive Officers selected by the Committee to participate in the Plan.

Appendix A

4.    Performance-Based Awards.

(a)    The Committee may, from time to time, establish performance criteria with respect to Awards which Participants may be eligible to receive with respect to a Performance Period, and performance goals may be based on one or more of the following criteria:

(i)    Levels of earnings per share; net income; income before income taxes; net interest income; earnings per share or net income excluding derivative market value and other adjustments as the Committee deems appropriate in the Committee’s sole discretion; revenues from fee-based businesses (including measures related to the diversification of revenues from fee-based businesses and increases in revenues through both organic growth and acquisitions); federally insured student loan assets; private education loan assets; consumer loan assets; and total assets;

(ii)    Return on equity (including return on tangible equity); return on assets or net assets; return on capital (including return on total capital or return on invested capital); return on investments; and ratio of equity to total assets;

(iii)    Student loan servicing and other education finance or service customer measures (including loan servicing volume and service rating levels under contracts with the U.S. Department of Education);

(iv)    Success or progress made in efforts to obtain new contracts with the U.S. Department of Education, as well as other loan servicing business;

(v)    Cash flow measures (including cash flows from operating activities, cash flow return on investment, assets, equity, or capital, and generation of long-term cash flows (including net cash flows from the Company’s securitized loan portfolios));

(vi)    Market share;

(vii)    Customer satisfaction levels, and employee engagement, productivity, retention, and satisfaction measures;

(viii)    Operating performance and efficiency targets and ratios, as well as productivity targets and ratios;

(ix)    Levels of, or increases or decreases in, operating margins, operating expenses, and/or nonoperating expenses;

(x)    Business segment, division or unit profitability and other performance measures (including growth in customer base, revenues, earnings before interest, taxes, depreciation and amortization, and segment profitability, as well as management of operating expense levels);

(xi)    Acquisitions, dispositions, projects, or other specific events or transactions (including specific events or transactions intended to enhance the long-term strategic positioning of the Company);

(xii)    Performance of investments;

(xiii)    Regulatory compliance measures; or

(xiv)    Any other criteria as determined by the Committee in its sole discretion.

Any criteria may be used to measure the performance of the Company as a whole and/or any one or more operating segments, divisions, business units, and/or subsidiaries of the Company or any combination thereof, as the Committee may deem appropriate.

(b)    The Committee shall determine whether, with respect to a Performance Period, the applicable performance goals have been met with respect to a particular Participant and, if they have, to ascertain the amount of the applicable Performance-Based Award. The Committee may provide that any evaluation of attainment of a performance goal may include or exclude any extraordinary items.

Appendix A

5.    Payment of Awards. The Award of each Participant for a Performance Period shall be paid after the determination of the payability of such Award is made by the Committee, and in any event the timing of the payment of an Award shall comply in all respects with the provisions of Section 409A of the Code. If a Participant dies after the end of a calendar year but before receiving payment of any Award earned with respect to such year or any period within such year, the amount of such Award shall be paid to a designated Beneficiary, or, if no Beneficiary has been designated, to the Participant’s estate, as soon as practicable after the payability of such Award has been determined, and in any event in compliance with Section 409A of the Code.

6.    Maximum Annual Per-Participant Award Limit. In no event shall the amount paid under the Plan to a Participant with respect to any calendar year exceed 150% of that Participant’s base salary for that year.

7.    Form of Award. The Committee, at their discretion, can determine if an Award is to be paid in cash, stock, or a combination thereof, or provide the option for the Participant to elect to receive their Award in cash, stock, or a combination thereof. The payment of any Award, or any applicable portion of any Award, in stock shall be made pursuant to the Nelnet, Inc. Restricted Stock Plan.

8.    Nontransferability. No Award or rights under this Plan may be transferred or assigned other than by will or by the laws of descent and distribution.

9.    Amendments and Termination. The Board may terminate the Plan at any time and may amend it from time to time; provided, however, that no termination or amendment of the Plan shall adversely affect the rights of a Participant or a Beneficiary to a previously earned Award.

10.    General Provisions.

(a)Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of this Plan or any Award hereunder shall confer upon an Executive Officer any right to continued employment.

(b)    No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

(c)    Governing Law. The validity, construction, and effect of this Plan, and any rules and regulations relating to this Plan, shall be determined in accordance with the laws of the State of Nebraska, without giving effect to principles of conflict of laws thereof.

(d)    Effective Date; Term of Plan. The Plan shall be effective as of January 1, 2019, subject to approval of the Plan by the Company’s shareholders at the Company’s 2019 annual meeting of shareholders. If such shareholder approval is obtained and the Plan becomes effective, the Plan shall expire on January 1, 2024, which is five years after the effective date of the Plan.

(e)    Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Appendix B

ARTICLES OF AMENDMENT TO
THIRD AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF NELNET, INC.

Pursuant to the provisions of Section 21-2,155 of the Nebraska Model Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment with respect to its Third Amended and Restated Articles of Incorporation:

1.	The name of the corporation is Nelnet, Inc.

2.
The following amendment to the corporation’s Third Amended and Restated Articles of Incorporation was adopted and approved in the manner required by the Nebraska Model Business Corporation Act and by the corporation’s Third Amended and Restated Articles of Incorporation:

The text of the amendment to the corporation’s Third Amended and Restated Articles of Incorporation is to amend Section 4.6 of Article IV thereof to read as follows:

4.6.    Conversion. Class A Common Stock is not convertible. Each share of Class B Common Stock is convertible at any time at the holder’s option into one (1) share of Class A Common Stock. Each share of Class B Common Stock shall automatically convert into one (1) share of Class A Common Stock, without any action by the Corporation or further action by the holder thereof, upon the Transfer (as defined below) of such share, other than the following Transfers: (i) to any other holder of Class B Common Stock or to any natural person or business organization that, directly or indirectly, controls, is controlled by or is under common control with such holder (“business organization” shall mean any corporation, limited liability company, partnership or like entity); (ii) to a spouse, sibling, parent, grandparent or descendant, whether natural or adopted, of a holder of Class B Common Stock; (iii) to any charitable foundation or other organization qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or the corresponding provision of any subsequent federal tax law; (iv) to a trust all of the Beneficiaries (as defined below) of which are holders of Class B Common Stock (or are eligible to hold Class B Common Stock without triggering a conversion) each of whom is a natural person as described in clause (ii) hereof, and/or are entities described in clause (iii) hereof; (v) by will to any transferee described in clause (ii), (iii) or (iv) hereof; (vi) pursuant to the laws of descent and distribution to a spouse, sibling, parent, grandparent and/or descendant, whether natural or adopted, of a holder of Class B Common Stock; or (vii) to the Corporation. Notwithstanding the foregoing, a share of Class B Common Stock shall automatically convert into one (1) share of Class A Common Stock, without any action by the Corporation or further action by the holder thereof, upon any Transfer of such share pursuant to a divorce or separation agreement, decree or order. “Transfer” means a sale, assignment, transfer, gift, encumbrance or other disposition, other than a bona fide pledge for collateral security purposes. “Beneficiaries” means qualified beneficiaries of a trust, expressly intending to exclude any remote beneficiaries and any beneficiaries not otherwise existing or otherwise reasonably ascertainable, identifiable or known at the time of the Transfer to such trust under the laws of the State of Nebraska and/or the laws of the state governing such trust.

In the event at any time the shares of the Class B Common Stock outstanding constitute less than 50% of the Class B Common Stock outstanding as of the date of the final prospectus relating to the Corporation’s initial public offering (as adjusted for any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities, the issuance of warrants or other rights to purchase shares or other securities, or other similar capitalization change), each remaining share of Class B Common Stock outstanding shall automatically be converted into one (1) share of Class A Common Stock.
The Corporation will reserve and at all times keep available out of its authorized but unissued shares of Class A Common Stock or its shares of treasury stock of such class a sufficient number of shares of Class A Common Stock to satisfy the conversion requirements of all outstanding shares of Class B Common Stock.

3.	The date of the amendment’s adoption was May 23, 2019.

4.
The amendment was duly approved by the shareholders of the corporation in the manner required by the Nebraska Model Business Corporation Act and by the corporation’s Third Amended and Restated Articles of Incorporation.

Dated as of the 23rd day of May, 2019.

NELNET, INC.

By: _____________________________
Jeffrey R. Noordhoek,
Chief Executive Officer

B - 1

NELNET, INC.
ATTN: PHIL MORGAN
121 S. 13TH STREET, SUITE 100
LINCOLN, NE 68508

VOTE BY INTERNET - www.proxyvote.com
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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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E66585-P22238

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NELNET, INC.

The Board of Directors recommends you vote FOR each of the nominees in proposal 1, and FOR proposals 2, 3, 4, and 5:

1. Election of three Class II Directors for three-year terms

Nominees:	**For**	**Against**	**Abstain**
1a. James P. Abel	☐	☐	☐
1b. William R. Cintani	☐	☐	☐
1c. Kimberly K. Rath	☐	☐	☐

NOTE: By execution of this proxy, the undersigned hereby authorizes such proxies or their substitutes to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

To cumulate votes as to a particular nominee as explained in the Proxy Statement, check the box to the right and then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. **Please do not check the box unless you want to exercise cumulative voting.** ☐

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN THIS PROXY FOR PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, 4, AND 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Shareholder Letter, and Form 10-K are available at www.proxyvote.com.

E66586-P22238

NELNET, INC.
Annual Meeting of Shareholders
May 23, 2019 8:30 a.m., Central Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Michael S. Dunlap and William J. Munn, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Nelnet, Inc. common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Nelnet, Inc., to be held on May 23, 2019 at 8:30 a.m. Central Time or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO THE PROXIES TO VOTE ON ANY OTHER MATTERS THAT MAY PROPERLY BE PRESENTED AT THE MEETING. AS OF THE DATE OF THE ACCOMPANYING PROXY STATEMENT, NELNET MANAGEMENT DID NOT KNOW OF ANY OTHER MATTERS TO BE PRESENTED AT THE MEETING. IF ANY OTHER MATTERS ARE PROPERLY PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF NELNET MANAGEMENT.

CUMULATE ______________________________

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(If you noted cumulative voting instructions above, please check the corresponding box on the reverse side.)

Continued and to be signed on reverse side